Registration Nos. 033-85982
811-08846
As filed with the Securities and Exchange Commission on July 29, 2010
----------------------------------------------------------------------

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 35                                                                  X
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 36                                                                                       X

(Check appropriate box or boxes)
----------------------------------------------
Tributary Funds, Inc.
(Exact Name of Registrant as Specified in Charter)

1620 Dodge Street
Omaha, NE 68197
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code:
(800) 662-4203
-------------------------
Brittany Fahrenkrog
1620 Dodge Street
Omaha, NE 68197
(Name and Address of Agent for Service)

Copies to:

Daniel A. Peterson
Husch Blackwell Sanders LLP
190 Carondelet Plaza
Suite 600
St. Louis, MO 63105

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

___           immediately upon filing pursuant to paragraph (b)
_x_           on August 1, 2010 pursuant to paragraph (b)
___           60 days after filing pursuant to paragraph (a)(1)
___           on (date) pursuant to paragraph (a)(1)
___           75 days after filing pursuant to paragraph (a)(2)
___           on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

___   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Tributary Short-Intermediate Bond Fund (formerly First Focus Short-Intermediate Bond Fund) Institutional Class: FOSIX Institutional Plus Class: FOSPX
Tributary Income Fund (formerly First Focus Income Fund) Institutional Class: FOINX Institutional Plus Class: FOIPX
Tributary Balanced Fund (formerly First Focus Balanced Fund) Institutional Class: FOBAX Institutional Plus Class: FOBPX
Tributary Core Equity Fund (formerly First Focus Core Equity Fund) Institutional Class: FOEQX Institutional Plus Class: FOEPX
Tributary Large Cap Growth Fund (formerly First Focus Large Cap Growth Fund) Institutional Class: FOLCX Institutional Plus Class: FOLPX
Tributary Growth Opportunities Fund (formerly First Focus Growth Opportunities Fund) Institutional Class: FOGRX Institutional Plus Class: FOGPX
Tributary Small Company Fund (formerly First Focus Small Company Fund) Institutional Class: FOSCX Institutional Plus Class: FOSBX
Tributary International Equity Fund (formerly First Focus International Equity Fund) Institutional Class: FFITX Institutional Plus Class: FIEPX

 Value. Stability. Service

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Risk/Return Summaries

Tributary Short-Intermediate Bond Fund	1
Tributary Income Fund	5
Tributary Balanced Fund	9
Tributary Core Equity Fund	13
Tributary Large Cap Growth Fund	17
Tributary Growth Opportunities Fund	21
Tributary Small Company Fund	25
Tributary International Equity Fund	29

Key Fund Information

Principal Investment Objectives, Strategies and Risks	33
Portfolio Holdings of the Funds	44

Your Investment

Buying, Selling and Exchanging Shares	44
Transaction Policies	46
Dividends and Taxes	47
Management of the Funds	49
Financial Highlights	54
For more information	Back cover

PROSPECTUS
Tributary Short-Intermediate Bond Fund
Investment Objective

The Tributary Short-Intermediate Bond Fund seeks to maximize total return in a manner consistent with the generation of current income, preservation of capital and reduced price volatility.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class or Institutional Plus Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Institutional Class	Institutional Plus Class
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	None	None
Other Expenses	0.67%	0.42%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%
Total Annual Fund Operating Expenses	1.19%	0.94%
Fee Waiver(2)	0.24%	0.27%
Total Annual Fund Operating Expenses After Fee Waiver	0.95%	0.67%

(1) Because the Fund invests in other funds, it is a shareholder of those underlying funds and indirectly bears its proportionate share of the operating expenses.  All of the expenses of the Fund and acquired (underlying) funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably.

(2) The investment adviser has contractually agreed to waive 0. 22 % of its Management Fees and First National Bank has agreed to waive 0.015% of its Custody Fees for the Institutional Class and the Institutional Plus Class, and the investment adviser has also contractually agreed to waive 0.035% of its Co-Administration Fees for the Institutional Plus Class only , for the period August 1, 2010 through July 31, 2011. Such waivers are only terminable upon the approval of the Fund’s Board of Directors.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year		3 years	5 years	10 years
Institutional Class	$ 97	$ 354	$ 631	$ 1,422
Institutional Plus Class	$ 68	$ 273	$ 494	$ 1,130

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund intends to invest primarily all, but must invest at least 80%, of its assets in bonds, which include other fixed income securities . The Fund invests primarily in debt securities rated within the four highest credit categories (AAA, AA, A, BBB, or equivalent) by at least one nationally recognized statistical rating organization (“NRSRO”), or if unrated, deemed to be of comparable quality by the Fund’s investment adviser. The Fund may invest up to 20% of its assets in  bonds and other fixed income securities rated below such ratings, but no lower than a B rating by an NRSRO at the time of purchase. The Fund seeks to maintain a dollar-weighted average portfolio maturity of one to five years.  Under normal market conditions, the Fund will invest no more than 75% of its assets in asset-backed and/or mortgage-related securities.

Principal Risks

The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means loss of money is a risk of the Fund. In addition, the Fund is subject to the following risks:

General Market Risk: Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the investment adviser will not accurately predict the direction of these and other factors and, as a result, the investment adviser’s investment decisions may not accomplish what they were intended to achieve.

Interest Rate Risk: Changes in interest rates affect the value of the Fund’s fixed income securities. When interest rates rise, the value of the Fund’s fixed income securities and the Fund’s shares will decline.

Credit Risk and Guarantee Risk: The Fund could lose money if the issuer or guarantor of a fixed income security cannot meet its financial obligations or goes bankrupt. The price of a security held by the Fund can be adversely affected prior to actual default if its credit status deteriorates and the probability of default rises.

Reinvestment Risk: If interest rates decline when a fixed income security held by the Fund matures, the cash flows from that security will likely be reinvested at a lower interest rate.

Mortgage-Related Securities Risk: The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment and extension risks, which can lead to significant fluctuations in value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

Performance History

The bar chart and table below show the Fund’s annual returns and its long-term performance and provide some indication of the risks of an investment in the Fund. The bar chart illustrates how the Fund’s performance has varied from year-to-year. The table compares the Fund’s average annual returns for 1, 5 and 10 years to a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is available on the Performance tab of the Fund’s website at www.tributaryfunds.com and is updated monthly and quarterly.

Annual Total Returns – Institutional Class (%)

The Institutional Class' total return for the six-month period ended June 30, 2010 was 2.40%.

Best Quarter	Worst Quarter
September 30, 2001	December 31, 2001
4.56%	-3.30%

PROSPECTUS
Tributary Short-Intermediate Bond Fund

Average Annual Total Returns (For periods ended December 31, 2009)
	1 Year	5 Years	10 years
Institutional Class Return Before Taxes	6.17%	3.79%	4.64%
Institutional Class Return After Taxes on Distributions	4.75%	2.22%	2.89%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	3.98%	2.30%	2.91%
Institutional Plus Class Return Before Taxes*	6.17%	3.79%	4.64%
Barclays Capital U.S. Government/ Credit 1-5 Year Index	4.62%	4.51%	5.35%

  * The performance information shown above for the Institutional Plus Class reflects the Fund’s Institutional Class returns for the periods prior to August 1, 2010.  Unlike Institutional Plus Class shares, Institutional Class shares impose a non-12b-1 shareholder services fee of 0.25%, which is reflected in the return information.  Accordingly, had the Institutional Plus Class been offered prior to August 1, 2010, the performance would have been different as a result of lower annual operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are for Institutional Class shares only.

Management

Investment Adviser:

Tributary Capital Management, LLC

Portfolio Managers:

Ronald Horner, Managing Director, Fixed Income, has managed the Fund since February 2006.

Travis Nordstrom, CFA, Principal, Fixed Income, has managed the Fund since May 2003.

Mary Anne Mullen, CFA, Senior Analyst, Fixed Income, has managed the Fund since March 2009.

Purchase and Sale of Fund Shares

Institutional Class: The minimum initial investment for Institutional Class shares of the Fund is $1,000, except that the minimum initial investment may be modified for automatic investment plans, individual retirement accounts, payroll deduction plans and at the sole discretion of the Fund. The minimum subsequent investment for Institutional Class shares is $50.

Institutional Plus Class: The minimum initial investment for Institutional Plus Class shares of the Fund is $5 million, except that the minimum investment may be modified at the sole discretion of the Fund. The minimum subsequent investment for Institutional Plus Class shares is $50. If an exchange or redemption causes the value of an investor’s account in Institutional Plus Class shares to fall below $5 million, the investor’s Institutional Plus Class shares may be converted into Institutional Class shares.

You may sell (redeem) all or part of your shares of the Fund on any business day in one of the following methods:

• Go to www.tributaryfunds.com and visit our secure account area;
• Send a written request to: Tributary Funds Service Center, P.O. Box 219022, Kansas City, MO 64121-9022; or
• If you previously authorized telephone redemptions, call 1-800-662-4203.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of those shares of the Fund and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS
Tributary Income Fund
Investment Objective

The Tributary Income Fund seeks the generation of current income in a manner consistent with preserving capital and maximizing total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class or Institutional Plus Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Institutional Class	Institutional Plus Class
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	None	None
Other Expenses	0.67%	0.42%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.28%	1.03%
Fee Waiver(2)	0.28%	0.32%
Total Annual Fund Operating Expenses After Fee Waiver	1.00%	0.71%

(1) Because the Fund invests in other funds, it is a shareholder of those underlying funds and indirectly bears its proportionate share of the operating expenses.  All of the expenses of the Fund and acquired (underlying) funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably.

(2) The investment adviser has contractually agreed to waive 0.27% of its Management Fees and First National Bank has agreed to waive 0.015% of its Custody Fees for the Institutional Class and the Institutional Plus Class , and the investment adviser has also contractually agreed to waive 0.035% of its Co-Administration Fees for the Institutional Plus Class only , for the period August 1, 2010 through July 31, 2011. Such waivers are only terminable upon the approval of the Fund’s Board of Directors.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$102	$378	$675	$1,521
Institutional Plus Class	$73	$296	$538	$1,230

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund intends to invest primarily all, but must invest at least 80%, of its assets in fixed income securities.  The Fund invests primarily in debt securities rated within the four highest credit categories (AAA, AA, A, BBB, or equivalent) by at least one nationally recognized statistical rating organization (“NRSRO”), or if unrated, deemed to be of comparable quality by the Fund’s investment adviser.  The Fund may invest up to 20% of its assets in fixed income securities rated below such ratings, but no lower than a B rating by an NRSRO. The Fund seeks to maintain a dollar-weighted average portfolio maturity of four years or more.  Under normal market conditions, the Fund will invest no more than 75% of its assets in asset-backed and/or mortgage-backed securities.

Principal Risks

The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means loss of money is a risk of the Fund. In addition, the Fund is subject to the following risks:

General Market Risk: Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the investment adviser will not accurately predict the direction of these and other factors and, as a result, the investment adviser’s investment decisions may not accomplish what they were intended to achieve.

Interest Rate Risk: Changes in interest rates affect the value of the Fund’s fixed income securities. When interest rates rise, the value of the Fund’s fixed income securities and the Fund’s shares will decline.

Credit Risk and Guarantee Risk: The Fund could lose money if the issuer or guarantor of a fixed income security cannot meet its financial obligations or goes bankrupt. The price of a security held by the Fund can be adversely affected prior to actual default if its credit status deteriorates and the probability of default rises.

Reinvestment Risk: If interest rates decline when a fixed income security held by the Fund matures, the cash flows from that security will likely be reinvested at a lower interest rate.

Mortgage-Related Securities Risk: The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment and extension risks, which can lead to significant fluctuations in value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

Performance History

The bar chart and table below show the Fund’s annual returns and its long-term performance and provides some indication of the risks of an investment in the Fund. The bar chart illustrates how the Fund’s performance has varied from year-to-year. The table compares the Fund’s average annual returns for the 1-year, 5-year, and since inception periods to a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is available on the Performance tab of the Fund’s website at www.tributaryfunds.com and is updated monthly and quarterly.

Annual Total Returns – Institutional Class (%)

The Institutional Class' total return for the six-month period ended June 30, 2010 was 5.44%.

Best Quarter	Worst Quarter
September 30, 2001	June 30, 2004
4.87%	-2.79%

PROSPECTUS
Tributary Income Fund

Average Annual Total Returns (For periods ended December 31, 2009)
	1 Year	5 Years	Inception (3/9/01)
Institutional Class Return Before Taxes	8.01%	3.92%	4.54%
Institutional Class Return After Taxes on Distributions	6.19%	2.30%	2.75%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	5.16%	2.39%	2.81%
Institutional Plus Class Return Before Taxes*	8.01%	3.92%	4.54%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	5.57%

   * The performance information shown above for the Institutional Plus Class reflects the Fund’s Institutional Class returns for the periods prior to August 1, 2010.  Unlike Institutional Plus Class shares, Institutional Class shares impose a non-12b-1 shareholder services fee of 0.25%, which is reflected in the return information.  Accordingly, had the Institutional Plus Class been offered prior to August 1, 2010, the performance would have been different as a result of lower annual operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Class shares only.

Management

Investment Adviser:

Tributary Capital Management, LLC

Portfolio Managers:

Ronald Horner, Managing Director, Fixed Income, has managed the Fund since February 2006.

Travis Nordstrom, CFA, Principal, Fixed Income, has managed the Fund since May 2003.

Mary Anne Mullen, CFA, Senior Analyst, Fixed Income, has managed the Fund since March 2009.

Purchase and Sale of Fund Shares

Institutional Class: The minimum initial investment for Institutional Class shares of the Fund is $1,000, except that the minimum initial investment may be modified for automatic investment plans, individual retirement accounts, payroll deduction plans and at the sole discretion of the Fund. The minimum subsequent investment for Institutional Class shares is $50.

Institutional Plus Class: The minimum initial investment for Institutional Plus Class shares of the Fund is $5 million, except that the minimum investment may be modified at the sole discretion of the Fund. The minimum subsequent investment for Institutional Plus Class shares is $50. If an exchange or redemption causes the value of an investor’s account in Institutional Plus Class shares to fall below $5 million, the investor’s Institutional Plus Class shares may be converted into Institutional Class shares.

You may sell (redeem) all or part of your shares of the Fund on any business day in one of the following methods:

• Go to www.tributaryfunds.com and visit our secure account area;
• Send a written request to: Tributary Funds Service Center, P.O. Box 219022, Kansas City, MO 64121-9022; or
• If you previously authorized telephone redemptions, call 1-800-662-4203.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of those shares of the Fund and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS
Tributary Balanced Fund
Investment Objective

The Tributary Balanced Fund seeks capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class or Institutional Plus Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Institutional Class	Institutional Plus Class
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses	0.78%	0.53%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.54%	1.29%
Fee Waiver(2)	0.14%	0.18%
Total Annual Fund Operating Expenses After Fee Waiver	1.40%	1.11%

(1) Because the Fund invests in other funds, it is a shareholder of those underlying funds and indirectly bears its proportionate share of the operating expenses.  All of the expenses of the Fund and acquired (underlying) funds use their expense ratios for their most recent fiscal year.  These estimates may vary considerably.

(2) The investment adviser has contractually agreed to waive 0.125 % of its Management Fees and First National Bank has agreed to waive 0.015% of its Custody Fees for the Institutional Class and the Institutional Plus Class, and the investment adviser has also contractually agreed to waive 0.035% of its Co-Administration Fees for the Institutional Plus Class only, for the period August 1, 2010 through July 31, 2011. Such waivers are only terminable upon the approval of the Fund’s Board of Directors.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$ 143	$ 473	$ 826	$ 1,823
Institutional Plus Class	$ 113	$ 391	$ 690	$ 1,541

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategies

Based on the sub- adviser’s assessment of market conditions, the Fund will allocate its assets among stocks, fixed income securities and cash equivalents. The Fund will invest 25% to 75% of its assets in stocks and convertible securities and at least 25% of its total assets in fixed income securities. The Fund may also invest in preferred stocks and warrants and may invest in securities issued by companies with large, medium or small capitalization.

With respect to the equity portion of the Fund, the sub- adviser targets companies with above average growth characteristics and below average valuations with a focus on investing in companies with sustainable above average growth in sales, earnings, and intrinsic value. The sub- adviser employs multiple diversification strategies to control risk and the Fund’s equity holdings are diversified across the major economic sectors and by the number of company positions. The fixed income securities in which the Fund invests will be rated within the four highest credit categories (AAA, AA, A, BBB, or equivalent) by at least one nationally recognized statistical rating organization (“NRSRO”), or if unrated, deemed to be of comparable quality by the Fund’s sub-adviser.  The Fund seeks to maintain a dollar-weighted average portfolio maturity of five to ten years.

Principal Risks

The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means loss of money is a risk of the Fund. In addition, the Fund is subject to the following risks:

General Market Risk: Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the sub- adviser will not accurately predict the direction of these and other factors and, as a result, the sub- adviser’s investment decisions may not accomplish what they were intended to achieve.

Common Stock Risk: Companies in which the Fund is invested may not perform as anticipated. Additionally, the value of a Fund investment may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower market price for a stock even when company fundamentals are strong. A company’s stock may drop as a result of technological, environmental or regulatory change or as a result of company news or a change in expected earnings.

Large-Cap Stock Risk: Large-cap companies may be unable to respond quickly to new competitive challenges like changes in technology or consumer taste, and also may not be able to attain the high growth rates of successful, smaller companies, especially during periods of economic expansion.

Mid-Cap and Small-Cap Stock Risk: Mid-cap and small-cap stocks are generally less liquid than large-cap stocks, and may be more affected by technological, environmental or regulatory change.

Convertible Securities Risk: The Fund may purchase convertible securities which may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or other issuers. When interest rates rise, the values generally fall, and when rates decline, the values generally increase. In addition, their prices can be affected by changes in the market value of the common stock into which they can be converted.

Growth Investing Risk: The stock portion of this Fund is primarily growth oriented and may not perform as well as other types of mutual funds when its investing style is out of favor. There is also a risk that the stocks selected for this Fund may not grow as the sub- adviser anticipates.

Interest Rate Risk: Changes in interest rates affect the value of the Fund’s fixed income securities. When interest rates rise, the value of the Fund’s fixed income securities and the Fund’s shares will decline.

Credit Risk: The Fund could lose money if the issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. The price of a security held by the Fund can be adversely affected prior to actual default if its credit status deteriorates and the probability of default rises.

Reinvestment Risk: If interest rates decline when a fixed income security held by the Fund matures, the cash flows from that security will likely be reinvested at a lower interest rate.

Prepayment Risk: Mortgage- and asset-backed securities involve prepayment risk, which is the risk that the underlying mortgage or other debts may be refinanced or paid off before they mature during a period of declining interest rates. Such refinancing and prepayments will tend to lower the Fund’s return and could result in losses to the Fund if it acquired some securities at a premium.

Extension Risk: During periods of rising interest rates, the rate of prepayments of mortgage- and asset-backed securities may be slower than estimated, causing the Fund to miss the opportunity to reinvest assets at higher rates.

Performance History

The bar chart and table below show the Fund’s annual returns and its long-term performance and provides some indication of the risks of an investment in the Fund. The bar chart illustrates how the Fund’s performance has varied from year-to-year.  The table compares the Fund’s average annual returns for 1, 5, and 10 years to broad measure s of market performance, and a  composite index that is comprised of 60% of the Fund's equity benchmark  and 40% of the Fund's fixed income benchmark  and is intended to provide a single benchmark that more accurately reflects the composition of securities held by the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is available on the Performance tab of the Fund’s website at www.tributaryfunds.com and is updated monthly and quarterly.

PROSPECTUS
Tributary Balanced Fund

Annual Total Returns – Institutional Class (%)

The Institutional Class' total return for the six-month period ended June 30, 2010 was 0.88%.

Best Quarter	Worst Quarter
June 30, 2009	September 30, 2008
16.86%	-11.98%

Average Annual Total Returns (For periods ended December 31, 2009)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	24.63%	3.02%	5.27%
Institutional Class Return After Taxes on Distributions	24.12%	2.14%	4.49%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	16.25%	2.40%	4.28%
Institutional Plus Class Return Before Taxes*	24.63%	3.02%	5.27%
S&P 500 Index	26.46%	0.42%	-0.95%
Barclays Capital U.S. Government/ Credit Index	4.52%	4.70%	6.34%
Composite Index	17.74%	2.43%	2.27%

* The performance information shown above for the Institutional Plus Class reflects the Fund’s Institutional Class returns for the periods prior to August 1, 2010.  Unlike Institutional Plus Class shares, Institutional Class shares impose a non-12b-1 shareholder services fee of 0.25%, which is reflected in the return information.  Accordingly, had the Institutional Plus Class been offered prior to August 1, 2010, the performance would have been different as a result of lower annual operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Class shares only.

Management

Investment Adviser:

Tributary Capital Management, LLC

Investment Sub-Adviser:

First National Fund Advisers, a division of First National Bank in Fort Collins, Colorado.

Portfolio Managers:

Kurt Spieler, CFA, Managing Director, Investments, has managed the Fund since October 2006.

John Harris, CFA, Senior Portfolio Manager, has managed the Fund since May 2010.

Purchase and Sale of Fund Shares

Institutional Class: The minimum initial investment for Institutional Class shares of the Fund is $1,000, except that the minimum initial investment may be modified for automatic investment plans, individual retirement accounts, payroll deduction plans and at the sole discretion of the Fund. The minimum subsequent investment for Institutional Class shares is $50.

Institutional Plus Class: The minimum initial investment for Institutional Plus Class shares of the Fund is $5 million, except that the minimum investment may be modified at the sole discretion of the Fund. The minimum subsequent investment for Institutional Plus Class shares is $50. If an exchange or redemption causes the value of an investor’s account in Institutional Plus Class shares to fall below $5 million, the investor’s Institutional Plus Class shares may be converted into Institutional Class shares.

You may sell (redeem) all or part of your shares of the Fund on any business day in one of the following methods:

• Go to www.tributaryfunds.com and visit our secure account area;
• Send a written request to: Tributary Funds Service Center, P.O. Box 219022, Kansas City, MO 64121-9022; or
• If you previously authorized telephone redemptions, call 1-800-662-4203.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of those shares of the Fund and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS
Tributary Core Equity Fund
Investment Objective

The Tributary Core Equity Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class or Institutional Plus Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Institutional Class		Institutional Plus Class
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses	0.59%	0.34%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.35%	1.10%
Fee Waiver(2)	0.13%	0.17%
Total Annual Fund Operating Expenses After Fee Waiver	1.22%	0.93%

(1) Because the Fund invests in other funds, it is a shareholder of those underlying funds and indirectly bears its proportionate share of the operating expenses.  All of the expenses of the Fund and acquired (underlying) funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably.

(2) The investment adviser has contractually agreed to waive 0.12 % of its Management Fees and First National Bank has agreed to waive 0.015% of its Custody Fees for the Institutional Class and the Institutional Plus Class, and the investment adviser has also contractually agreed to waive 0.035% of its Co-Administration Fees for the Institutional Plus Class only, for the period August 1, 2010 through July 31, 2011. Such waivers are only terminable upon the approval of the Fund’s Board of Directors.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$ 124	$ 415	$ 727	$ 1,613
Institutional Plus Class	$ 95	$ 333	$ 590	$ 1,325

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund intends to invest at least 80% of its assets in common stocks and securities that can be converted into common stocks, such as convertible bonds, convertible preferred stocks, options and rights. The Fund typically invests in domestic companies with market capitalizations over $5 billion. The Fund may also invest up to 20% of its assets in preferred stocks, warrants and common stocks other than those described above.

The investment adviser implements a value oriented approach to the portfolio that targets companies whose stock is trading below what the investment adviser considers its intrinsic value. The investment adviser may also consider other factors, including a company’s earnings and/or dividend record.

Principal Risks

The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means loss of money is a risk of the Fund. In addition, the Fund is subject to the following risks:

General Market Risk: Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the investment adviser will not accurately predict the direction of these and other factors and, as a result, the investment adviser’s investment decisions may not accomplish what they were intended to achieve.

Common Stock Risk: Companies in which the Fund is invested may not perform as anticipated. Additionally, the value of a Fund investment may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower market price for a stock even when company fundamentals are strong. A company’s stock may drop as a result of technological, environmental or regulatory change or as a result of company news or a change in expected earnings.

Large-Cap Stock Risk: Large-cap companies may be unable to respond quickly to new competitive challenges like changes in technology or consumer taste, and also may not be able to attain the high growth rates of successful, smaller companies, especially during periods of economic expansion.

Mid-Cap Stock Risk: Mid-cap stocks are generally less liquid than large-cap stocks, and may be more affected by technological, environmental or regulatory change.

Convertible Securities Risk: The Fund may purchase convertible securities which may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or other issuers. When interest rates rise, the values generally fall, and when rates decline, the values generally increase. In addition, their prices can be affected by changes in the market value of the common stock into which they can be converted.

Value Investing Risk: The Fund may not perform as well as other mutual funds when value oriented investing styles are out of favor. Additionally, stocks selected by the Fund may not reach what the investment adviser believes are their full value.

Performance History

The bar chart and table below show the Fund’s annual returns and its long-term performance and provides some indication of the risks of an investment in the Fund. The bar chart illustrates how the Fund’s performance has varied from year-to-year. The table compares the Fund’s average annual returns for 1, 5, and 10 years to broad measures of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is available on the Performance tab of the Fund’s website at www.tributaryfunds.com and is updated monthly and quarterly.

Annual Total Returns – Institutional Class (%)

  The Institutional Class' total return for the six-month period ended June 30, 2010 was -9.66%.

Best Quarter	Worst Quarter
June 30, 2009	December 31, 2008
14.72%	-20.74%

PROSPECTUS
Tributary Core Equity Fund

Average Annual Total Returns (For periods ended December 31, 2009)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	24.47%	1.76%	2.77%
Institutional Class Return After Taxes on Distributions	24.27%	0.56%	1.88%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	16.11%	1.56%	2.29%
Institutional Plus Class Return Before Taxes*	24.47%	1.76%	2.77%
S&P 500 Index	26.46%	0.42%	-0.95%
Russell 1000 Value Index	19.69%	-0.25%	2.47%

  * The performance information shown above for the Institutional Plus Class reflects the Fund’s Institutional Class returns for the periods prior to August 1, 2010.  Unlike Institutional Plus Class shares, Institutional Class shares impose a non-12b-1 shareholder services fee of 0.25%, which is reflected in the return information.  Accordingly, had the Institutional Plus Class been offered prior to August 1, 2010, the performance would have been different as a result of lower annual operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Class shares only.

Management

Investment Adviser:

Tributary Capital Management, LLC

Portfolio Managers:

Randall Greer, CFA, Managing Director, Value Equities, has managed the Fund since November 2006.

Christopher P. Sullivan, Portfolio Manager, Equities, has managed the Fund since November 2007.

Purchase and Sale of Fund Shares

Institutional Class: The minimum initial investment for Institutional Class shares of the Fund is $1,000, except that the minimum initial investment may be modified for automatic investment plans, individual retirement accounts, payroll deduction plans and at the sole discretion of the Fund. The minimum subsequent investment for Institutional Class shares is $50.

Institutional Plus Class: The minimum initial investment for Institutional Plus Class shares of the Fund is $5 million, except that the minimum investment may be modified at the sole discretion of the Fund. The minimum subsequent investment for Institutional Plus Class shares is $50. If an exchange or redemption causes the value of an investor’s account in Institutional Plus Class shares to fall below $5 million, the investor’s Institutional Plus Class shares may be converted into Institutional Class shares.

You may sell (redeem) all or part of your shares of the Fund on any business day in one of the following methods:

• Go to www.tributaryfunds.com and visit our secure account area;
• Send a written request to: Tributary Funds Service Center, P.O. Box 219022, Kansas City, MO 64121-9022; or
• If you previously authorized telephone redemptions, call 1-800-662-4203.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of those shares of the Fund and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS
Tributary Large Cap Growth Fund
Investment Objective

The Tributary Large Cap Growth Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class or Institutional Plus Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Institutional Class	Institutional Plus Class
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	None
Other Expenses	0.63%	0.38%
Total Annual Fund Operating Expenses	1.53%	1.28%
Fee Waiver(1)	0.17%	0.20%
Total Annual Fund Operating Expenses After Fee Waiver	1.36%	1.08%

(1) The investment adviser has contractually agreed to waive 0.15 % of its Management Fees and First National Bank has agreed to waive 0.015% of its Custody Fees for the Institutional Class and the Institutional Plus Class, and the investment adviser has also contractually agreed to waive 0.035% of its Co-Administration Fees for the Institutional Plus Class only, for the period August 1, 2010 through July 31, 2011. Such waivers are only terminable upon the approval of the Fund’s Board of Directors.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$ 138	$ 467	$ 818	$ 1,809
Institutional Plus Class	$ 110	$ 386	$ 683	$ 1,528

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund intends to invest at least 80% of its assets in common stocks and securities that can be converted into common stocks, such as convertible bonds, convertible preferred stocks, options and rights of companies with market capitalizations of at least $5 billion. The Fund will generally maintain core holdings in 20 to 50 stocks, so its portfolio may become more concentrated in a small number of companies, industries or regions. Although the Fund retains the ability to invest in a relatively small number of stocks, the Fund’s goal is to remain diversified.

The Fund’s sub-adviser looks for large capitalization companies with strong unit growth, dominant market positions, conservative accounting practices and internally financed growth. The Fund will also invest in common stocks that the sub-adviser believes have the potential to grow earnings more rapidly than their competitors.

Principal Risks

The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means loss of money is a risk of the Fund. In addition, the Fund is subject to the following risks:

General Market Risk: Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the sub-adviser will not accurately predict the direction of these and other factors and, as a result, the sub-adviser’s investment decisions may not accomplish what they were intended to achieve.

Common Stock Risk: Companies in which the Fund is invested may not perform as anticipated, Additionally, the value of a Fund investment may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower market price for a stock even when company fundamentals are strong. A company’s stock may drop as a result of technological, environmental or regulatory change or as a result of company news or a change in expected earnings.

Large-Cap Stock Risk: Large-cap companies may be unable to respond quickly to new competitive challenges like changes in technology or consumer taste, and also may not be able to attain the high growth rates of successful, smaller companies, especially during periods of economic expansion.

Mid-Cap Stock Risk: Mid-cap stocks are generally less liquid than large-cap stocks, and may be more affected by technological, environmental or regulatory change.

Foreign Investment Risk: Investing in foreign securities involved more risks than U.S. domestic investments relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Convertible Securities Risk: The Fund may purchase convertible securities which may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or other issuers. When interest rates rise, the values generally fall, and when rates decline, the values generally increase. In addition, their prices can be affected by changes in the market value of the common stock into which they can be converted.

Growth Investing Risk: The Fund may not perform as well as other mutual funds when growth oriented investing styles are out of favor. Additionally, stocks selected by the Fund may not grow as the sub-adviser anticipated which might affect the earnings growth the investment adviser anticipated when selecting the stock.

Focused Investment Risk: Concentrating investments in a certain type of company, industry or region may make the Fund more vulnerable to events affecting those groups.

Performance History

The bar chart and table below show the Fund’s annual returns and its long-term performance and provides some indication of the risks of an investment in the Fund. The bar chart illustrates how the Fund’s performance has varied from year-to-year. The table compares the Fund’s average annual returns for the 1-year and since inception periods to a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is available on the Performance tab of the Fund’s website at www.tributaryfunds.com and is updated monthly and quarterly.

Annual Total Returns – Institutional Class (%)

The Institutional Class' total return for the six-month period ended June 30, 2010 was -6.38%.

Best Quarter	Worst Quarter
September 30, 2009	December 31, 2008
15.75%	-23.04%

PROSPECTUS
Tributary Large Cap Growth Fund
Average Annual Total Returns (For periods ended December 31, 2009)
	Year	Inception (7/5/2007)
Institutional Class Return Before Taxes	35.03%	-6.50%
Institutional Class Return After Taxes on Distributions	34.92%	-6.55%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	22.86%	-5.49%
Institutional Plus Class Return Before Taxes*	35.03%	-6.50%
Russell 1000 Growth Index	37.21%	5.97%

  * The performance information shown above for the Institutional Plus Class reflects the Fund’s Institutional Class returns for the periods prior to August 1, 2010.  Unlike Institutional Plus Class shares, Institutional Class shares impose a non-12b-1 shareholder services fee of 0.25%, which is reflected in the return information.  Accordingly, had the Institutional Plus Class been offered prior to August 1, 2010, the performance would have been different as a result of lower annual operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Class shares only.

Management

Investment Adviser:

Tributary Capital Management, LLC

Investment Sub-Adviser:

Riverbridge Partners, LLC

Portfolio Managers:

Philip W. Dobrzynski, CFA, CPA, CFP, Principal, Research Analyst, has managed the Fund since inception (July 2007).

Dana L. Feick, CFA, Principal, Research Analyst, has managed the Fund since inception (July 2007).

Rick D. Moulton, CFA, Principal, Portfolio Manager & Chief Compliance Officer, has managed the Fund since inception (July 2007).

Mark A. Thompson, Principal, Chief Investment Officer, has managed the Fund since inception (July 2007).

Purchase and Sale of Fund Shares

Institutional Class: The minimum initial investment for Institutional Class shares of the Fund is $1,000, except that the minimum initial investment may be modified for automatic investment plans, individual retirement accounts, payroll deduction plans and at the sole discretion of the Fund. The minimum subsequent investment for Institutional Class shares is $50.

Institutional Plus Class: The minimum initial investment for Institutional Plus Class shares of the Fund is $5 million, except that the minimum investment may be modified at the sole discretion of the Fund. The minimum subsequent investment for Institutional Plus Class shares is $50. If an exchange or redemption causes the value of an investor’s account in Institutional Plus Class shares to fall below $5 million, the investor’s Institutional Plus Class shares may be converted into Institutional Class shares.

You may sell (redeem) all or part of your shares of the Fund on any business day in one of the following methods:

• Go to www.tributaryfunds.com and visit our secure account area;
• Send a written request to: Tributary Funds Service Center, P.O. Box 219022, Kansas City, MO 64121-9022; or
• If you previously authorized telephone redemptions, call 1-800-662-4203.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of those shares of the Fund and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS
Tributary Growth Opportunities Fund
Investment Objective

The Tributary Growth Opportunities Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class or Institutional Plus Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Institutional Class	Institutional Plus Class
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses	0.60%	0.35%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.36%	1.11%
Fee Waiver(2)	0.14%	0.17%
Total Annual Fund Operating Expenses After Fee Waiver	1.22%	0.94%

(1) Because the Fund invests in other funds, it is a shareholder of those underlying funds and indirectly bears its proportionate share of the operating expenses.  All of the expenses of the Fund and acquired (underlying) funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably.

(2) The investment adviser has contractually agreed to waive 0.12 % of its Management Fees and First National Bank has agreed to waive 0.015% of its Custody Fees for the Institutional Class and the Institutional Plus Class, and the investment adviser has also contractually agreed to waive  0.035% of its Co-Administration Fees for the Institutional Plus Class only, for the period August 1, 2010 through July 31, 2011. Such waivers are only terminable upon the approval of the Fund’s Board of Directors.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$ 124	$ 417	$ 731	$ 1,623
Institutional Plus Class	$ 96	$ 336	$ 595	$ 1,336

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund intends to invest at least 80% of its assets in common stocks and securities that can be converted into common stocks, such as convertible bonds, convertible preferred stocks, options and rights. The Fund may also invest up to 35% of its assets in preferred stocks and warrants. The Fund may invest in securities issued by companies with large, medium or small capitalization. The Fund will not invest in companies that, pursuant to the investment adviser’s screening process, have an active business tie to Iran, Syria, Sudan or North Korea, all of which are U.S. State Department-designated terrorist sponsoring states, with the exception of companies whose activities in one or more of these counties are solely humanitarian. The Fund also will not invest in companies that produce tobacco or tobacco products that have been found to pose a clear risk to human health.

The investment adviser implements a core growth approach to the portfolio that targets companies with above average growth characteristics and below average valuations. The focus is on investing in companies with sustainable above average growth in sales, earnings, and intrinsic value. The investment adviser employs multiple diversification strategies to control risk and the Fund’s holdings are diversified across the major economic sectors and by the number of company positions.

Principal Risks

The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means loss of money is a risk of the Fund. In addition, the Fund is subject to the following risks:

General Market Risk: Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the investment adviser will not accurately predict the direction of these and other factors and, as a result, the investment adviser’s investment decisions may not accomplish what they were intended to achieve.

Common Stock Risk: Companies in which the Fund is invested may not perform as anticipated. Additionally, the value of a Fund investment may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower market price for a stock even when company fundamentals are strong. A company’s stock may drop as a result of technological, environmental or regulatory change or as a result of company news or a change in expected earnings.

Large-Cap Stock Risk: Large-cap companies may be unable to respond quickly to new competitive challenges like changes in technology or consumer taste, and also may not be able to attain the high growth rates of successful, smaller companies, especially during periods of economic expansion.

Mid-Cap and Small-Cap Stock Risk: Mid-cap and small-cap stocks are generally less liquid than large-cap stocks, and may be more affected by technological, environmental or regulatory change.

Convertible Securities Risk: The Fund may purchase convertible securities which may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or other issuers. When interest rates rise, the values generally fall, and when rates decline, the values generally increase. In addition, their prices can be affected by changes in the market value of the common stock into which they can be converted.

Growth Investing Risk: This Fund is primarily growth oriented and may not perform as well as other types of mutual funds when its investing style is out of favor. There is also a risk that the stocks selected for this Fund may not grow as the investment adviser anticipates.

Performance History

The bar chart and table below show the Fund’s annual returns and its long-term performance and provides some indication of the risks of an investment in the Fund. The bar chart illustrates how the Fund’s performance has varied from year-to-year. The table compares the Fund’s average annual returns for 1, 5, and 10 years to broad measures of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is available on the Performance tab of the Fund’s website at www.tributaryfunds.com and is updated monthly and quarterly.

Annual Total Returns – Institutional Class (%)

The Institutional Class' total return for the six-month period ended June 30, 2010 was -0.85%.

Best Quarter	Worst Quarter
June 30, 2009	December 31, 2008
18.21%	-19.33%

PROSPECTUS
Tributary Growth Opportunities Fund

Average Annual Total Returns (For periods ended December 31, 2009)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	28.16%	1.72%	4.61%
Institutional Class Return After Taxes on Distributions	28.16%	0.30%	3.83%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	18.30%	1.36%	3.93%
Institutional Plus Class Return Before Taxes*	28.16%	1.72%	4.61%
Russell Midcap Growth Index	46.29%	2.40%	-0.52%
S&P 500 Index	26.46%	0.42%	-0.95%

  * The performance information shown above for the Institutional Plus Class reflects the Fund’s Institutional Class returns for the periods prior to August 1, 2010.  Unlike Institutional Plus Class shares, Institutional Class shares impose a non-12b-1 shareholder services fee of 0.25%, which is reflected in the return information.  Accordingly, had the Institutional Plus Class been offered prior to August 1, 2010, the performance would have been different as a result of lower annual operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Class shares only.

Management

Investment Adviser:

Tributary Capital Management, LLC

Portfolio Managers:

David C. Jordan, CFA, Managing Director, Growth Equities, has managed the Fund since inception (April 1998).

Charles Lauber, CFA, Portfolio Manager, Equities, has managed the Fund since October 2006.

Purchase and Sale of Fund Shares

Institutional Class: The minimum initial investment for Institutional Class shares of the Fund is $1,000, except that the minimum initial investment may be modified for automatic investment plans, individual retirement accounts, payroll deduction plans and at the sole discretion of the Fund. The minimum subsequent investment for Institutional Class shares is $50.

Institutional Plus Class: The minimum initial investment for Institutional Plus Class shares of the Fund is $5 million, except that the minimum investment may be modified at the sole discretion of the Fund. The minimum subsequent investment for Institutional Plus Class shares is $50. If an exchange or redemption causes the value of an investor’s account in Institutional Plus Class shares to fall below $5 million, the investor’s Institutional Plus Class shares may be converted into Institutional Class shares.
You may sell (redeem) all or part of your shares of the Fund on any business day in one of the following methods:

• Go to www.tributaryfunds.com and visit our secure account area;
• Send a written request to: Tributary Funds Service Center, P.O. Box 219022, Kansas City, MO 64121-9022; or
• If you previously authorized telephone redemptions, call 1-800-662-4203.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of those shares of the Fund and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS
Tributary Small Company Fund
Investment Objective

The Tributary Small Company Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class or Institutional Plus Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Institutional Class	Institutional Plus Class
Management Fees	0.85%	0.85%
Distribution (12b-1) Fees	None	None
Other Expenses	0.65%	0.40%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.51%	1.26%
Fee Waiver(2)	0.14%	0.18%
Total Annual Fund Operating Expenses After Fee Waiver	1.37%	1.08%

(1) Because the Fund invests in other funds, it is a shareholder of those underlying funds and indirectly bears its proportionate share of the operating expenses.  All of the expenses of the Fund and acquired (underlying) funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably.

(2) The investment adviser has contractually agreed to waive 0.13 % of its Management Fees and First National Bank has agreed to waive 0.015% of its Custody Fees for the Institutional Class and the Institutional Plus Class, and the investment adviser has also contractually agreed to waive 0.035% of its Co-Administration Fees for the Institutional Plus Class only, for the period August 1, 2010 through July 31, 2011. Such waivers are only terminable upon the approval of the Fund’s Board of Directors.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$ 139	$ 463	$ 810	$ 1,790
Institutional Plus Class	$ 110	$ 382	$ 674	$ 1,507

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund intends to invest at least 80% of its assets in common stocks and securities that can be converted into common stocks, such as convertible bonds, convertible preferred stocks, options and rights, of companies with small market capitalization. A company’s market capitalization is considered “small” if it is less than $4 billion.

The investment adviser implements a value oriented approach to the portfolio that targets companies whose stock is trading below what the investment adviser considers its intrinsic value. The investment adviser may also consider other factors, including price-to-earnings ratio, balance sheet strength, cash flow, efficient use of capital, management style and adaptability, market share, product lines and pricing flexibility, distribution systems and use of technology to improve productivity and quality.

Principal Risks

The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means loss of money is a risk of the Fund. In addition, the Fund is subject to the following risks:

General Market Risk: Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the investment adviser will not accurately predict the direction of these and other factors and, as a result, the investment adviser’s investment decisions may not accomplish what they were intended to achieve.

Common Stock Risk: Companies in which the Fund is invested may not perform as anticipated. Additionally, the value of a Fund investment may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower market price for a stock even when company fundamentals are strong. A company’s stock may drop as a result of technological, environmental or regulatory change or as a result of company news or a change in expected earnings.

Small-Cap Stock Risk: Small-cap stocks are generally less liquid than large-cap and mid-cap stocks, and may be more affected by technological, environmental or regulatory change.

Convertible Securities Risk: The Fund may purchase convertible securities which may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or other issuers. When interest rates rise, the values generally fall, and when rates decline, the values generally increase. In addition, their prices can be affected by changes in the market value of the common stock into which they can be converted.

Value Investing Risk: The Fund may not perform as well as other mutual funds when value oriented investing styles are out of favor. Additionally, stocks selected by the Fund may not reach what the investment adviser believes are their full value.

Performance History

The bar chart and table below show the Fund’s annual returns and its long-term performance and provides some indication of the risks of an investment in the Fund. The bar chart illustrates how the Fund’s performance has varied from year-to-year. The table compares the Fund’s average annual returns for 1, 5, and 10 years to broad measures of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is available on the Performance tab of the Fund’s website at www.tributaryfunds.com and is updated monthly and quarterly.

Annual Total Returns – Institutional Class (%)

The Institutional Class' total return for the six-month period ended June 30, 2010 was 0.30%.

Best Quarter	Worst Quarter
September 30, 2009	December 31, 2008
21.03%	-23.77%

PROSPECTUS
Tributary Small Company Fund

Average Annual Total Returns (For periods ended December 31, 2009)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	29.19%	3.58%	8.12%
Institutional Class Return After Taxes on Distributions	29.08%	2.50%	7.38%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	19.08%	3.04%	7.06%
Institutional Plus Class Return Before Taxes*	29.19%	3.58%	8.12%
Russell 2000 Index	27.17%	0.51%	3.51%
Russell 2000 Value Index	20.58%	-0.01%	8.27%

  * The performance information shown above for the Institutional Plus Class reflects the Fund’s Institutional Class returns for the periods prior to August 1, 2010.  Unlike Institutional Plus Class shares, Institutional Class shares impose a non-12b-1 shareholder services fee of 0.25%, which is reflected in the return information.  Accordingly, had the Institutional Plus Class been offered prior to August 1, 2010, the performance would have been different as a result of lower annual operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Class shares only.

Management

Investment Adviser:

Tributary Capital Management, LLC

Portfolio Managers:

Randall Greer, CFA, Managing Director, Value Equities, has managed the Fund since November 2006.

Mark A. Wynegar, CFA, Principal, Equities, has managed the Fund since May 1999.

Michael L. Johnson, CFA, Portfolio Manager, Equities, has managed the Fund since November 2007.

Purchase and Sale of Fund Shares

Institutional Class: The minimum initial investment for Institutional Class shares of the Fund is $1,000, except that the minimum initial investment may be modified for automatic investment plans, individual retirement accounts, payroll deduction plans and at the sole discretion of the Fund. The minimum subsequent investment for Institutional Class shares is $50.

Institutional Plus Class: The minimum initial investment for Institutional Plus Class shares of the Fund is $5 million, except that the minimum investment may be modified at the sole discretion of the Fund. The minimum subsequent investment for Institutional Plus Class shares is $50. If an exchange or redemption causes the value of an investor’s account in Institutional Plus Class shares to fall below $5 million, the investor’s Institutional Plus Class shares may be converted into Institutional Class shares.

You may sell (redeem) all or part of your shares of the Fund on any business day in one of the following methods:

• Go to www.tributaryfunds.com and visit our secure account area;
• Send a written request to: Tributary Funds Service Center, P.O. Box 219022, Kansas City, MO 64121-9022; or
• If you previously authorized telephone redemptions, call 1-800-662-4203.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of those shares of the Fund and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS
Tributary International Equity Fund
Investment Objective

The Tributary International Equity Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class or Institutional Plus Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Institutional Class	Institutional Plus Class
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	None	None
Other Expenses	0.66%	0.41%
Acquired Fund Fees and Expenses(1)	0.08%	0.08%
Total Annual Fund Operating Expenses	1.74%	1.49%
Fee Waiver(2)	0.20%	0.24%
Total Annual Fund Operating Expenses After Fee Waiver	1.54%	1.25%

(1) Because the Fund invests in other funds, it is a shareholder of those underlying funds and indirectly bears its proportionate share of the operating expenses.  All of the expenses of the Fund and acquired (underlying) funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably.

(2) The investment adviser has contractually agreed to waive 0.20 % of its Management Fees for the Institutional Class and the Institutional Plus Class and 0.035% of its Co-Administration Fees for the Institutional Plus Class only, for the period August 1, 2010 through July 31, 2011. Such waivers are only terminable upon the approval of the Fund’s Board of Directors.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$ 157	$ 529	$ 925	$ 2,035
Institutional Plus Class	$ 127	$ 447	$ 790	$ 1,759

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 126% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund intends to invest at least 80% of its assets in common stocks and securities that can be converted into common stocks, such as convertible bonds, convertible preferred stocks, warrants, options and rights. The Fund invests primarily in common stocks and other equity securities of non-U.S. and non-Canadian issuers, including emerging market equity securities,  with market capitalizations over $300 million and which pay an above-average dividend.

In constructing the portfolio, the Fund’s sub-adviser utilizes a region and sector neutral approach. The Fund invests primarily in regions and industry groups that are part of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index and aims to have a dividend yield considerably higher than the MSCI EAFE Index.

Principal Risks

The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means loss of money is a risk of the Fund. In addition, the Fund is subject to the following risks:

General Market Risk: Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the  sub-adviser will not accurately predict the direction of these and other factors and, as a result, the sub-adviser’s investment decisions may not accomplish what they were intended to achieve.

Emerging Market Risk: The risks of investing in emerging market securities include volatile currency exchange rates; periods of high inflation; increased risk of default; greater social, economic and political uncertainty and instability; less governmental supervision and regulation of securities markets; lack of liquidity in the markets; and smaller market capitalizations of issuers.

Common Stock Risk: Companies in which the Fund is invested may not perform as anticipated. Additionally, the value of a Fund investment may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower market price for a stock even when company fundamentals are strong. A company’s stock may drop as a result of technological, environmental or regulatory change or as a result of company news or a change in expected earnings.

Large-Cap Stock Risk: Large-cap companies may be unable to respond quickly to new competitive challenges like changes in technology or consumer taste, and also may not be able to attain the high growth rates of successful, smaller companies, especially during periods of economic expansion.

Mid-Cap and Small-Cap Stock Risk: Mid-cap and small-cap stocks are generally less liquid than large-cap stocks, and may be more affected by technological, environmental or regulatory change.

Convertible Securities Risk: The Fund may purchase convertible securities which may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or other issuers. When interest rates rise, the values generally fall, and when rates decline, the values generally increase. In addition, their prices can be affected by changes in the market value of the common stock into which they can be converted.

Foreign Investment Risk: Investing in foreign securities involved more risks that U.S. domestic investments relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Performance History

The bar chart and table below show the Fund’s annual returns and its long-term performance and provides some indication of the risks of an investment in the Fund. The bar chart illustrates how the Fund’s performance has varied from year-to-year. The table compares the Fund’s average annual returns for the 1-year, 5-year, and since inception periods to a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is available on the Performance tab of the Fund’s website at www.tributaryfunds.com and is updated monthly and quarterly.

Annual Total Returns – Institutional Class (%)

The Institutional Class' total return for the six-month period ended June 30, 2010 was -13.20%.

Best Quarter	Worst Quarter
June 30, 2009	December 31, 2008
29.61%	-24.58%

PROSPECTUS
Tributary International Equity Fund
Average Annual Total Returns (For periods ended December 31, 2009)
	1 Year	5 Years	Inception (5/30/02)
Institutional Class Return Before Taxes	41.48%	3.39%	5.15%
Institutional Class Return After Taxes on Distributions	41.61%	2.38%	4.29%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	27.25%	2.88%	4.42%
Institutional Plus Class Return Before Taxes*	41.48%	3.39%	5.15%
MSCI EAFE Index	32.46%	4.02%	7.06%

  * The performance information shown above for the Institutional Plus Class reflects the Fund’s Institutional Class returns for the periods prior to August 1, 2010.  Unlike Institutional Plus Class shares, Institutional Class shares impose a non-12b-1 shareholder services fee of 0.25%, which is reflected in the return information.  Accordingly, had the Institutional Plus Class been offered prior to August 1, 2010, the performance would have been different as a result of lower annual operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Class shares only.

Management

Investment Adviser:

Tributary Capital Management, LLC

Investment Sub-Adviser:

KBC Asset Management International LTD

Portfolio Managers:

Gareth Maher, Senior Portfolio Manager, has managed the Fund since November 2009.

Tom Mermuys, C.E.F.A., Senior Portfolio Manager, has managed the Fund since November 2009.

Ian Madden, Portfolio Manager, has managed the Fund since November 2009.

James Collery, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

Institutional Class: The minimum initial investment for Institutional Class shares of the Fund is $1,000, except that the minimum initial investment may be modified for automatic investment plans, individual retirement accounts, payroll deduction plans and at the sole discretion of the Fund. The minimum subsequent investment for Institutional Class shares is $50.

Institutional Plus Class: The minimum initial investment for Institutional Plus Class shares of the Fund is $5 million, except that the minimum investment may be modified at the sole discretion of the Fund. The minimum subsequent investment for Institutional Plus Class shares is $50. If an exchange or redemption causes the value of an investor’s account in Institutional Plus Class shares to fall below $5 million, the investor’s Institutional Plus Class shares may be converted into Institutional Class shares.

You may sell (redeem) all or part of your shares of the Fund on any business day in one of the following methods:

• Go to www.tributaryfunds.com and visit our secure account area;
• Send a written request to: Tributary Funds Service Center, P.O. Box 219022, Kansas City, MO 64121-9022; or
• If you previously authorized telephone redemptions, call 1-800-662-4203.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of those shares of the Fund and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS
Tributary Funds
Principal Investment Objective, Strategies and Risks of the Tributary Short-Intermediate Bond Fund

Principal Objective

The Tributary Short-Intermediate Bond Fund seeks to maximize total return in a manner consistent with the generation of current income, preservation of capital and reduced price volatility.

Principal Investment Strategies

Under normal market conditions, this Fund intends to invest primarily all, but must invest at least 80%, of its assets (defined as net assets plus borrowings for investment purposes) in bonds, which include other  fixed income securities. A fixed income security is any interest-bearing or discounted government or corporate security that obligates the issuer to pay the fixed income security holder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity and may take the form of any of the following securities:

• Bonds, notes and debentures from a wide range of U.S. corporate issuers;

• Yankee Bonds;

• A sset-backed securities;

• M ortgage related securities;

• S tate, municipal or industrial revenue bonds;

• O bligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

• F ixed income securities that can be converted into or exchanged for common stock;

• R epurchase agreements; or

• M oney-market funds .

This is not a fundamental policy and may be changed by the Fund’s Board of Directors upon 60 days’ prior notice.

The Fund’s investment strategy emphasizes fundamental analysis, relative value and a long-term outlook. “Relative value” is the value the Fund places on a security by comparing it to historical valuations, comparable securities in the same sector, and other securities in different sectors of the fixed income market. The Fund’s “long-term outlook” is typically a minimum three to five year view of general market conditions that may affect the overall structure of the Fund’s portfolio. The investment adviser looks for securities that will favorably impact portfolio performance and appear to be underpriced compared to other investments available and that keep the Fund diversified.

The Fund seeks to maintain a dollar-weighted average portfolio maturity of one to five years under normal market conditions, and is expected to be somewhat less volatile than the Tributary Income Fund. To calculate maturity, the investment adviser uses each instrument’s ultimate maturity date, or the probable date of a call, refunding or redemption provision, or other maturity-shortening device. For securities expected to be repaid before their maturity date (such as mortgage-backed securities), the investment adviser uses the average maturity, which is shorter than the stated maturity.

The majority of the fixed income securities in which the Fund invests will be “investment grade,” which means they will be:

• R ated at purchase within the four highest ratings of a nationally recognized statistical rating organization (“NRSRO”), such as Moody’s, Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“Standard & Poor’s”) or Fitch Ratings; or

• I f unrated, considered at purchase by the Fund’s investment adviser to be of comparable quality.

The Fund may invest up to 20% of its assets in fixed income securities rated below investment grade, but no lower than a B rating by an NRSRO at the time of purchase.

Mortgage-Related Securities: Under normal market conditions, the Fund will invest no more than 75% of its assets in asset-backed and/or mortgage-related securities. These securities are backed by obligations such as:

• C onventional 15 or 30-year fixed rate mortgages;

• A djustable rate mortgages;

• N on-conforming mortgages;

• C ommercial mortgages; or

• O ther assets.

Mortgage-related securities are pass-through securities-an interest in a pool or pools of mortgage obligations. The cash flow from the mortgage obligations is “passed through” to the securities’ holders as periodic payments of interest, principal and prepayments (net of service fees).

Other mortgage securities the Fund may purchase include collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”), some of which are issued privately. CMOs may be collateralized by whole-mortgage loans or, more typically, by portfolios of pass-through securities guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association.

Principal Risks

The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means loss of money is a risk of the Fund.

General Market Risk: Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the investment adviser will not accurately predict the direction of these and other factors and, as a result, the investment adviser’s investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Interest Rate Risk: Changes in interest rates affect the value of the Fund’s fixed income securities including securities issued by or guaranteed by the U.S. government or other government agencies.  When interest rates rise, the value of the Fund’s fixed income securities and the Fund’s shares will decline. A change in interest rates will also affect the amount of income the Fund generates.

The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the investment adviser to forecast interest rates and other economic factors correctly. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline, however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.

Credit Risk: The value of the Fund’s fixed income securities is affected by the issuer’s continued ability to make interest and principal payments.  The Fund could lose money if the issuers of its fixed income securities cannot meet their financial obligations, or go bankrupt. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

The Fund invests in securities of various U.S. government agencies, which while chartered or sponsored by acts of Congress, are neither issued nor guaranteed by the U.S. Treasury. Each agency, including the Federal Home Loan Bank, the Federal Farm Credit Bank, and the Tennessee Valley Authority, is supported by its own credit. However, the Federal Home Loan Bank is also supported by the ability of the United States Treasury to buy up to $4 billion of debt of the agency. Also, the Tennessee Valley Authority has a credit line of $150 million with the U.S. Treasury.

Securities rated in the lowest of the investment-grade categories (e.g., Baa or BBB) are considered more speculative than higher rated securities. Their issuers may not be as financially strong as those of higher rated bonds and may be more vulnerable to periods of economic uncertainty or downturn.

If the seller of a repurchase agreement defaults, the Fund may be exposed to possible loss because of adverse market conditions or a delay in selling the underlying securities to another person.

Guarantee Risk: Mortgage- and asset-backed securities also involve the risk that private guarantors may default. When private entities create pass-through pools of conventional residential mortgage loans, such issuers may, in addition, be the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Reinvestment Risk: The Fund’s fixed income securities will have stated maturities, and accordingly, at the end of a security’s term, the proceeds will need to be reinvested in another security. If interest rates decline when a fixed income security matures, the cash flows from that security will likely be reinvested at a lower rate.

Mortgage-Related Securities Risk: The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment and extension risks, which can lead to significant fluctuations in value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

PROSPECTUS
Tributary Funds
Principal Investment Objective, Strategies and Risks of the Tributary Income Fund

Principal Objective

The Tributary Income Fund seeks the generation of current income in a manner consistent with preserving capital and maximizing total return .

Principal Investment Strategies

Under normal market conditions, this Fund intends to invest primarily all, but must invest at least 80%, of its assets (defined as net assets plus borrowings for investment purposes) in fixed income securities. A fixed income security is any interest-bearing or discounted government or corporate security that obligates the issuer to pay the fixed income security holder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity and may take the form of any of the following securities:

• Bonds, notes and debentures from a wide range of U.S. corporate issuers;

• Yankee Bonds;

• A sset-backed securities;

• M ortgage related securities;

• S tate, municipal or industrial revenue bonds;

• O bligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

• F ixed income securities that can be converted into or exchanged for common stock;

• R epurchase agreements; or

• M oney-market funds .

The Fund seeks to maintain a dollar-weighted average portfolio maturity of four years or more under normal market conditions. To calculate maturity, the investment adviser uses each instrument’s ultimate maturity date, or the probable date of a call, refunding or redemption provision, or other maturity-shortening device. For securities expected to be repaid before their maturity date (such as mortgage-backed securities), the investment adviser uses the effective maturity, which is shorter than the stated maturity.

The majority of the fixed income securities in which the Fund invests will be “investment grade,” which means they will be:

• R ated at purchase within the four highest ratings of an NRSRO, such as Moody’s, Standard & Poor’s or Fitch Ratings; or

• I f unrated, considered at purchase by the Fund’s investment adviser to be of comparable quality.

The Fund may invest up to 20% of its assets in fixed income securities rated below investment grade, but no lower than a B rating by an NRSRO at the time of purchase.

Mortgage-Backed Securities: Under normal market conditions, the Fund will invest no more than 75% of its assets in asset-backed and/or mortgage-backed securities. These securities are backed by obligations such as:

• C onventional 15 or 30-year fixed rate mortgages;

• A djustable rate mortgages;

• N on-conforming mortgages;

• C ommercial mortgages; or state,

• O ther assets.

Mortgage-backed securities are pass-through securities—an interest in a pool or pools of mortgage obligations. The cash flow from the mortgage obligations is “passed through” to the securities’ holders as periodic payments of interest, principal and prepayments (net of service fees).

Other mortgage securities the Fund may purchase include CMOs and REMICs, some of which are issued privately. CMOs may be collateralized by whole mortgage loans or, more typically, by portfolios of pass-through securities guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association.

Principal Risks

The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means loss of money is a risk of the Fund.

General Market Risk: Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the investment adviser will not accurately predict the direction of these and other factors and, as a result, the investment adviser’s investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Interest Rate Risk: Changes in interest rates affect the value of the Fund’s fixed income securities including securities issued by or guaranteed by the U.S. government or other government agencies.  When interest rates rise, the value of the Fund’s fixed income securities and the Fund’s shares will decline. A change in interest rates will also affect the amount of income the Fund generates.

The value of some mortgage-backed or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the investment adviser to forecast interest rates and other economic factors correctly. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline, however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.

Credit Risk: The value of the Fund’s fixed income securities is affected by the issuer’s continued ability to make interest and principal payments.  The Fund could lose money if the issuers of its fixed income securities cannot meet their financial obligations, or go bankrupt. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

The Fund invests in securities of various U.S. government agencies, which while chartered or sponsored by acts of Congress, are neither issued nor guaranteed by the U.S. Treasury. Each agency, including the Federal Home Loan Bank, the Federal Farm Credit Bank and the Tennessee Valley Authority, is supported by its own credit. However, the Federal Home Loan Bank is also supported by the ability of the U.S. Treasury to buy up to $4 billion of debt of the agency. Also, the Tennessee Valley Authority has a credit line of $150 million with the U.S. Treasury.

Securities rated in the lowest of the investment grade categories (e.g., Baa or BBB) are considered more speculative than higher rated securities. Their issuers may not be as financially strong as those of higher rated bonds and may be more vulnerable to periods of economic uncertainty or downturn.

If the seller of a repurchase agreement defaults, the Fund may be exposed to possible loss because of adverse market conditions or a delay in selling the underlying securities to another person.

Guarantee Risk: Mortgage- and asset-backed securities also involve the risk that private guarantors may default. When private entities create pass-through pools of conventional residential mortgage loans, such issuers may, in addition, be the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Reinvestment Risk: The Fund’s fixed income securities will have stated maturities, and accordingly, at the end of a security’s term, the proceeds will need to be reinvested in another security. If interest rates decline when a fixed income security matures, the cash flows from that security will likely be reinvested at a lower rate.

Mortgage-Related Securities Risk: The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment and extension risks, which can lead to significant fluctuations in value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

Principal Investment Objective, Strategies and Risks of the Tributary Balanced Fund

Principal Objective

The Tributary Balanced Fund seeks capital appreciation and current income.

Principal Investment Strategies

Based on the sub-adviser’s assessment of market conditions, this Fund will allocate its assets (defined as net assets plus borrowings for investment purposes) among stocks, fixed income securities and cash equivalents. The Fund will invest 25% to 75% of its total assets in stocks and convertible securities, and at least 25% of its total assets in fixed income securities. The Fund may also invest in preferred stocks and warrants. The Fund may invest in securities issued by companies with large, medium, or small capitalizations.

Equities: The Fund’s sub-adviser implements a core growth approach focused on companies with above average growth characteristics and below average valuations. Valuation is an important component of the investment process as the Fund’s sub-adviser looks for companies with valuations that are attractive relative to their current earnings or their projected earnings growth rate. Within portfolio construction, the sub-adviser employs multiple diversification strategies to control risk. Fund holdings are diversified across the major economic sectors and by the number of company positions.

In choosing investments, the Fund’s sub-adviser looks for companies with sustainable above average growth in sales, earnings and intrinsic value. Company attributes may include the following competitive advantages:

• M arket share gains;

• P roduct innovation;

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Tributary Funds

• L ow-cost production;

• M arketing; and

• R esearch and development.

Fixed Income Securities: The fixed income component of the Fund’s portfolio includes:

• Bonds, notes and debentures from a wide range of U.S. corporate issuers;

• Yankee Bonds;

• M oney market funds;

• M ortgage related securities;

• S tate, municipal or industrial or general obligation revenue bonds;

• O bligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; or

• F ixed income securities that can be converted into or exchanged for common stock.

In addition, the Fund may invest in cash equivalents, repurchase agreements or asset-backed securities.

The fixed income securities in which the Fund invests will be “investment grade” at purchase, which means they will be:

• R ated at purchase within the four highest rating of an NRSRO, such as Moody's, Standard & Poor's or Fitch Ratings; or

• I f unrated, considered at purchase by the Fund’s sub-adviser to be of comparable quality.

The Fund seeks to maintain a dollar-weighted average portfolio maturity of five to ten years under normal market conditions.   To calculate maturity, the sub-adviser uses each instrument’s ultimate maturity date, or the probable date of a call, refunding or redemption provision, or other maturity-shortening device. For securities expected to be repaid before their maturity date (such as mortgage-backed securities), the sub-adviser uses the effective maturity, which is shorter than the stated maturity.

Principal Risks

The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means loss of money is a risk of the Fund.

General Market Risk: Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the sub-adviser will not accurately predict the direction of these and other factors and, as a result, the sub-adviser’s investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Principal Risks — Equity Securities

The stock portion of the Fund is subject to the risks of equity investing, which include:

Common Stock Risk: This Fund invests in common stocks, whose risks include:

• A company not performing as anticipated. Factors affecting a company’s performance can include the strength of its management and the demand for its products or services. Negative performance may affect the earnings growth the sub-adviser anticipated when selecting the stock.

• Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund’s investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when company fundamentals are strong. A company’s stock may drop as a result of technological, environmental or regulatory change. Company news or a change in expected earnings could also affect prices.

Large-Cap Stock Risk: Large-cap companies may be unable to respond quickly to new competitive challenges like changes in technology or consumer taste, and also may not be able to attain the high growth rates of successful, smaller companies, especially during periods of economic expansion.

Mid-Cap and Small-Cap Stock Risk: Investing in medium-capitalization and small-capitalization companies may lead to risks greater than those of investments in large-capitalization companies. Mid-cap and small-cap stocks are generally less liquid than large-cap stocks, and may be more affected by technological, environmental or regulatory change.

Convertible Securities Risk: The Fund may purchase convertible securities that are fixed income debt securities, preferred stocks, warrants, options or rights, and which may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or other issuers. Convertible securities are usually subordinated in right of payment to nonconvertible debt securities of the same issuer, but are senior to common stocks in an issuer’s capital structure. Their prices tend to be influenced by changes in interest rates. When rates rise, the values generally fall, and when rates decline, the values generally increase. In addition, their prices can be affected by changes in the market value of the common stock into which they can be converted.

Growth Investing Risk: The Fund may not perform as well as other mutual funds when growth oriented investing styles are out of favor. Additionally, stocks selected by the Fund may not grow as the sub-adviser anticipated which might affect the earnings growth the sub-adviser anticipated when selecting the stock.

Principal Risks — Fixed Income Securities

The fixed income securities portion of the Fund is subject to various risks including:

Interest Rate Risk: Changes in interest rates affect the value of the Fund’s debt securities, including securities issued or guaranteed by the U.S. government or other government agencies. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities. When interest rates rise, the value of the Fund’s securities and its shares will decline. A change in interest rates will also affect the amount of income the Fund generates.

Credit Risk: The value of the Fund’s fixed income securities is affected by the issuer’s continued ability to make interest and principal payments. The Fund could lose money if the issuers cannot meet their financial obligation or go bankrupt. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

The Fund invests in securities of various U.S. government agencies, which while chartered or sponsored by acts of Congress, are neither issued nor guaranteed by the U.S. Treasury. Each agency, including the Federal Home Loan Bank, the Federal Farm Credit Bank and the Tennessee Valley Authority, is supported by its own credit. However, the Federal Home Loan Bank is also supported by the ability of the U.S. Treasury to buy up to $4 billion of debt of the agency. Also, the Tennessee Valley Authority has a credit line of $150 million with the U.S. Treasury.

Securities rated in the lowest of the investment grade categories (e.g., Baa or BBB) are considered more speculative than higher rated securities. Their issuers may not be as financially strong as those of higher rated bonds and may be more vulnerable to periods of economic uncertainty or downturn.

If, in the event the Fund enters a repurchase agreement, the seller of a repurchase agreement defaults, the Fund may be exposed to possible loss because of adverse market conditions or a delay in selling the underlying securities to another person.

Reinvestment Risk: The Fund’s fixed income securities will have stated maturities, and accordingly, at the end of a security’s term, the proceeds will need to be reinvested in another security. If interest rates decline when a fixed income security matures, the cash flows from that security will likely be reinvested at a lower rate.

Prepayment Risk: Mortgage- and asset-backed securities involve prepayment risk, which is the risk that the underlying mortgages or other debts may be refinanced or paid off before they mature during a period of declining interest rates. Such refinancings and prepayments will tend to lower the Fund’s return and could result in losses to the Fund if it acquired these securities at a premium. Due to prepayments and the need to reinvest principal payments at current rates, mortgage-related securities may be less effective than bonds at maintaining yields when interest rates decline. Mortgage-backed securities may be more volatile than other fixed income securities.

Extension Risk: During periods of rising interest rates, the rate of prepayments of mortgage- and asset-backed securities may be slower than estimated, causing the Fund to miss the opportunity to reinvest assets at higher rates.

Principal Investment Objective, Strategies and Risks of the Tributary Core Equity Fund

Principal Objective

The Tributary Core Equity Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal market conditions, this Fund intends to invest at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in common stocks and securities that can be converted into common stocks, such as convertible bonds, convertible preferred stock, warrants, options and rights. The Fund typically invests in domestic companies with market capitalizations over $5 billion. The Fund may also invest up to 20% of its assets in preferred stocks, warrants and common stocks other than those described above.

The Fund’s investment adviser uses a value-oriented investment approach, looking for companies whose stock is trading below what the investment adviser considers its intrinsic value. The investment adviser may also consider other factors, including a company’s earnings record and/or dividend record.

Principal Risks

The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means loss of money is a risk of the Fund.  During extraordinary market or economic conditions, the Fund may take a temporary defensive position by investing in short-term obligations including money market funds, repurchase agreements and U.S. government securities. Such investments could keep the Fund from achieving its investment objective.

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Tributary Funds

General Market Risk: Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the investment adviser will not accurately predict the direction of these and other factors and, as a result, the investment adviser’s investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Common Stock Risk: This Fund invests primarily in common stocks of large companies. The risks of common stock investing include:

• A company not performing as anticipated. Factors affecting a company’s performance can include the strength of its management and the demand for its products or services. Negative performance may affect the valuation and earnings growth the investment adviser perceived when selecting the stock.

• Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund’s investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when company fundamentals are strong. A company’s stock may drop as a result of technological, environmental, or regulatory change. Company news or a change in expected earnings could also affect prices.

Large-Cap Stock Risk: Large-cap companies may be unable to respond quickly to new competitive challenges like changes in technology or consumer taste, and also may not be able to attain the high growth rates of successful, smaller companies, especially during periods of economic expansion.

Mid-Cap Stock Risk: Investing in medium-capitalization companies may lead to risks greater than those of other equity investments. Mid-cap stocks are generally less liquid than large-cap stocks, and may be more affected by technological, environmental or regulatory change.

Convertible Securities Risk: The Fund may purchase convertible securities that are fixed income debt securities, preferred stocks, warrants, options or rights, and which may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or other issuers. Convertible securities are usually subordinated in right of payment to nonconvertible debt securities of the same issuer, but are senior to common stocks in an issuer’s capital structure. Their prices tend to be influenced by changes in interest rates. When rates rise, the values generally fall, and when rates decline, the values generally increase. In addition, their prices can be affected by changes in the market value of the common stock into which they can be converted.

Value Investing Risk: This Fund is primarily value oriented and it may not perform as well as other types of mutual funds when its investing style is out of favor. There is also a risk that the stocks selected for this Fund may not reach what the investment adviser believes are their full value.

Principal Investment Objective, Strategies and Risks of Tributary the Large Cap Growth Fund

Principal Objective

The Tributary Large Cap Growth Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances and market conditions, this Fund intends to invest at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in common stock and securities that can be converted into common stock, such as convertible bonds, convertible preferred stocks, warrants, options and rights of companies with market capitalizations of at least $5 billion. Although the Fund retains the ability to invest in a relatively small number of stocks, the Fund’s goal is to remain diversified. These are not fundamental investment policies and may be changed by the Fund’s Board of Directors upon 60 days notice to shareholders.

The Fund also will invest in common stocks that the sub-adviser believes have the potential to grow earnings more rapidly than their competitors.

In choosing investments, the Fund’s sub-adviser looks for large capitalization companies with:

• S trong unit growth;

• D ominant market positions;

• C onservative accounting practices; and

• I nternally financed growth.

Other Investments

Under normal circumstances, the Fund may invest up to 20% of its total assets in equity securities of foreign issuers. The Fund may also lend its portfolio securities and invest uninvested cash balances in money market funds.

Principal Risks

The value of the Fund’s shares depends on the value of the securities it owns. The value of your investment may fluctuate significantly, which means loss of money is a risk of the Fund. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. During extraordinary market or economic conditions, the Fund may take a temporary defensive position by investing in short-term obligations including money market funds, repurchase agreements and U.S. government securities. Such investments could keep the Fund from achieving its investment objective.

General Market Risk: Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the sub-adviser will not accurately predict the direction of these and other factors and, as a result, the sub-adviser’s investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Common Stock Risk: The Fund invests primarily in common stocks of large companies. The risks of common stock investing include:

• A company not performing as anticipated. Factors affecting a company’s performance can include the strength of its management and the demand for its products or services. Negative performance may affect the valuation and earnings growth the sub-adviser perceived when selecting the stock.

• Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund’s investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when the company fundamentals are strong. A company’s stock may drop as a result of technological, environmental, or regulatory change. Company news or a change in expected earnings could also affect prices.

Large-Cap Stock Risk: Large-cap companies may be unable to respond quickly to new competitive challenges like changes in technology or consumer taste, and also may not be able to attain the high growth rates of successful, smaller companies, especially during periods of economic expansion.

Mid-Cap Stock Risk: Investing in medium-capitalization companies may lead to risks greater than those of other equity investments. Mid-cap stocks are generally less liquid than large-cap stocks, and may be more affected by technological, environmental or regulatory change.

Convertible Securities Risk: The Fund may purchase convertible securities that are fixed income debt securities, preferred stocks, warrants, options or rights, and which may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or other issuers. Convertible securities are usually subordinated in right of payment to nonconvertible debt securities of the same issuer, but are senior to common stocks in an issuer’s capital structure. Their prices tend to be influenced by changes in interest rates. When rates rise, the values generally fall, and when rates decline, the values generally increase. In addition, their prices can be affected by changes in the market value of the common stock into which they can be converted.

Foreign Investment Risk: Foreign securities are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Direct investment in foreign securities denominated in a foreign currency involves exposure to fluctuations in foreign currency exchange rates which may reduce the value of an investment made in a security denominated in that foreign currency; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Foreign securities also include American Depositary Receipts (“ADRs”) and similar investments, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are depository receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends from the underlying company. ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. ADRs, EDRs and GDRs are subject to the same risks as other foreign securities.

Growth Investing Risk: The Fund is primarily growth oriented and it may not perform as well as other types of mutual funds. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Focused Investment Risk: Focusing or concentrating Fund investments in a small number of companies, industries, or regions increases risk. A fund that “concentrates” its investments in a certain type of company (such as biotechnology, healthcare or technology companies) is particularly vulnerable to events affecting those types of companies. Also, the Fund may have greater risk to the extent it invests a substantial portion of its assets in a group of related industries (or “sectors”) such as the “technology” or “financial and business services” sectors. The industries comprising any particular sector may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market,

PROSPECTUS
Tributary Funds

political or other developments. For example, companies in the healthcare sector are subject to rapid obsolescence of products, patent expirations, and changes in governmental regulation or reimbursements; and companies in the technology sector are subject to short product cycles, intense competition and significant losses and/or limited earnings. Because the Fund will generally maintain core holdings in 20 to 50 stocks, its portfolio may become more concentrated on a small number of companies, industries or regions.

Principal Investment Objective, Strategies and Risks of the Tributary Growth Opportunities Fund

Principal Objective

The Tributary Growth Opportunities Fund seeks long-term capital appreciation.

Principal Investment Strategies

In pursuit of long-term capital appreciation, under normal market conditions, this Fund intends to invest at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in common stocks and securities that can be converted into common stocks, such as convertible bonds, convertible preferred stocks, options and rights. The Fund may also invest up to 35% of its assets in preferred stocks and warrants.

The Fund’s investment adviser implements a core growth approach focused on companies with above average growth characteristics and below average valuations. Valuation is an important component of the investment process as the Fund’s investment adviser looks for companies with valuations that are attractive relative to their current earnings or their projected earnings growth rate. Within portfolio construction, the investment adviser employs multiple diversification strategies to control risk. Fund holdings are diversified across the major economic sectors and by the number of company positions.

In choosing investments, the Fund’s investment adviser looks for companies with sustainable above average growth in sales, earnings and intrinsic value. Company attributes may include the following competitive advantages:

• M arket share gains;

• P roduct innovation;

• L ow-cost production;

• M arketing; and

• R esearch and development.

The Fund may invest in securities issued by companies with large, medium, or small capitalizations.

Socially Responsible Investing

The investment adviser to the Fund also applies what are commonly referred to as “Socially Responsible Investing” screens to the security selection and ongoing monitoring of the Fund. The investment adviser believes that organizations that avoid global security risks and products that pose a clear danger to human health should benefit shareholders in terms of both risk and return in the long-term.

Specifically, the Fund will not invest in companies that:

• Have an active business tie to Iran, Syria, Sudan or North Korea, all of which are U.S. State Department-designated terrorist sponsoring states, with the exception of companies whose activities in one or more of these countries are solely humanitarian.

• Produce tobacco or tobacco products that have been found to pose a clear risk to human health.

The investment adviser uses a third party vendor for the purpose of excluding companies from the Fund that meet the Fund’s exclusion criteria.

Principal Risks

The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means loss of money is a risk of the Fund.

General Market Risk: Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the investment adviser will not accurately predict the direction of these and other factors and, as a result, the investment adviser’s investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Common Stock Risk: This Fund invests primarily in common stocks, whose risks include:

• A company not performing as anticipated. Factors affecting a company’s performance can include the strength of its management and the demand for its products or services. Negative performance may affect the valuation and earnings growth the investment adviser perceived when selecting the stock.

• Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund’s investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when company fundamentals are strong. A company’s stock may drop as a result of technological, environmental, or regulatory change. Company news or a change in expected earnings could also affect prices.

Large-Cap Stock Risk: Large-cap companies may be unable to respond quickly to new competitive challenges like changes in technology or consumer taste, and also may not be able to attain the high growth rates of successful, smaller companies, especially during periods of economic expansion.

Mid-Cap and Small-Cap Stock Risk: Investing in medium-capitalization and small-capitalization companies may lead to risks greater than those of investments in large-capitalization companies. Mid-cap and small-cap stocks are generally less liquid than large-cap stocks, and may be more affected by technological, environmental or regulatory change.

Convertible Securities Risk: The Fund may purchase convertible securities that are fixed income debt securities, preferred stocks, warrants, options or rights, and which may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or other issuers. Convertible securities are usually subordinated in right of payment to nonconvertible debt securities of the same issuer, but are senior to common stocks in an issuer’s capital structure. Their prices tend to be influenced by changes in interest rates. When rates rise, the values generally fall, and when rates decline, the values generally increase. In addition, their prices can be affected by changes in the market value of the common stock into which they can be converted.

Growth Investing Risk: The Fund may not perform as well as other mutual funds when growth oriented investment styles are out of favor. Additionally, stocks selected by the Fund may not grow as the investment adviser anticipated which might affect the earnings growth the investment adviser anticipated when selecting the stock.

Principal Investment Objective, Strategies and Risks of Tributary Small Company Fund

Principal Objective

The Tributary Small Company Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal market conditions, this Fund intends to invest at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in common stocks and convertible securities of companies with small market capitalization. A company’s market capitalization is considered “small” if it is less than $4 billion.

The Fund’s investment adviser uses a value-oriented investment approach, looking for companies whose stock is trading below what the investment adviser considers its intrinsic value. The investment adviser may also consider other factors, including a company’s earnings record and/or dividend growth. This Fund does not emphasize current dividend or interest income. In choosing investments, the investment adviser looks at quantitative and qualitative measures of a company.

Quantitative measures of a company include:

• P rice-to-earnings ratio;

• B alance sheet strength; and

• C ash flow.

Qualitative measures of a company include:

• E fficient use of capital;

• M anagement style and adaptability;

• M arket share;

• P roduct lines and pricing flexibility;

• D istribution systems; and

• U se of technology to improve productivity and quality.

Turnover is expected to be low, around 30% under normal market conditions. However, the Fund will sell a security without regard to how long it has owned the security if the investment adviser deems it advisable.

Principal Risks

The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means loss of money is a risk of the Fund. During extraordinary market or economic conditions, the Fund may take a temporary defensive position by investing in short-term obligations including money market funds, repurchase agreements and U.S. government securities. Such investments could keep the Fund from achieving its investment objective.

General Market Risk: Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the investment adviser will not accurately predict the direction of these and other factors and, as a result, the investment adviser’s investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

PROSPECTUS
Tributary Funds
Common Stock Risk: This Fund invests primarily in common stocks, whose risks include:

• A company not performing as anticipated. Factors affecting a company’s performance can include the strength of its management and the demand for its products or services. Negative performance may affect the valuation and earnings growth the investment adviser perceived when selecting the stock.

• Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund’s investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when company fundamentals are strong. A company’s stock may drop as a result of technological, environmental, or regulatory change. Company news or a change in expected earnings could also affect prices.

Small-Cap Stock Risk: The price of smaller-capitalization stocks may fluctuate dramatically due to such factors as:

• T he company’s greater dependence on key personnel;

• P otentially limited internal resources;

• D ifficulty obtaining adequate working resources;

• G reater dependence on newer products and/or markets;

• T echnological, regulatory or environmental changes; and

• P redatory pricing.

In short, the Fund’s risks are likely to be greater than those of other equity investments. It will typically be more volatile than the stock market in general, as measured by the S&P 500 Composite Index.

Convertible Securities Risk: The Fund may purchase convertible securities that are fixed income debt securities, preferred stocks, warrants, options or rights, and which may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or other issuers. Convertible securities are usually subordinated in right of payment to nonconvertible debt securities of the same issuer, but are senior to common stocks in an issuer’s capital structure. Their prices tend to be influenced by changes in interest rates. When rates rise, the values generally fall, and when rates decline, the values generally increase. In addition, their prices can be affected by changes in the market value of the common stock into which they can be converted.

Value Investing Risk: This Fund is primarily value oriented and it may not perform as well as other types of mutual funds when its investing style is out of favor. There is also a risk that the stocks selected for this Fund may not reach what the investment adviser believes are their full value.

Principal Investment Objective, Strategies and Risks of the Tributary International Equity Fund

Principal Objective

The Tributary International Equity Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal market conditions, this Fund intends to invest at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in common stocks and securities that can be converted into common stocks, such as convertible bonds, convertible preferred stock, warrants, options and rights. This is not a fundamental policy and may be changed by the Fund’s Board of Directors upon 60 days’ notice. The Fund invests primarily in common stocks and other equity securities of non- U.S. and non-Canadian issuers , including emerging market equity securities,  with market capitalizations over $300 million and which pay an above-average dividend.

In constructing the Fund’s portfolio and selecting individual securities, the Fund’s sub-adviser utilizes a region and sector neutral approach. The Fund invests primarily in regions and industry groups that are part of the MSCI EAFE Index and aims to have a dividend yield considerably higher than the MSCI EAFE Index. The quantitative process is intended to produce a diversified, all-cap portfolio with relatively low volatility.

Principal Risks

The value of the Fund’s shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means loss of money is a risk of the Fund. During extraordinary market or economic conditions, the Fund may take a temporary defensive position by investing in short-term obligations including money market funds, repurchase agreements and U.S. government securities. Such investments could keep the Fund from achieving its investment objective.

General Market Risk: Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the sub-adviser will not accurately predict the direction of these and other factors and, as a result, the sub-adviser’s investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Emerging Market Risk: The risks of investing in emerging market securities include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, lack of liquidity in the markets and smaller market capitalizations of issuers.

Common Stock Risk: The risks of common stock investing include:

• A company not performing as anticipated. Factors affecting a company’s performance can include the strength of its management and the demand for its products or services. Negative performance may affect the valuation and earnings growth the sub-adviser perceived when selecting the stock.

• Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund’s investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when company fundamentals are strong. A company’s stock may drop as a result of technological, environmental, or regulatory change. Company news or a change in expected earnings could also affect prices.

Foreign Investment Risk: Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, the Fund’s investments in foreign countries generally will be denominated in a foreign currency. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Large-Cap Stock Risk: Large-cap companies may be unable to respond quickly to new competitive challenges like changes in technology or consumer taste, and also may not be able to attain the high growth rates of successful, smaller companies, especially during periods of economic expansion.

Mid-Cap and Small-Cap Stock Risk: Investing in medium-capitalization and small-capitalization companies may lead to risks greater than those of investments in large-capitalization companies. Mid-cap and small-cap stocks are generally less liquid than large-cap stocks, and may be more affected by technological, environmental or regulatory change.

Convertible Securities Risk: The Fund may purchase convertible securities that are fixed income debt securities, preferred stocks, warrants, options or rights, and which may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or other issuers. Convertible securities are usually subordinated in right of payment to nonconvertible debt securities of the same issuer, but are senior to common stocks in an issuer’s capital structure. Their prices tend to be influenced by changes in interest rates. When rates rise, the values generally fall, and when rates decline, the values generally increase. In addition, their prices can be affected by changes in the market value of the common stock into which they can be converted.

Portfolio Holdings of the Funds

Tributary Funds, Inc.'s (the "Funds") policies and procedures with regard to the disclosure of the Funds’ portfolio securities are available in the Funds’ Statement of Additional Information.

Buying, Selling and Exchanging Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Funds. The Funds reserve the right to refuse purchases that may adversely affect the Funds. The Funds do not accept cash, money orders, travelers checks, starter checks, counter checks or third-party checks.

Buying Shares

You can buy shares on-line at www.tributaryfunds.com, by mail or wire, or through First National Bank or its affiliates, your broker/ dealer or other institutions. For a Purchase Application, call 1-800-662-4203. You can also obtain an application by visiting our website at www.tributaryfunds.com.

Opening an Account by Mail

Make out a check for the amount you want to invest, payable to the Fund you want. See page 47 for minimum account amounts.

Mail the check and a completed Purchase Application to:

Tributary Funds Service Center
P.O. Box 219022
Kansas City, MO 64121-9022

Opening an Account Online

Go to www.tributaryfunds.com and click on “Open New Account.”

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Tributary Funds

Adding to Your Account by Mail

Make out a check for the amount you want to invest, payable to the Fund you want. See page  47 for minimum account amounts.

Mail the check and a note with your account number to:

Tributary Funds Service Center
P.O. Box 219022
Kansas City, MO 64121-9022

Adding to Your Account by Wire

Call 1-800-662-4203 for the account number to which funds should be wired. Your bank may charge a wire transfer fee.

Adding to Your Account Online

Go to www.tributaryfunds.com and visit our secure account area.

Through Other Institutions

To find out if you can buy shares through your bank, broker/dealer, or other institution, call 1-800-662-4203 or call your institution. Check with your institution on account requirements, procedures, and any fees, which will reduce your net return.

Customer Identification Program

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address.

Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such other action as we deem reasonable as required by law.

Auto Invest Plan

You can make regular monthly or quarterly purchases by Automated Clearing House (ACH) transfer from your bank account. The minimum initial investment for Institutional Class shares, if setting up an auto invest plan, is $100; the minimum for additional investments in Institutional Class shares is $50. The minimum initial investment for Institutional Plus Class is $5 million; the minimum for additional investments in Institutional Plus Class shares is $50. These investment minimums may be modified at the sole discretion of the Funds. To start, complete the Auto Invest Plan section of the Purchase Application or visit www.tributaryfunds.com and click on “Add Automatic Purchase” in the Account Details section. To change your plan, send the Funds a signature-guaranteed written request. See “Signature Guarantees” on page 47 .

Selling (Redeeming) Shares

If you purchase your shares directly from the Funds, you can redeem them as described below. If you purchase shares through a bank or other institution, you need to meet that institution’s account requirements.

• Go to www.tributaryfunds.com and visit our secure account area.

• Send a written request to: Tributary Funds Service Center, P.O. Box 219022, Kansas City, MO 64121-9022

or

• If you previously authorized telephone redemptions, call 1-800-662-4203 to request the redemption.

• The Funds will mail a check payable to the Shareholder(s) of record to the address of record, or wire the funds at no charge to a previously designated bank account. Check with your bank to determine if it charges a wire transfer fee. See “Signature Guarantees,” on page 47 .

Auto Withdrawal Plan

You can redeem shares automatically every month or quarter and have a check for the specified amount mailed to you. The minimum withdrawal for both Institutional Class shares and Institutional Plus Class shares is $100. To start, call 1-800- 662-4203 or visit www.tributaryfunds.com and click on “Add Automatic Redemption” in the Account Details section. To change your plan, send the Funds a signature-guaranteed written request or an Account Change Form. See “Signature Guarantees,” on page 47 . You could have negative tax consequences (i.e., wash sales) if you purchase shares while you are making withdrawals. Be sure to check with your tax adviser on the effects of this plan, especially if you are also purchasing shares.

Exchanging Shares

You can exchange shares of one Fund for shares of another. An exchange is considered a sale of shares; you may have a capital gain or loss for federal income tax purposes.

• Before making an exchange, read the Prospectus of the Fund whose shares you want to buy in the exchange.

• Then mail the Funds your signature-guaranteed request or call 1-800-662-4203. See “Signature Guarantees” on page 47 . The amount to be exchanged must meet minimum investment requirements, described on page 47 .

or

• Go to www.tributaryfunds.com and click on “Exchange” in the Account Details section.

The Funds reserve the right to restrict or refuse an exchange request if a Fund has received or anticipates simultaneous orders affecting significant portions of the Fund’s assets. There is no assurance the Funds will be able to anticipate any such exchange requests.

The Funds may change or eliminate the exchange privilege with 60 days’ notice to shareholders, though there are no plans to do so. You may exchange only into Fund shares legally available in your state.

Excessive Trading

The Funds seek to deter short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between the Funds or sales and repurchases of a Fund within a short time period) may:

• D isrupt portfolio management strategies ;

• I ncrease brokerage and other transaction costs ; and

• N egatively affect fund performance.

Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s net asset value (“NAV”) (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on net asset values that do not reflect appropriate fair value prices.

The Funds’ Board of Directors has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:

Monitoring of Trading Activity

The Funds, through their Transfer Agent, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Restrictions on Transactions

The Funds have broad authority to take discretionary action against market timers and against particular trades. They also have sole discretion to:

• R estrict purchases or exchanges that they or their agents believe constitute excessive trading.

• R eject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.

Despite its best efforts, the Funds may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short,  the Funds may not be able to prevent all market timing and its potential negative impact.

Transaction Policies

Share Price

The price per share for each Fund, equal to NAV, is calculated each business day at the regularly scheduled normal close of trading on the New York Stock Exchange (“NYSE”) (typically 4 p.m. Eastern Time). A business day is any day on which the NYSE is open for business.

If the Funds receive your buy or sell order before the daily valuation time, you will pay or receive that day’s NAV for each share. Otherwise you will pay or receive the next business day’s NAV for each share.

To calculate the NAV, the Funds add up the value of all a Fund’s securities and other assets, subtract any liabilities, and divide by the number of shares of that Fund outstanding. You can determine the value of your account on any particular day by multiplying the number of shares you own by the day’s NAV.

The Funds’ securities are valued at market value. Securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market, typically 4:00 p.m. Eastern Time. If reliable market prices are not available, the fair value prices will be determined using methods approved by the Funds’ Board of Directors. The Tributary International Equity Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Tributary International Equity Fund does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

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Tributary Funds

Some of the more common reasons that may necessitate that any security be valued using fair value procedures include, but are not limited to:

• T he security’s trading has been halted or suspended;

• T he security has been de-listed from a national exchange;

• T he security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; and

• T he security has not been traded for an extended period of time.

With regard to the Tributary International Equity Fund, a significant event with respect to a security or securities held by the Fund that occurs after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value may necessitate that the security or securities be valued using fair value procedures.

Minimum Investments and Additions

The minimum initial investment for Institutional Class shares of each Fund is $1,000 and for Institutional Plus Class shares for each Fund is $5 million. For additional investments, the minimum investment for both Institutional Class shares and Institutional Plus Class shares is $50. Under the Auto Invest Plan, the required initial investment for Institutional Class shares drops to $100. The Funds may also waive minimum requirements for Individual Retirement Accounts, payroll deduction plans and at their sole discretion.

If an exchange or redemption causes the value of your account (other than an Auto Invest Plan or payroll deduction account) to fall below $1,000 for Institutional Class shares or $5 million for Institutional Plus Class shares, the Funds may ask you to add to your account. If the balance remains below the minimum after 60 days, the Funds may close out your account and mail you the proceeds, or, for Institutional Plus Class shares, may convert your shares into Institutional Class shares.

Redemption Payments

If you redeem shares, your payment normally will be sent within seven days of the Funds ' Transfer Agent receiving your request. Shares are sold at the next NAV calculated after your request is received in good order. Unless it would hurt a Fund or its shareholders, the Funds try to honor requests for next-day payment if your order is received on a business day before 4 p.m. Eastern Time, or second-day payment if your order is received after that time.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 15 calendar days. This is intended to protect the Funds and their shareholders from loss.

The Funds intend to pay cash for all shares redeemed, but under unusual conditions may make payment wholly or partly in portfolio securities whose value equals the redemption price. You will incur brokerage costs when converting them to cash.

The Funds may suspend your right to sell your shares during times when the NYSE restricts or halts trading, or as otherwise permitted by the U.S. Securities and Exchange Commission (“SEC”). The Funds will require a signature guarantee on redemption requests of $50,000 or more, or if the redemption proceeds are to be paid or sent to someone other than you. See “Signature Guarantees” below.

Signature Guarantees

Signature guarantees are designed to prevent unauthorized transactions. The guarantor pledges that the signature presented is genuine and, unlike a notary public, is financially responsible if the signature is not. The Transfer Agent may require a “medallion” signature guarantee for certain transactions.

You can obtain medallion signature guarantees from banks, brokers/dealers, credit unions, securities exchanges and some other institutions. A notary public is not acceptable. The Funds require a medallion signature guarantee to change the address to which a redemption check is to be mailed or to make the check payable to someone other than the Shareholder(s) of record. If you have changed your address within 30 days of a redemption request, a medallion signature guarantee is required. For joint accounts, each signature must be guaranteed. The Transfer Agent reserves the right to reject any signature guarantee.

Telephone Transactions

For purchases made by telephone, the Funds and their agents will use reasonable procedures to confirm telephone instructions are genuine. These procedures may include, among others, requiring some form of identification before acting on telephone instructions; providing written confirmation of all such transactions; and tape recording all telephone instructions. If reasonable procedures are followed, the Funds and their agents will not be liable for any loss, cost, or expense due to an investor’s telephone instructions or an unauthorized telephone redemption.

If, because of peak activity or adverse conditions, you cannot place a telephone transaction, consider mailing your request as described in “Opening an Account by mail” and “Selling (Redeeming) Shares” on page s 44 and 45 or visiting www.tributaryfunds.com. The Funds reserve the right to refuse a telephone transaction.

Dividends and Taxes

The Funds generally pass net investment income and realized capital gains, if any, on to shareholders in the form of dividends and capital gain distributions.

The timing and characterization of income and capital gain distributions are determined in accordance with federal income tax regulations. Income determined in accordance with federal income tax regulations may differ from Accounting Principles Generally Accepted in the United States of America. As a result, net investment income for a reporting period may differ significantly from distributions paid during the same reporting period.

Dividends

Dividends from net investment income, if any, are declared and distributed as indicated below.

The Tributary Short-Intermediate Bond Fund and the Tributary Income Fund declare income dividends daily and pay them monthly. The Tributary Balanced Fund declares and pays income dividends on a quarterly basis and the Tributary Growth Opportunities Fund, the Tributary Core Equity Fund, the Tributary Large Cap Growth Fund, the Tributary Small Company Fund and the Tributary International Equity Fund declare and pay income dividends on an annual basis. Distributions from net realized capital gains from the Funds, if any, are declared and distributed at least annually.

Taxes

The following information is meant as a general summary of the federal income tax provisions regarding the taxation of the shareholders. Additional tax information appears in the Statement of Additional Information (“SAI”). Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Funds.

• Dividends and distributions you receive, whether in cash or additional shares, are generally taxable.

• Distributions to non-corporate shareholders attributable to interest and other ordinary income and net short-term capital gains are generally taxed as ordinary income, while distributions to non-corporate shareholders attributable to qualified dividend income are generally taxed at long-term capital gains rates provided certain holding period requirements are satisfied by the shareholder and the Fund. Absent further legislation, such long-term capital gains rate will not apply to qualified dividend income distributed after December 31, 2010.

• Distributions from a Fund’s net long-term capital gains are taxable as long-term capital gains in the year you receive them, no matter how long you have held the shares.

• Taxable distributions paid by a Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by a Fund as qualifying for the DRD provided certain holding period requirements are met.

• Some dividends paid in January may be taxable as if you had received them the previous December.

• Dividends attributable to interest on U.S. Treasury obligations may be subject to state and local taxes, even though the interest would be tax-exempt if you received it directly.

• If the distribution of income or gain realized on the sale of securities causes a share’s NAV to fall below what you paid for it, the distribution is a “return of invested principal” but is still taxable as described above.

• If you buy shares shortly before the record date of a Fund’s dividend or capital gains distribution, the payment of those dividends or capital gains will reduce your NAV per share. All or a part of such distributions are taxable.

• In general, if you sell or redeem shares you will realize a capital gain or loss, which will be long-term or short-term, depending upon your holding period for the shares. Any loss recognized on the sale of shares of a Fund held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares in different Funds may be treated as a sale and any gain may be subject to tax.

• As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (at a rate of 28% for 2010) for all taxable distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

At least annually, the Funds will advise you of the source and tax status of all the distributions you have received.

This Prospectus gives only general tax information. Before you invest, consult your tax adviser on federal, state and local tax considerations for your specific situation.

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Tributary Funds

Management of the Funds

Investment Adviser

The Funds are advised by Tributary Capital Management, LLC (“Tributary”), a subsidiary of First National Bank of Omaha (“First National”), which is a subsidiary of First National of Nebraska, Inc. (“FNNI”), a Nebraska corporation with total assets of about $19 billion as of December 31, 2009. FNNI offers clients a full range of financial services. Tributary is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 1620 Dodge Street, Stop 1075, Omaha, Nebraska 68197. As of May 3, 2010, Tributary had approximately $1.5 billion under investment management.

Investment Sub-Advisers

First National Fund Advisers (“FNFA”), a division of First National Bank in Fort Collins (“FNBFC”), located at 205 West Oak Street, Fort Collins, Colorado 80521, serves as the investment sub-adviser to the Tributary Balanced Fund. FNFA is a registered investment adviser under the Investment Advisers Act of 1940 and only provides investment advisory services to the Tributary Balanced Fund.

KBC Asset Management International LTD (“KBCAM”), a subsidiary of KBCAM Limited, located at Joshua Dawson House, Dawson Street, Dublin 2, Ireland, serves as the investment sub-adviser to the Tributary International Equity Fund. KBCAM, a registered investment adviser under the Investment Advisers Act of 1940, provides investment advisory services to individuals, investment companies and other institutions. As of December 31, 2009, KBCAM Limited had $5.6 billion in assets under management. KBCAM is part of the KBC Bank and Insurance Group NV. KBC Group is a major financial services group with headquarters in Brussels, Belgium.

Riverbridge Partners, LLC (“Riverbridge”), located at Midwest Plaza West, 801 Nicollet Mall, Suite 600, Minneapolis, Minnesota, serves as the investment sub-adviser to the Tributary Large Cap Growth Fund. Riverbridge, a registered investment adviser under the Investment Advisers Act of 1940, provides investment advisory services to individuals, investment companies and other institutions. As of December 31, 2009, Riverbridge had $1.731 billion in assets under management.

Responsibilities

Tributary supervises and administers the Funds’ respective investment programs. Supervised by the Board of Directors and following each Fund’s investment objectives and restrictions, Tributary (or, as to the Tributary International Equity Fund, the Tributary Balanced Fund and the Tributary Large Cap Growth Fund, the sub-adviser):

• M anages a Fund’s investments;

• M akes buy/sell decisions and places the orders; and

• K eeps records of purchases and sales.

Portfolio Managers

Investment decisions for the Funds are made by teams of Tributary or sub-adviser personnel. In general, investment decisions are made by consensus and no one person is primarily responsible for making investment recommendations. The following people are primarily responsible for day-to-day management of the Funds. Additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund managed by that portfolio manager is available in the SAI.

Tributary Core Equity Fund and Tributary Small Company Fund (Value Equities Team)

• Randall Greer, CFA, Managing Director, Value Equities. Randy serves as the Managing Director of the Value Equity Strategy team for Tributary. He is a Risk Committee member and has been responsible for the implementation of the Value Equity Strategy since joining Tributary’s predecessor, First National Bank, in November of 2006. From December 2002 through November 2006, he was a Portfolio Manager, Analyst and Member of the Investment Committee at Bridges Investment Counsel.   His 34 year resume in investment management also includes President at Kirkpatrick Pettis Smith Polian, Chief Executive Officer at KPM Management, and additional years spent at Westchester Capital Management, all in Omaha, Nebraska. He graduated from the University of Nebraska at Lincoln in 1973 with a Bachelor of Science in Psychology with a minor in Mathematics and Computer Science. He received his Masters of Business Administration from the University of Florida in 1975 with a concentration in Finance and received his Chartered Financial Analyst (CFA) designation in 1980. He is a member of the CFA Society of Nebraska and the CFA Institute.

• Mark A. Wynegar, CFA, Principal, Equities. Mark serves as a Principal for Tributary and is the lead manager for the Tributary Small Company Fund. Mark has over 15 years of industry experience and joined Tributary’s predecessor, First National Bank, in May 1999. Prior to joining Tributary, he worked for five years at Westchester Capital Management as a Senior Securities Analyst and for two years at Union Pacific Railroad as a Financial Analyst, both in Omaha, Nebraska. Mark received his Bachelors in Business Administration from the University of Nebraska at Lincoln in 1993 and earned his Chartered Financial Analyst designation in 1997. He is a member of the CFA Society of Nebraska and the CFA Institute and served on the Board of the CFA Society of Nebraska from 2002 to 2009, holding the Presidency during 2007 and 2008.

• Christopher P. Sullivan, Portfolio Manager, Equities. Chris serves as a Co-Portfolio Manager for the Tributary Core Equity Fund and is responsible for researching the consumer discretionary and healthcare sectors. Chris has over 15 years industry experience and joined Tributary’s predecessor, First National Bank, in December 2003. Prior to joining Tributary, he worked for Wells Fargo as an Equity Analyst and Portfolio Manager in Lincoln, Nebraska. Chris received his Bachelor of Science in Business with an emphasis in Actuarial Science from the University of Nebraska at Lincoln in 1993. Chris is a member of the CFA Institute and the CFA Society of Nebraska.

• Michael L. Johnson, CFA, Portfolio Manager, Equities. Mike serves as a Co-Portfolio Manager for the Tributary Small Company Fund and is responsible for the technology sector. Mike has over 16 years of industry experience and joined Tributary’s predecessor, First National Bank, in March 2005. Prior to joining Tributary, he worked for eleven years at Principal Global Investors in Des Moines, Iowa as an Equity Analyst and Portfolio Manager. Mike received his Bachelor of Science in Business Administration from the University of Nebraska at Lincoln in 1992 and Masters of Business Administration from Drake University in 1995. Mike was awarded the Chartered Financial Analyst designation in 1997 and is a member of CFA Institute and the CFA Society of Nebraska.

Tributary Short-Intermediate Bond Fund and Tributary Income Fund (Fixed Income Team)

• Ronald Horner, Managing Director, Fixed Income. Ron serves as the Managing Director of the Fixed Income Strategy team for Tributary. He is a Risk Committee member and has been responsible for implementation of the Fixed Income Strategy since joining Tributary's predecessor, First National Bank, in March 2006 . Ron’s 21 year career in investment management includes 18 years with Commercial Federal Bank in Omaha, Nebraska serving as an Investment Portfolio Manager from 2000 to 2006  and as a Secondary Mortgage Marketing Manager from 2003 to 2006 .  He received his Bachelors in Business Administration from Creighton University in 1981 and Masters in Business Administration from the University of Nebraska at Omaha in 1985.

• Travis Nordstrom, CFA, Principal, Fixed Income. Travis serves as a Principal for Tributary. With over ten years of industry experience, he is responsible for security selection and portfolio construction on all actively managed taxable bond portfolios. Travis joined Tributary’s predecessor, First National Bank, in June 2000. Prior to joining Tributary, he began his career at Commerzbank AG, in Frankfurt, Germany. He is a Chartered Financial Analyst and a member of the CFA Institute and the CFA Society of Nebraska. Travis studied financial economics on a Fulbright Scholarship in Frankfurt, Germany. He received his Bachelors in Economics from Nebraska Wesleyan University in 1997 and Masters in Economics from the University of Nebraska at Omaha in 2006.

• Mary Anne Mullen, CFA, Senior Analyst, Fixed Income. Mary Anne joined Tributary’s predecessor, First National Bank, in February 2009 as a Senior Analyst for the Fixed Income Team. She is responsible for security selection and portfolio construction on actively managed taxable bond portfolios. Her prior experience includes three years as an Institutional Investment Consultant with Jeffrey Slocum & Associates in Minneapolis, Minnesota, five years with MetLife Investments in Morristown, New Jersey as a Leveraged Loan Credit Analyst, and four years in public accounting. She earned an undergraduate degree in Accounting from Creighton University in 1994 and a Masters of Business Administration in Finance from New York University in 2000.

Tributary Growth Opportunities Fund (Growth Equities Team)

• David C. Jordan, CFA, Managing Director, Growth Equities. David serves as the Managing Director of the Growth Equities Strategy and has managed investment portfolios since 1982. He is a Risk Committee member and is responsible for implementation of the Growth Equities Strategy. Before joining Tributary in April of 1996, David managed investments at the predecessors to Bank One Investment Advisors, Key Trust of the Northwest, and Wells Fargo Denver. He received his Bachelor of Science in Finance from the University of Colorado in 1981 and holds the Chartered Financial Analyst designation. He is a member of the Chartered Financial Analyst Institute as well as the CFA Society of Colorado. David has been active in the Chartered Financial Analyst Institute serving on the Council of Examiners, Candidate Curriculum Committee, and Captain of an Exam Grading team.

• Charles Lauber, CFA, Portfolio Manager, Equities. Chuck serves as a Portfolio Manager and has been responsible for analyzing the technology, healthcare, and telecom sectors since joining Tributary in August 2006 . Chuck has over fifteen years of investment experience, serving as an asset allocation portfolio manager from

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Tributary Funds

early 2005 to August 2006 at Koesten Hirschmann & Crabtree in Overland Park, Kansas, and previously working at Security Benefit Group in Topeka, Kansas.  Chuck earned his Bachelor of Business Administration in Finance from East Texas State University in 1987 and his Master of Business Administration in Finance in 1993 from the McCombs School of Business at the University of Texas. In 1997, he earned his designation as a Chartered Financial Analyst from the CFA Institute. Chuck is a member of the CFA Institute, DFW Society of Financial Analysts, and the National Association of Business Economists.

Tributary International Equity Fund (sub-advised by KBCAM)

• Gareth Maher B.Comm, M.Econ. Sc. Senior Portfolio Manager. Gareth joined KBCAM as Senior Portfolio Manager in 2000. Gareth is a very experienced equity manager having worked for Irish Life Investment Managers for 10 years from 1987 during which time he managed their US, Irish and Far East equity portfolios. In 1997 Gareth joined Eagle Star (Zurich) with responsibility for the Irish, Japanese and Far Eastern equities. Gareth graduated from University College Dublin (UCD) with a first class honours Commerce degree in 1986 followed by a first class honours Masters of Economic Science (UCD) in 1987.

• Tom Mermuys Business Economics Graduate, Degree in Portfolio Management, C.E.F.A, Senior Portfolio Manager. Tom joined the Dublin office of KBCAM in July 2003, having previously worked as a portfolio manager in KBCAM Brussels. He is a Certified European Financial Analyst and a graduate of Business Economics from the VLEKHO School of Economics, Brussels in 1999 followed by a Degree in Portfolio Management at EHSAL School of Economics, Brussels in 2002.

• Ian Madden BBS in Finance & Accounting, IMC, Portfolio Manager. Ian joined KBCAM in November 2000 as a Portfolio Assistant. Previous to joining KBCAM Ian worked for the International division of National Irish Bank for 1 year. Ian graduated from Trinity College Dublin in 2000 with a Bachelor of Business Studies specialising in Finance & Accounting and holds the Investment Management Certificate.

• James Collery B.A., Portfolio Manager. James joined KBCAM in January 2001 as a Performance and Risk Analyst. In December 2003 James was appointed as a Portfolio Manager on KBCAM’s Hedge Fund Team. James graduated from Trinity College, Dublin in 1999 with a BA Honours degree in Science.

Tributary Large Cap Growth Fund (sub-advised by Riverbridge)

• Philip W. Dobrzynski, CFA, CPA, CFP, Principal, Research Analyst. Phil Dobrzynski has been in the industry since 1998 and brings a spectrum of financial and investment industry background and talents to Riverbridge clients. He is a Chartered Financial Analyst, a Certified Public Accountant with six years of experience in public accounting, and holds a Certified Financial PlannerTM certification. He has been an Adjunct Professor for the Financial Planning Program, Minnesota State University at Mankato. Phil joined Riverbridge Partners in May 1998. He is a member of the Investment Team where he is responsible for securities analysis across all industry sectors. He began his career with Arthur Andersen & Company. Before joining the staff at Riverbridge Partners, Phil worked for Tyler, Simms & St. Sauveur, Certified Public Accounts, as an audit and tax supervisor. Phil received his BS degree in Accounting from Pennsylvania State University and his MBA from the University Of Minnesota Carlson School Of Management. Phil is a member of the CFA Institute; the CFA Society of Minnesota; the American Institute of Certified Public Accountants (AICPA); the Financial Planning Association (FPA); and the Financial Planning Association of Minnesota.

• Dana L. Feick, CFA, Principal, Research Analyst. Dana Feick has been in the financial services industry since 1986. As a member of the Investment Team, he is responsible for securities analysis across all industry sectors. Dana joined the Riverbridge Partners team in January 1992. Dana began his investment career at IDS Financial Corporation, now Ameriprise Financial Services, Inc. He was a Research Associate in the IDS Growth Spectrum Advisors division that manages small cap funds for institutions; Dana was responsible for small cap growth stock research across all industries. Dana was also a Research Analyst for the IDS Investment Research division where he was responsible for a variety of industries. He graduated with distinction from the University Of Minnesota School Of Management where he received a BSB in Finance. Dana received his Chartered Financial Analyst (CFA) certificate in 1990.

• Rick D. Moulton, CFA, Principal, Portfolio Manager & Chief Compliance Officer. Rick Moulton has been in the investment services industry since 1989 and has contributed his many talents to Riverbridge Partners since May 1991. He is a member of the Investment Team and is responsible for portfolio management and securities analysis. He is a member of the Executive Committee, which is responsible for the strategic decision making and overall management of the firm. Rick leads the Asset Management Group in addition to serving as the firm’s Chief Compliance Officer. Prior to joining Riverbridge Partners, he worked for Dain Bosworth, Inc. as an IRA/Margin Generalist. Rick graduated from the University Of Minnesota Carlson School Of Management where he received a BSB in Finance. Rick is a Chartered Financial Analyst. He is a member of the CFA Institute and the CFA Society of Minnesota.

• Mark A. Thompson, Principal, Chief Investment Officer. Mark Thompson has been in the financial services industry since 1982. He co-founded Riverbridge Partners in July of 1987 to pursue his passionate belief in long-term investing in growth companies of value. This tenet has been the guiding principle of the firm ever since. Mark chairs the Executive Committee, which is responsible for the strategic decision making and overall management of the firm. As Chief Investment Officer, he is responsible for coordinating the efforts of the Investment Team and overall portfolio compliance to Riverbridge Partners investment disciplines. He has played a significant role in the development and growth of Riverbridge Partners. Prior to founding Riverbridge, Mark was employed with IDS Financial Corp. — now Ameriprise Financial Services, Inc. — where he was responsible for investment research and an associate portfolio manager of the IDS New Dimensions Fund. Mark is a graduate of the University Of Minnesota Carlson School Of Management with a BSB in Finance. He is a member of the CFA Institute and the CFA Society of Minnesota.

Tributary Balanced Fund (sub-advised by FNFA)

• Kurt Spieler, CFA, Managing Director, Investments. Kurt serves as the Managing Director of Investments for FNFA. His responsibilities include the development and implementation of investment strategies for high net worth and institutional clients. Kurt joined FNFA’s predecessor, First National Bank, in March of 2005. He has 22 years of investment experience in fixed income, international and U.S. equities. Previously, he was Head of International Equities for Principal Global Investors and President of his own asset management firm. Kurt earned his Bachelor of Business Administration degree from Iowa State University and Masters of Business Administration from Drake University. He achieved the designation of Chartered Financial Analyst in 1994 and is a member of the CFA Society of Colorado.

• John Harris, CFA, Senior Portfolio Manager. John serves as Senior Portfolio Manager for FNFA. His responsibilities include the management of portfolios for clients invested in fixed income and equity securities. John joined Tributary in June of 2007. He has 16 years of investment management experience including analytical roles for Principal Global Investors and American Equity Investment Life Insurance Company. John earned his Bachelor of Arts degree in Economics and History as well as his Masters of Business Administration from the University of Wisconsin. He has achieved the designation of Chartered Financial Analyst and is a member of the CFA Society of Colorado.

Fees

Prior to May 3, 2010, six of the eight Funds (the Tributary Short-Intermediate Bond Fund, the Tributary Income Fund, the Tributary Core Equity Fund, the Tributary Large Cap Growth Fund, the Tributary Small Company Fund and the Tributary International Equity Fund) were advised by FNB Fund Advisers (“FNB”), a division of First National, a subsidiary of FNNI, located at 1620 Dodge Street, Stop 1075, Omaha, Nebraska 68197. For the fiscal year ended March 31, 2010, FNB received an advisory fee (net of waivers), as shown below, as a percentage of average daily net assets:

• Tributary Short-Intermediate Bond Fund: 0.21%

• Tributary Income Fund: 0.11%

• Tributary Core Equity Fund: 0.60%

• Tributary Large Cap Growth Fund: 0.61%

• Tributary Small Company Fund: 0.70%

• Tributary International Equity Fund: 0.79%

Prior to May 3, 2010, Tributary managed only two of the eight Funds (the Tributary Balanced Fund and the Tributary Growth Fund). For the fiscal year ended March 31, 2010, Tributary received an advisory fee (net of waivers), as shown below, as a percentage of each Fund’s average daily net assets:

• Tributary Balanced Fund: 0.60%

• Tributary Growth Opportunities Fund: 0.60%

A discussion regarding the basis for the Board of Director’s approval of the Funds’ investment advisory agreements, including the sub-advisory agreements, is available in the Funds’ annual report for the year ended March 31, 2010, which is available on the Fund’s website at www.tributaryfunds.com.

Other Service Providers

The Funds’ Board of Directors has appointed various parties to advise and administer the Funds.

Co-Administrators

Jackson Fund Services, a division of Jackson National Asset Management, LLC, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, is Co-Administrator for each Fund, providing clerical, compliance, regulatory, accounting and other services.

PROSPECTUS
Tributary Funds

Tributary also serves as Co-Administrator for each Fund, providing clerical, compliance, regulatory, accounting and other services.

Custodian and Transfer Agent

First National in its capacity as Custodian provides for the safekeeping of the Funds’ assets except for the Tributary International Equity Fund, for which Union Bank, N.A. acts as Custodian.

DST Systems, Inc., 210 W. 10th Street, Kansas City, MO 64105 is the Transfer Agent for the Funds , whose functions include disbursing dividends and other distributions.

All service providers receive fees. They may choose to waive some or all of their fees at either the Fund or the Class level, which will cause the such Funds’ or Class’ returns, as applicable, to be higher than they would have been without the waiver.

Distributor

Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the Distributor for the Funds.

The Funds’ agreement with First National sets that Shareholder Servicing Agent’s service fee at the annual rate of 0.25% of the average aggregate net asset value of the Funds held during the period by customers for whom First National provided services under the Servicing Agreement. First National may choose to waive some or all of this fee, which will cause a Fund’s total return and yield to be higher than without the waiver.

Service Plan

Certain financial intermediaries may accept purchase and redemption orders on the Funds’ behalf. Such purchase and redemption orders will be deemed to have been received by the Funds’ at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify different transaction order cut-off times, share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the Funds may effect portfolio transactions through broker dealers who sell Fund shares, the Funds do not consider the sale of Fund shares as a factor when selecting broker dealers to effect portfolio transactions.

The  Funds bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. The expenses paid by each Fund are included in “Other Expenses” in this Prospectus.

The Funds have adopted an Administrative Service Plan (the “Services Plan”) under which each Fund may enter into a Servicing Agreement to pay compensation to banks and other financial institutions that provide various administrative services for shareholders (“Shareholder Servicing Agent”). Under the Services Plan, the fees will not exceed an annual rate of 0.25% of a Fund’s average daily net assets. Such Shareholder Servicing Agents may include the Advisers, their correspondent and affiliated banks, the Co-Administrators and their affiliates, and third-party financial intermediary.

The Funds’ agreement with First National sets that Shareholder Servicing Agent’s service fee at the annual rate of 0.25% of the average aggregate net asset value of the Funds held during the period by customers for whom First National provided services under the Servicing Agreement. First National may choose to waive some or all of this fee, which will cause a Fund’s total return and yield to be higher than without the waiver.

PROSPECTUS
Tributary Funds Financial Highlights
The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of each Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been derived from financial statements audited by KPMG LLP , the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

		Investment Activities		Distributions to Shareholders from:					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency	Net Investment Income	Net Realized Gains on Investments and Foreign Currency	Return of Capital	Net Asset Value, End of Period	Total Return	Net Assets End of Period (000’s)	Expenses to Average Net Assets	Net Investment Income to Average Net Assets	Expenses to Average Net Assets*	Portfolio Turnover
Short-Intermediate Bond Fund
For the year ended March 31,
2010	$9.20	$0.32(f)	$0.34.	$(0.35)	$-	$-	$9.51	7.18%	$71,503	0.86%	3.39%	1.17%	62%
2009	9.45	0.33	(0.14)	(0.39)	(0.05)	-	9.20	2.05	49,125	0.90	3.53	1.20	50
2008	9.40	0.41	0.05	(0.41)	-	-	9.45	5.01(d)	50,299	0.82(e)	4.33(e)	1.17	68
2007	9.35	0.35(f)	0.11	(0.41)	-	-	9.40	5.07	47,306	0.89	3.78	1.13	70
2006	9.58	0.27	(0.09)	(0.41)	-	-	9.35	1.95	60,992	0.84	3.11	0.98	41

Income Fund
For the year ended March 31,
2010	$9.29	$0.45(f)	$0.51.	$(0.46)	$-	$-	$9.79	10.49%	$60,098	0.77%	4.72%	1.27%	71%
2009	9.69	0.42	(0.39)	(0.43)	-	-	9.29	0.40	51,965	0.79	4.47	1.33	63
2008	9.63	0.46	0.05.	(0.45)	-	-	9.69	5.27(d)	59,117	0.71(e)	4.73(e)	1.29	81
2007	9.52	0.40	0.12.	(0.41)	-	-	9.63	5.66	64,946	0.98	4.21	1.19	77
2006	9.79	0.35	(0.21)	(0.41)	-	-	9.52	1.38	54,045	1.02	3.70	1.09	85

Balanced Fund
For the year ended March 31,
2010	$8.70	$0.17(f)	$3.74.	$(0.17)	$ -	$ -	$12.44	45.17%.	$29,898	1.37%	1.57%	1.53%	70%
2009	12.36	0.24	(3.44)	(0.24)	(0.22)	-	8.70	(26.13)	21,861	1.35	2.28	1.51	60
2008	14.69	0.18	(0.17)	(0.18)	(2.16)	-	12.36	(0.55)(d)	31,376	1.30(e)	1.32(e)	1.51	83
2007	14.14	0.12	0.57.	(0.12)	(0.02)	-	14.69	4.83.	33,659	1.33	0.84	1.45	60
2006	12.45	0.05	1.69.	(0.05)	-	-	14.14	13.96.	33,518	1.35	0.35	1.35	44

Core Equity Fund
For the year ended March 31,
2010	$5.54	$0.05(f)	$2.39.	$(0.06)	$ -	$ -	$ 7.92	44.10.	$111,730	1.18%	0.78%	1.34%	24%
2009	8.72	0.09	(3.07)	(0.09)	(0.11)	-	5.54	(34.36)	70,000	1.24	1.34	1.40	28
2008	10.33	0.09	(0.32)	(0.09)	(1.29)	-	8.72	(3.25)(d)	95,746	1.18(e)	0.87(e)	1.39	31
2007	10.45	0.11	1.24.	(0.11)	(1.36)	-	10.33	13.09.	108,580	1.22	1.06	1.32	36
2006	10.26	0.09	1.04.	(0.10)	(0.84)	-	10.45	11.43.	101,387	1.20	0.88	1.20	18

		Investment Activities		Distributions to Shareholders from:					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency	Net Investment Income	Net Realized Gains on Investments and Foreign Currency	Return of Capital	Net Asset Value, End of Period	Total Return	Net Assets End of Period (000’s)	Expenses to Average Net Assets	Net Investment Income to Average Net Assets	Expenses to Average Net Assets*	Portfolio Turnover
Large Cap Growth Fund
For the year ended March 31,
2010	$5.98	$0.02(f)	$2.75	$(0.02)	$ -	$ -	$8.73	46.40%	$81,220	1.22%	0.32	1.53%	14%
2009	8.60	0.05	(2.62)	(0.05)	-	-	5.98	(29.94)	30,771	0.99	0.84	1.55	18
2008(g)	10.00	- (c)	(1.40)	-	-	-	8.60	(14.00)(a)	23,509	1.95(b)	0.03(b)	2.41(b)	6

Growth Opportunities Fund
For the year ended March 31,
2010	$7.36	$(0.01)(f)	$4.15	$ -	$ -	$ -	$11.50	56.25%	$68,427	1.18%	(0.11)%	1.35%	54%
2009	13.16	0.05	(4.44)	(0.02)	(1.29)	(0.10)	7.36	(33.91)	41,797	1.27	0.48	1.43	64
2008	15.21	(0.02)	(0.69)	(0.05)	(1.29)	-	13.16	(5.50)(d)	69,135	1.20(e)	(0.17)(e)	1.42	73
2007	16.12	(0.02)	0.81	-	(1.70)	-	15.21	5.31	70,521	1.26	(0.15)	1.37	51
2006	15.00	(0.09)	2.95	-	(1.74)	-	16.12	20.03	70,211	1.24	(0.56)	1.24	28

Small Company Fund
For the year ended March 31,
2010	$9.90	$0.06(f)	$6.66	$(0.06)	$ -	$ -	$16.56	68.04	$64,737	1.34	0.47	1.50%	30%
2009	15.65	0.12	(5.46)	(0.12)	(0.29)	-	9.90	(34.47)	30,051	1.43	0.88	1.59	32
2008	19.47	0.06	(1.06)	(0.06)	(2.76)	-	15.65	(5.87)(d)	39,676	1.35(e)	0.37(e)	1.56	27
2007	20.08	0.08	1.77	(0.10)	(2.36)	-	19.47	9.56	45,845	1.38	0.41	1.48	31
2006	17.54	0.05	3.27	(0.05)	(0.73)	-	20.08	19.29	48,465	1.36	0.28	1.36	15

International Equity Fund
For the year ended March 31,
2010	$6.18	$0.16(f)	$3.71	$(0.03)	$ -	$ -	$10.02	62.63	$102,164	1.45	1.72	1.66%	126%
2009	12.93	0.19	(6.62)	(0.18)	(0.14)	-	6.18	(50.02)	56,149	1.52	2.09	1.77	64
2008	15.21	0.16	(0.78)	(0.15)	(1.51)	-	12.93	(5.40)(d)	93,782	1.41(e)	1.10(e)	1.72	68
2007	13.48	0.12	2.36	(0.15)	(0.60)	-	15.21	18.70	85,896	1.44	0.97	1.65	49
2006	11.20	0.09	3.36	(0.09)	(1.08)	-	13.48	32.12	51,495	1.51	0.85	1.61	51

* Ratios excluding contractual and voluntary waivers. Voluntary waivers may be stopped at any time.
(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.
(c) Amount rounds to less than $0.005 per share.
(d) During the year ended March 31, 2008, First National reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the total return was an increase of 0.06%. See Note  7 in notes to financial statements.
(e) During the year ended March 31, 2008, First National reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact was a decrease to the net expense ratio and an increase to the net income ratio of, 0.06% for Short-Intermediate Bond Fund, 0.06% for Income Fund, 0.06% for Balanced Fund, 0.06% for Core Equity Fund, 0.07% for Growth Opportunities Fund, 0.06% for Small Company Fund and 0.06% for International Equity Fund. See Note 7 in notes to financial statements.
(f) Per share data calculated using average shares method.
(g) Commenced operations on July 5, 2007.

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PROSPECTUS
Tributary Funds Privacy Policy

Our Commitment to You

We are bound by a privacy policy that requires us to treat private information as confidential. We will continue to protect the privacy of the information you share with us. Specific procedures have been developed to safeguard your private information and comply with government standards.

Serving Your Needs

In order to open your Tributary Funds account and provide you with high quality services, we need to know certain kinds of information. We collect non-public personal information about you from the following sources:

• Information we receive from you on applications and other forms such as your name, address, phone number, social security number and personal financial information.

• Information about your transactions and account experience with us, such as your holdings and trades.

Safeguarding Your Information

Our privacy policy safeguards the information that you have entrusted to us. Keeping your personal information secure is one of our most important responsibilities. All of the persons and companies that we retain to deal with your account are held accountable for adhering to strict standards to prevent misuse of your personal information. We safeguard your information in the following ways:

• Generally, access to information about you is restricted to individuals using it to maintain your account and act on your request for additional services.

• We, and the service providers that work for us, maintain security standards and procedures designed to protect customer information and to prevent unauthorized access to such information.

Sharing Information With Others

In the course of conducting business and maintaining your account we may share customer information, as allowed by law, with our affiliated companies and with other service providers, including broker-dealers, custodians, transfer agents and marketing consultants. Each of these companies is required to agree to strictly safeguard the confidentiality of our customer information. There may be times when we provide information to federal, state or local authorities as required by law. We may also share information with nonaffiliated third parties if we have your consent, such as when you request it or you ask us to process a transaction that requires us to do so.

We appreciate the trust you have placed in Tributary Funds. We, in turn, respect your desire for privacy and we will work hard to keep your personal information confidential.

Not Part of the Prospectus

For more information about the Tributary Funds (the “Funds”), ask for a free copy of the following:

Statement of Additional Information (SAI)

The SAI has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated by reference, which means it is legally considered part of this Prospectus. It contains more details on all aspects of the Funds.

Annual/Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. These reports describe the Funds’ performance, list portfolio holdings and include financial statements. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain the Funds’ SAI, Annual and/or Semi-Annual Reports, other information about the Funds, and for other shareholder inquiries:

By phone:
Call:
1-800-662-4203

By mail:
Write to:
Tributary Funds Service Center
P.O. Box 219022
Kansas City, MO 64121-9022

On the web:
www.tributaryfunds.com.

You can review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. You can call 1-202-551-8090 for information on the operations of the Public Reference Room. Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to the address below or by electronic request to publicinfo@sec.gov.

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520

SEC File Number 811-08846

Value. Stability. Service

Tributary Short-Intermediate Bond Fund
Institutional Class (Ticker:  FOSIX)
Institutional Plus Class ( Ticker:  FOSPX )

Tributary Income Fund
Institutional Class (Ticker:  FOINX)
Institutional Plus Class ( Ticker:  FOIPX )

Tributary Balanced Fund
Institutional Class (Ticker:  FOBAX)
Institutional Plus Class ( Ticker:  FOBPX )

Tributary Core Equity Fund
Institutional Class (Ticker:  FOEQX)
Institutional Plus Class ( Ticker:  FOEPX )

Tributary Large Cap Growth Fund
Institutional Class (Ticker:  FOLCX)
Institutional Plus Class ( Ticker:  FOLPX )

Tributary Growth Opportunities Fund
Institutional Class (Ticker:  FOGRX)
Institutional Plus Class ( Ticker:  FOGPX )

Tributary Small Company Fund
Institutional Class (Ticker:  FOSCX)
Institutional Plus Class ( Ticker:  FOSBX )

Tributary International Equity Fund
Institutional Class (Ticker:  FFITX)
Institutional Plus Class ( Ticker:  FIEPX )

Each a Separate Investment Portfolio of

TRIBUTARY FUNDS, INC.

Statement of Additional Information

August 1, 2010

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus (the “Prospectus”) of Tributary Short-Intermediate Bond Fund (the “Short-Intermediate Fund”), Tributary Income Fund (the “Income Fund”), Tributary Balanced Fund (the “Balanced Fund”), Tributary Core Equity Fund (the “Core Equity Fund”), Tributary Large Cap Growth Fund (the “Large Cap Fund”), Tributary Growth Opportunities Fund (the “Growth Opportunities Fund”), Tributary Small Company Fund (the “Small Company Fund”), and Tributary International Equity Fund (the “International Fund”) (each, a “Fund”, and together, the “Funds”).  The Prospectus for the Funds is dated August 1, 2010.  The Funds are each separate investment portfolios of Tributary Funds, Inc.  This SAI is incorporated in its entirety into the Prospectus.  No investment in shares (“Shares”) of a Fund should be made without first reading such Fund’s Prospectus.  The financial statements and related report of the Independent Registered Public Accounting Firm included in the Funds’ annual report for the fiscal year ended March 31, 2010 are incorporated by reference into this SAI.  Copies of the Prospectus or Annual Report may be obtained, free of charge, by writing to Tributary Funds, Inc. at P.O. Box 219022, Kansas City, Missouri, 64141-6022, or by telephoning toll free (800) 662-4203.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

1

2

STATEMENT OF ADDITIONAL INFORMATION

THE COMPANY

Tributary Funds, Inc. (the “Company”), a Nebraska corporation organized on October 12, 1994, is an open-end management investment company which currently offers the eight investment portfolios identified on the first page of this SAI.  Prior to August 1, 2010, the Company operated under the name First Focus Funds, Inc. and each of the Funds operated with “First Focus” as a part of the name, as opposed to “Tributary.”  The change in the name of the Company and each of the Funds was the result of a reorganization of the advisory relationships between the Funds and their investment advisers.  Each Fund is a diversified fund, which means that, with respect to 75% of the Fund’s total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.

INVESTMENT OBJECTIVES, POLICIES, AND RISKS

Additional Information on Portfolio Instruments

The following policies supplement the investment objective, policies and risks of each Fund as set forth in the Prospectus for the Funds.

Bank Obligations.  Each Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and demand and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon its maturity.  Bankers’ acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.  The Funds may invest in certificates of deposit and demand and time deposits of domestic and foreign banks and savings and loan associations, if (i) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (ii) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (“FDIC”).

The Funds may also invest in Eurodollar Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as ETDs, except they are issued by Canadian offices of major Canadian banks.

Commercial Paper.  Commercial paper consists of unsecured promissory notes issued by corporations.  Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Each Fund may invest in “investment grade” domestic and foreign commercial paper.  For a complete explanation of “investment grade” commercial paper, please see Appendix A to this SAI.  In general, investment in lower-rated instruments is more risky than investment in instruments in higher rated categories.  The Funds may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Variable Amount Master Demand Notes.  Variable amount master demand notes, in which each of the Funds except the International Fund may invest, are unsecured demand notes that permit the underlying debt to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument.  Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded.  Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time.  A Fund’s investment adviser or sub-adviser (each an “Adviser” and, collectively, the “Advisers”) will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.  In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining

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until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.  No Fund will invest more than 5% of its assets in such securities.

Master Limited Partnerships.  A master limited partnership (“MLP”) is a limited partnership, the interests of which are freely traded on an established market, and which receives special tax treatment as a partnership under the Internal Revenue Code of 1986, as amended (the “Code”).  To qualify as an MLP, at least 90% of its income must be from qualifying sources such as exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.  The general partner of the MLP is usually structured as a private or public corporation (often in the energy or real estate industries), an investment fund or other type of entity.  The general partner typically controls the operations and management of the partnership while each limited partner (with limited control and voting rights) provides capital investment and receives income distributions from its operations.  Unlike shareholders in a corporation, MLP limited partners do not elect directors annually.  In the event of liquidation, holders of common limited partnership units of MLPs usually have first rights to the MLP’s remaining assets after bondholders, other debt holders, and any preferred unit holders have been paid in full.

Limited partnerships are “pass through” entities and do not pay U.S. federal income tax at the entity level.  Therefore, more income may be available for distributions, as compared to the corporate structure.  MLP partnerships are usually structured in ways that provide financial incentives to the general partner to streamline expenses, increase capital expenditures, increase cash flows and pay distributions.  The general partner and each limited partner are each responsible for their respective proportionate share of income, gains, losses and deductions, even if the MLP does not pay a cash distribution.  Accordingly, there is a risk that a Fund could be liable for MLP-related tax in respect to its share of the MLP’s gains, even though the MLP did not make a distribution of cash to the Fund.  If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate, which would reduce the amount of cash available for distributions, and the distributions a Fund receives could be taxed entirely as dividend income.  Historically, because many MLPs have pursued aggressive acquisition activities, a significant portion of income from such MLPs has been offset by tax deductions.  If an MLP in which a Fund invests previously engaged in such acquisition activity and then significantly reduced such activity, such MLP’s accelerated depreciation (generated by the new acquisitions) would be reduced, which could result in an increase in a Fund’s tax liability respecting its investment in the MLP.  Each Fund may invest up to 5% of its net assets in units of MLPs which are publicly listed and traded on U.S. or global securities exchanges.

The risk of investing in a limited partnership is different than investing in other types of equity securities.  Holders of limited partnership interests generally have less control and rights respecting the partnership’s operations, as compared to shareholders in a corporation.  There are also potential conflicts of interest that may arise between the limited partners and the general partner.  Furthermore, changes in the Code or a determination by the Internal Revenue Service (“IRS”) that the MLP must be taxed as a corporation would eliminate the flow-through taxation benefits of a partnership.

Foreign Investments.  Each Fund may invest in foreign securities either directly or through the purchase of sponsored or unsponsored depository receipts, including American Depositary Receipts (“ADRs”), Continental Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  The Short-Intermediate Fund, Income Fund, Balanced Fund, Core Equity Fund, Growth Opportunities Fund and Small Company Fund may each invest up to 10% of its assets in foreign securities either directly or through the purchase of sponsored and unsponsored ADRs.  The Large Cap Fund may invest up to 20% of its assets in foreign securities either directly or through the purchase of sponsored and unsponsored ADRs.  The International Fund will invest at least 80% of its assets in foreign securities either directly or through the purchase of sponsored and unsponsored ADRs.

Foreign securities are debt and equity securities that are traded in markets outside of the U.S.  The markets in which these securities are located can be developed or emerging.  An “emerging country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country.  Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national product (“GNP”) than more developed countries.  There are currently in excess of 100 countries that the international financial community generally considered to be emerging or developing countries, approximately 40 of which currently have stock markets.  These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository.  Generally, ADRs are designed for trading in the U.S. securities market, and may be available for investment through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt’s underlying security.  Holders of an unsponsored depository receipt generally bear all the costs of the unsponsored facility.  Unsponsored depository receipts may be less liquid than sponsored ones, and there may be less information available regarding the underlying foreign issuer for the unsponsored depository receipt.  The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received

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from the issuer of the deposited security or to pass through voting rights with respect to the deposited securities to the holders of the receipts.

Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs, investment companies that invest in foreign securities and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.  Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic, and social developments, possible imposition of withholding taxes on interest and dividend income, possible seizure, nationalization, or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions.  In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers, and securities markets in foreign countries may be structured differently from and may not be as liquid as the U.S. markets.  Where purchases of foreign securities are made in foreign currencies, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

Investments in emerging markets involve even greater risks such as immature economic structures and legal systems which may not be totally developed.  The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of GNP, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.  Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures.  These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries.  Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations.  Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries.  A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation.  Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Funds that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Fixed Income Securities.  Each of the Funds may invest in fixed income securities.  With the exception of the Short Intermediate Fund and Income Fund, any fixed income securities in which any of these Funds invest will be “investment grade.”  The Short Intermediate Fund and the Income Fund may invest up to 20% of their respective assets in fixed-income securities rated below investment grade, but no lower than a B rating by a nationally recognized statistical rating organization (“NRSRO”).  For a complete explanation of “investment grade” fixed income securities, please see Appendix A to this SAI.

U.S. Government Obligations.  Each of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury.

Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government, such as those of the Government National Mortgage Association (“Ginnie Mae”) and the Export Import Bank of the United States; others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal Home Loan Banks, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.  Each of the Funds may invest in the obligations of such agencies or instrumentalities only when such Funds’ Advisers believe that the associated credit risk is commensurate with the anticipated gain.

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Municipal Securities.  Municipal securities are debt obligations issued by a state, its political subdivisions, municipalities, agencies and authorities issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works.  Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses.  In addition, certain types of industrial development and other revenue bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.  Other types of industrial development bonds, the proceeds of which are used for the construction, equipping, repair or improvement of privately operated industrial, commercial or office facilities, constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

Over 25% of the municipal securities in a Fund’s portfolio may derive their payment from mortgage loans.  Certain of these municipal securities in a Fund may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer’s boundaries and owned by persons of low or moderate income.  Mortgage loans are generally partially or completely prepaid prior to their final maturities, as a result of events such as the sale of the mortgaged property, default condemnation or casualty loss.  Because these bonds are subject to extraordinary mandatory redemption, in whole or in part, from such prepayments on mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates.  The redemption price of such issues may be more or less than the offering price of such bonds.  Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the bond issuer of the mortgage loans.  Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenues available for the payment of the principal of or interest on such mortgage revenue bonds.  Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status.  In each case, the issuer of the bonds has agreed to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from federal income tax under existing laws and regulations.  There can be no assurance that such ongoing requirements will be met.  The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

Certain of the municipal securities in a Fund’s portfolio may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families.  The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located.  The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under federal and state programs.  Like single-family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans, as well as upon the occurrence of other events.

Over 25% of the municipal securities in a Fund’s portfolio may be obligations of issuers whose revenues are primarily derived from the sale of electric energy.  Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base.  The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation.  Many of such issuers have experienced some of these problems in varying degrees.  In addition, federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest of such bonds.

Over 25% of the municipal securities in a Fund’s portfolio may be university and college revenue obligations.  University and college revenue obligations are obligations of issuers whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments.  General problems faced by such issuers include declines in the number of students, possible inability to raise tuitions

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and fees, the uncertainty of continued receipt of federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

Certain of the municipal securities in a Fund’s portfolio may be Build America Bonds.  Build American Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009 (the “Recovery Act”), which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds.  State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors.  The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders.  A Fund’s investments in Build America Bonds will result in taxable income and such Fund may elect to pass through to shareholders the corresponding tax credits.  The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable.  Build America Bonds involve similar risks as municipal bonds, including credit and market risk.  In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the Recovery Act, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments.   They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt municipal bonds.  Although Build America Bonds are only authorized for 2009 and 2010, the program may result in reduced issuance of tax-exempt municipal bonds.

Mortgage-Related Securities.  The Short-Intermediate Fund, the Income Fund and the Balanced Fund may, consistent with their respective investment objective and policies, invest in mortgage-related securities.

Mortgage-related securities, for purposes of such Funds’ Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Ginnie Mae and government related organizations such as Fannie Mae and Freddie Mac, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.  Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.  The value of a mortgage-related security may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral.  As with other interest bearing securities, the prices of such securities are inversely affected by changes in interest rates.  However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.  Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received.  For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to the Short-Intermediate Fund, the  Income Fund, and the Balanced Fund.  In addition, regular payments received in respect of mortgage-related securities include both interest and principal.  No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

These Funds may also invest in mortgage-related securities which are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).  Certain CMOs and REMICs are issued by private issuers.  Mortgage related securities will be purchased by a Fund only if rated at purchase BBB or better by Standard & Poor’s Corporation (“S&P”), Baa or better by Moody’s Investor Service, Inc. (“Moody’s”), or the equivalent rating or better by an NRSRO, or if unrated, considered by a Fund’s Adviser to present attractive opportunities and to be of comparable quality.

In addition, privately issued mortgage-related securities do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise.  The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan.  Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein.  Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.  To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

The extreme and unprecedented volatility and disruption currently impacting the capital and credit markets have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government.  On September 7,

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2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”).  Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to:  ( i ) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; ( ii ) collect all obligations and money due to Freddie Mac and Fannie Mae; ( iii ) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; ( iv ) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and ( v ) contract for assistance in fulfilling any function, activity, action or duty of the conservator.  In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae.  Freddie Mac and Fannie Mae must obtain the consent of the Treasury to:  (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels.  In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year.  The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Fund.

As a result of the economic recession that commenced in the U.S. in 2008, there is a heightened risk that the receivables and loans underlying the mortgage-related securities purchased by the Funds may suffer greater levels of default than was historically experienced.

Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs, asset-backed securities and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates.  As a result, the effective maturity of these securities is expected to be shorter than the stated maturity.  For purposes of compliance with stated maturity policies and calculation of a Fund’s weighted average maturity, the effective maturity of such securities will be used.  Depending upon the prevailing market conditions, these Funds’ Advisers may cause a Fund to purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate.  Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate.  In making investment decisions, these Funds’ Advisers will consider many factors other than current yield, including the preservation of capital, maturity and yield to maturity.

Other Asset-Backed Securities.  The Short-Intermediate Fund, the Income Fund and the Balanced Fund may also invest in interests in pools of receivables, such as motor vehicle installment purchase obligations (known as Certificates of Automobile Receivables or CARs) and credit card receivables (known as Certificates of Amortizing Revolving Debts or CARDs).  Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.  Such securities may also be debt instruments which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

Such securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.  Asset-backed securities may be purchased by the Short-Intermediate Fund, the Income Fund, or the  Balanced Fund only when rated BBB or better by S&P, Baa or better by Moody’s, or the equivalent rating or better by an NRSRO, or if unrated, considered by a Fund’s Adviser to be of comparable quality.

Asset-backed securities held by the Short-Intermediate Fund, the Income Fund or the Balanced Fund arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders.  Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in

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fixed amounts with principal paid at maturity or specified call dates.  Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

The estimated life of an asset-backed security may vary with the prepayment experience of the underlying debt instruments.  The rate of such prepayments, and hence the life of an asset-backed security, will be a function of current market interest rates and other economic and demographic factors.  Since prepayment experience can vary, asset-backed securities may be a less effective vehicle for locking in high long-term yields.

Generally, these securities do not have the benefit of the same security interest in the underlying collateral.  Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.  Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The recent and unprecedented disruption in the asset-backed securities markets have resulted in downward price pressures.   Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to unemployment, and significant asset write-downs by financial institutions.  These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail.

Hedging Instruments .  The Income Fund and the Short-Intermediate Fund may, consistent with their respective investment objective and policies, invest up to 15% of their assets  in derivatives and other hedging instruments and up to 40% of their assets in treasury futures to neutralize the impact of interest rate changes, as discussed more fully below .

Options.  To the extent indicated above under "Hedging Instruments," the Income Fund and the Short-Intermediate Fund may, consistent with their investment objectives and policies, purchase and sell call and put options on futures contracts for hedging purposes, in anticipation of the purchase of securities or for liquidity management purposes.  Options may be used only for the purpose of reducing investment risk and not for speculative purposes.  The following discussion sets forth certain information relating to the types of options that such Funds may use, together with the risks that may be associated with their use.

About Options on Securities.  A call option is a short-term contract under which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option.  The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying security against payment of the exercise price.  A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option.  The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying security at the exercise price.  Options may be based on a security, a securities index or a currency.  Options on securities are generally settled by delivery of the underlying security whereas options on a securities index or currency are settled in cash.  Options may be traded on an exchange or in the over-the-counter markets.

Options Purchases.  Call options on securities may be purchased in order to fix the cost of a future purchase.  In addition, call options may be used as a means of participating in an anticipated advance of a security on a more limited risk basis than would be possible if the security itself were purchased.  In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the amount of loss, if any, to the amount of the option premium paid.  Conversely, if the market price of the underlying security rises and the call is exercised or sold at a profit, that profit will be reduced by the amount initially paid for the call.

Put options may be purchased in order to hedge against a decline in market value of a security held by the purchasing Fund.  The put effectively guarantees that the underlying security can be sold at the predetermined exercise price, even if that price is greater than the market value at the time of exercise.  If the market price of the underlying security increases, the profit realized on the eventual sale of the security will be reduced by the premium paid for the put option.  Put options may also be purchased on a security that is not held by the purchasing Fund in anticipation of a price decline in the underlying security.  In the event the market value of such security declines below the designated exercise price of the put, the purchasing Fund would then be able to acquire the underlying security at the market price and exercise its put option, thus realizing a profit.  In order for this strategy to be successful, however, the market price of the underlying security must decline so that the difference between the exercise price and the market price is greater than the option premium paid.

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Option Writing.  Call options may be written (sold) by such Funds.  Generally, calls will be written only when, in the opinion of a Fund’s Adviser, the call premium received, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the underlying security.

Put options may also be written.  This strategy will generally be used when it is anticipated that the market value of the underlying security will remain higher than the exercise price of the put option or when a temporary decrease in the market value of the underlying security is anticipated and, in the view of a Fund’s Adviser, it would not be appropriate to acquire the underlying security.  If the market price of the underlying security rises or stays above the exercise price, it can be expected that the purchaser of the put will not exercise the option and a profit, in the amount of the premium received for the put, will be realized by the writer of the put.  However, if the market price of the underlying security declines or stays below the exercise price, the put option may be exercised and the Fund that sold the put will be obligated to purchase the underlying security at a price that may be higher than its current market value.  All option writing strategies will be employed only if the option is “covered.”  For this purpose, “covered” means that, so long as the Fund that has written (sold) the option is obligated as the writer of a call option, it will (i) own the security underlying the option; or (ii) hold on a share-for-share basis a call on the same security, the exercise price of which is equal to or less than the exercise price of the call written.  In the case of a put option, the Fund that has written (sold) the put option will ( y ) maintain cash or cash equivalents in an amount equal to or greater than the exercise price; or ( z ) hold on a share-for share basis, a put on the same security as the put written provided that the exercise price of the put held is equal to or greater than the exercise price of the put written.

Options on Securities Indices.  Options on securities indices may by used in much the same manner as options on securities.  Index options may serve as a hedge against overall fluctuations in the securities markets or market sectors, rather than anticipated increases or decreases in the value of a particular security.  Thus, the effectiveness of techniques using stock index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the Fund to be hedged.  Options on stock indices are settled exclusively in cash.

Risk Factors Relating to the Use of Options Strategies.  The premium paid or received with respect to an option position will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.  Moreover, the successful use of options as a hedging strategy depends upon the ability to forecast the direction of market fluctuations in the underlying securities, or in the case of index options, in the market sector represented by the index selected.

Under normal circumstances, options traded on one or more of the several recognized options exchanges may be closed by effecting a “closing purchase transaction” (i.e., by purchasing an identical option with respect to the underlying security in the case of an option written and by selling an identical option on the underlying security in the case of an option purchased).  A closing purchase transaction will effectively cancel an option position, thus permitting profits to be realized on the position, to prevent an underlying security from being called from, or put to, the writer of the option or, in the case of a call option, to permit the sale of the underlying security.  A profit or loss may be realized from a closing purchase transaction, depending on whether the overall cost of the closing transaction (including the price of the option and actual transaction costs) is less or more than the premium received from the writing of the option.  It should be noted that in the event a loss is incurred in a closing purchase transaction, that loss may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option.  Also, because increases in the market price of an option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security held.  Options will normally have expiration dates between three and nine months from the date written.  The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written.  Options that expire unexercised have no value.  Unless an option purchased by a Fund is exercised or a closing purchase transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

Futures Contracts and Related Instruments.  To the extent indicated above under "Hedging Instruments," the Income Fund  and the Short-Intermediate Fund may use futures contracts and options on futures contracts to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases.  A Fund may invest in futures-related instruments only for hedging purposes and not for speculation and only in a manner consistent with its investment objective and policies.  The following discussion sets forth certain information relating to the types of futures contracts that the Funds may use, together with some of the risks that may be associated with their use.

About Futures Contracts and Options on Futures Contracts.  A futures contract is a bilateral agreement under which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or currency called for in the contract at a specified future time and at a specified price.  In practice, however, contracts relating to financial instruments or currencies are closed

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out through the use of closing purchase transactions before the settlement date and without delivery or the underlying security or currency.  In the case of futures contracts based on a securities index, the contract provides for “delivery” of an amount of cash equal to the dollar amount specified multiplied by the difference between the value of the underlying index on the settlement date and the price at which the contract was originally fixed.

Stock Index Futures Contracts.  The Income Fund  and the Short-Intermediate Fund may sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of securities held.  To the extent that securities held correlate with the index underlying the contract, the sale of futures contracts on that index could reduce the risk associated with a market decline.  Where a significant market or market sector advance is anticipated, the purchase of a stock index futures contract may afford a hedge against not participating in such advance at a time when a Fund is not fully invested.  This strategy would serve as a temporary substitute for the purchase of individual stocks which may later be purchased in an orderly fashion.  Generally, as such purchases are made, positions in stock index futures contracts representing equivalent securities would be liquidated.

Futures Contracts on Debt Securities.  Futures contracts on debt securities, often referred to as “interest rate futures,” obligate the seller to deliver a specific type of debt security called for in the contract, at a specified future time.  A public market now exists for futures contracts covering a number of debt securities, including long-term U.S. Treasury bonds, ten-year U.S. Treasury notes, and three-month U.S. Treasury bills, and additional futures contracts based on other debt securities or indices of debt securities may be developed in the future.  Such contracts may be used to hedge against changes in the general level of interest rates.  For example, a Fund may purchase such contracts when it wishes to defer a purchase of a longer-term bond because short-term yields are higher than long-term yields.  Income would thus be earned on a short-term security and minimize the impact of all or part of an increase in the market price of the long-term debt security to be purchased in the future.  A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the contract purchased by the Fund or avoided by taking delivery of the debt securities underlying the futures contract.  Conversely, such a contract might be sold in order to continue to receive the income from a long-term debt security, while at the same time endeavoring to avoid part or all of any decline in market value of that security that would occur with an increase in interest rates.  If interest rates did rise, a decline in the value of the debt security would be substantially offset by an increase in the value of the futures contract sold.

Options on Futures Contracts.  An option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the period of the option.  The risk of loss associated with the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction cost.  The seller of an option on a futures contract is obligated to a broker for the payment of initial and variation margin in amounts that depend on the nature of the underlying futures contract, the current market value of the option, and other futures positions held by a Fund.  Upon exercise of the option, the option seller must deliver the underlying futures position to the holder of the option, together with the accumulated balance in the seller’s futures margin account that represents the amount by which the market price of the underlying futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option involved.  If an option is exercised on the last trading day prior to the expiration date of the option, settlement will be made entirely in cash equal to the difference between the exercise price of the option and the value at the close of trading on the expiration date.

Risk Considerations Relating to Futures Contracts and Related Instruments.  Participants in the futures markets are subject to certain risks.  Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange):  no secondary market exists for such contracts.  In addition, there can be no assurance that a liquid market will exist for the contracts at any particular time.  Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.  In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin.  In such circumstances, an increase in the value of that portion of the securities being hedged, if any, may partially or completely offset losses on the futures contract.

As noted above, there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions.  In particular, there may be an imperfect correlation between movements in the prices of futures contracts and the market value of the underlying securities positions being hedged.  In addition, the market prices of futures contracts may be affected by factors other than interest rate changes and, as a result, even a correct forecast of interest rate trends might not result in a successful hedging strategy.  If participants in the futures market elect to close out their contracts through offsetting transactions rather than by meeting margin deposit requirements, distortions in the normal relationship between debt securities and the

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futures markets could result.  Price distortions could also result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market.  In addition, an increase in the participation of speculators in the futures market could cause temporary price distortions.

The risks associated with options on futures contracts are similar to those applicable to all options and are summarized above under the heading “Hedging Instruments:  Risk Factors Relating to the Use of Options Strategies.”  In addition, as is the case with futures contracts, there can be no assurance that (i) there will be a correlation between price movements in the options and those relating to the underlying securities; (ii) a liquid market for options held will exist at the time when a Fund may wish to effect a closing transaction; or (iii) predictions as to anticipated interest rate or other market trends on behalf of a Fund will be correct.

Margin and Segregation Requirements Applicable to Futures-Related Transactions.  When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The Fund utilizing a futures contract would expect to earn interest income on its initial margin deposits.  A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract.  This process is known as “marking to market.”  Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, the Fund values its open futures positions at market.

When purchasing a futures contract, a Fund will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U.S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.  When selling a futures contract, a Fund will similarly maintain liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a Fund with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by that Fund (or at a higher price if the difference is maintained in liquid assets with the Company’s custodian).

When selling a call option on a futures contract, a Fund will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U.S. Government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will similarly maintain cash, U.S. government securities, or other highly liquid securities that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

Swap Agreements.  The Income Fund  and the Short-Intermediate Fund may enter into swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.  In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs.  This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security).  A swap option is a contract that gives a counterparty the right (but not the obligation)

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to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms.  These Funds may write (sell) and purchase put and call swap options.

Certain swap agreements entered into by these Funds (but generally not CDSs) would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A Fund’s current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets to avoid any potential leveraging.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.  Other swap agreements, such as CDSs, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.  A Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS.  In cases where either Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS.

Because swap agreements are two party contracts and because they may have terms of greater than seven days, the “net amount” of a swap agreement may be considered to be illiquid.  Moreover, the Funds bear the counterparty risk, i.e., risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Funds will only enter into swap agreements with counterparties that meet the Funds’ standard of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund s’ repurchase agreement guidelines).  Certain restrictions imposed on the Funds by the Code may limit these Funds’ ability to use swap agreements.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a Fund writes a swap option, the Fund will become obligated, upon exercise of the option, to the terms of the underlying agreement.

The swaps market is a relatively new market and is largely unregulated.  Most swap agreements are exempt from most provisions of the Commodity Exchange Act of 1936, as amended  ( the “CEA”) , and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (“CFTC”).  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

As noted above, a Fund may enter into CDSs for investment purposes.  If a Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations.  In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, a Fund would keep the stream of payments and would have no payment obligations.  As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations.  In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.  If a Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, the Fund would keep the stream of payments and would have no payment obligations.  As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

These Funds may enter into interest rate swaps.  Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest.  For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments.  Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments.  Despite their differences in form, the function of interest rate swaps is generally the same:  to increase or decrease a Fund’s exposure to fluctuations in long-or short-term interest rates.  For example, a Fund may enter into a swap

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transaction to preserve a return or spread on a particular investment or a portion of its Fund or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

The use of CDSs and interest rate swaps, like all swap agreements, is subject to certain risks.  If a counterparty’s creditworthiness declines, the value of the swap would likely decline.  Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

These Funds may enter into total return swaps.  Total return swaps are used either as substitutes for owning the physical securities that comprise a given market index or as a means of obtaining non-leveraged exposure in markets where no physical securities are available, such as an interest rate index.  Total return refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate.  Total return swaps provide a Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.

These Funds may enter into equity swaps.  In an equity swap, payments on one or both sides are linked to the performance of equities or an equity index.  Equity swaps are normally used to (i) initiate and maintain long or short equity exposures either in an index or a specific stock Fund; (ii) temporarily eliminate exposure to an equity Fund without disturbing the underlying equity position; or (iii) increase, reduce, or eliminate market exposure to a single issue or a narrow stock Fund or obtain greater diversification for a limited period of time without disturbing an underlying position.

The Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund’s right as a creditor.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market.  For purposes of applying these Funds’ investment policies and restrictions (as stated in the Prospectus and this SAI), swap agreements are generally valued by the Funds at market value.  The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Securities of Other Investment Companies.  Each Fund may invest in securities issued by other investment companies as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations.  Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges.  Such charges will be payable by that Fund and, therefore, will be borne directly by shareholders.

Income Participation Loans.  The Short-Intermediate Fund, the Income Fund and the Balanced Fund may make or acquire participations in privately negotiated loans to borrowers.  Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured.  Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender.  Such loans made by the Short-Intermediate Fund, the Income Fund and the Balanced Fund may have a demand provision permitting such Fund to require repayment within seven days.  Participation in such loans, however, may not have such a demand provision and may not be otherwise marketable.  To the extent these securities are not readily marketable, they will be subject to a Fund’s 5% limitation on investments in illiquid securities.  Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless such Fund determines that a particular loan issue, unlike most such loans, has a readily available market).  As it deems appropriate, the Company’s Board of Directors (the “Board of Directors” or “Board”) will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

The Short-Intermediate Fund, the Income Fund and the Balanced Fund will purchase income participation loans only if such instruments are, in the opinion of each Fund’s Adviser, of comparable quality to debt securities rated BBB or better by S&P, Baa or

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better by Moody’s, or the equivalent rating or better by an NRSRO.  None of these Funds will invest more than 5% of its assets in such securities.

Other Loans.  In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities.  A Fund must receive 100% collateral in the form of cash or U.S. government securities.  This collateral will be valued daily by the lending Fund’s Adviser.  Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund.  During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities.  Loans are subject to termination by such Fund or the borrower at any time.  While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment (s ee the Funds’ Proxy Voting Policies and Procedures contained in Appendix B to this SAI ) .  In the event the borrower would default in its obligations, such Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral.  A Fund will enter into loan agreements only with broker-dealers, banks or other institutions that the Fund’s Adviser has determined are creditworthy under guidelines established by the Board of Directors.

Repurchase Agreements.  Securities held by each of the Funds may be subject to repurchase agreements.  Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the FDIC and/or registered broker-dealers which the applicable Fund’s Adviser deems credit-worthy under guidelines approved by the Board of Directors, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price.  The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities.  Securities subject to repurchase agreements will be of the same type and quality as those in which such Fund may invest directly.  The seller under a repurchase agreement will be required to continually maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) plus the transaction costs, including loss of interest, that such Fund reasonably could expect to incur if the seller defaults.  This requirement will be continually monitored by the Advisers of the Funds which are parties to these agreements, and if the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by such Fund were delayed pending court action.  Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Directors believes that, under the regular procedures normally in effect for custody of a Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question.  Securities subject to repurchase agreements will be held by that Fund’s custodian or another qualified custodian or in the Federal Reserve/Treasury book entry system.  Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements.  Each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund’s investment restrictions.  Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price.  Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions.  At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with such Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and that Fund’s Adviser will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times.  Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities and that the buyer may default on its obligation to sell such securities back to a Fund.  Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Except as otherwise disclosed to the shareholders (“Shareholders”) of a Fund, the Company will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisers, the Company’s Administrator, or their affiliates, and will not give preference to the Advisers’ correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

Illiquid Securities.  Each Fund may invest up to 5% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities (“Illiquid Securities”)), except the International Fund may invest up to 10% of its net assets in Illiquid Securities.  The Board of Directors has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation.  Certain securities (“restricted securities”) exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (“Securities Act”) (securities that may be resold pursuant to Rule 144A or Regulation S under the Securities Act), may be considered liquid.  The Board has delegated to the Advisers the day-to-day determination of the liquidity of a security, although it has retained

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oversight and ultimate responsibility for such determinations.  Although no definite quality criteria are used, the Board of Directors has directed the Advisers to consider such factors as (i) the nature of the market for a security (including the institutional private or international resale market), (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in PORTAL Market), and (iv) other permissible relevant factors.  Certain securities, such as repurchase obligations maturing in more than seven days, are currently considered illiquid.

Restricted securities may be sold only in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering for which a registration statement is in effect under the Securities Act.  Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date.  If, during such period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.  If, through the appreciation of Illiquid Securities or the depreciation of liquid securities, a Fund is in a position where more than 5% (10% for the International Fund) of the value of its net assets is invested in illiquid assets, including restricted securities which are not readily marketable, that Fund will take such steps as it deems advisable, if any, to reduce the percentage of such securities to 5% (10% for the International Fund) or less of the value of its net assets.

Temporary Defensive Positions.  During temporary defensive periods as determined by the Advisers, as appropriate, each Fund may hold up to 100% of its total assets in high-quality short-term obligations including domestic bank certificates of deposit, bankers’ acceptances, repurchase agreements secured by bank instruments, treasury securities, government issued securities and money market securities.  To the extent that a Fund invests in these obligations, such Fund may not achieve its investment objective.

Over-the-Counter Market.  The Balanced Fund, the Core Equity Fund, the Growth Opportunities Fund, the Small Company Fund, the International Fund and the  Large Cap Fund may each invest in common stocks, some of which will be traded in the over-the-counter market.  In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy specified standards.  Any security can be traded in the over-the-counter market as long as a broker-dealer is willing to make a market in the security.  Because there are no minimum requirements for a company’s assets or earnings or the number of its stockholders in order for its stock to be traded over-the-counter, there is great diversity in the size and profitability of companies whose stocks trade in this market, ranging from relatively small little-known companies to well-established corporations.  When the Fund disposes of such a stock, it may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time.

Small and Medium Capitalization Companies.  The Growth Opportunities Fund, the Small Company Fund and the Large Cap Fund may invest in securities issued by companies with relatively smaller or medium capitalization.  Securities issued by companies with relatively smaller market capitalizations in general present greater risks than securities issued by companies with larger market capitalization and may be subject to large, abrupt or erratic fluctuations in price due, in part, to such factors as the issuer’s dependence upon key personnel, the lack of internal resources, the inability to obtain funds from external sources, and dependence on a new product or service for which there is no firmly established market.  An emphasis on appreciation and medium-capitalization companies may result in even greater risk than is inherent in other equity investment alternatives.  These Funds will likely have somewhat greater volatility than the stock market generally, as measured by the S&P 500 Index.

Under normal market conditions, the Small Company Fund intends to invest at least 80% of its total assets in common stocks and securities convertible into common stocks (such as convertible bonds, convertible preferred stocks, warrants, options and rights) issued by companies having small market capitalization, as defined in the Prospectus.

Investment Restrictions

Fundamental Restrictions

Each Fund’s investment objective is a fundamental policy and may not be changed without a vote of the holders of a majority of such Fund’s outstanding Shares.  In addition, the following investment restrictions may be changed with respect to a particular Fund only by a vote of the majority of the outstanding Shares of that Fund (as defined under “ADDITIONAL INFORMATION – Vote of a Majority of the Outstanding Shares”).

Each Fund will not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase:  (i) more than 5% of the value of such Fund’s total assets would be invested in such issuer; or (ii) such Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up

16

to 25% of the value of a Fund’s total assets may be invested without regard to such limitations.  There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

None of the Funds, except the International Fund, will:

1.  Purchase any securities which would cause more than 25% of the value of a Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that:  (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services i.e., gas, gas transmission, electric and telephone will each be considered a separate industry;

2.  Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Fund’s total assets at the time of its borrowing.  A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets; and

3.  Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements as described above.

The Short-Intermediate Fund, the Income Fund, the Balanced Fund, the Core Equity Fund, the Small Company Fund and the Large Cap Fund may not:

1.	Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

2.	Engage in any short sales;

3.	Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of restricted securities;

4.	Purchase or sell commodities or commodities contracts, unless and until disclosed in the current Prospectus of such Fund; and

5.	Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction).

The Growth Opportunities Fund may not:

1.
Act as an underwriter or distributor of securities other than Shares of the Fund (to the extent permitted by the 1940 Act) except to the extent that the Fund’s participation as part of a group in bidding or by bidding alone, for the purchase of permissible investments directly from an issuer or selling shareholders for the Fund’s own portfolio may be deemed an underwriting, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities;

2.
Purchase or sell commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from engaging in transactions involving foreign currencies, futures contracts, options on futures contracts or options, or from investing in securities or other instruments backed by physical commodities); and

3.	Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction).

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The International Fund may not:
1.
Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.  This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (ii) repurchase agreements involving such securities.

For purposes of this limitation (i) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); (ii) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); technology companies will be divided according to their respective product lines and services; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry;

2.
Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing.  Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets;

3.
Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities;

4.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

5.	Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the U.S. Securities and Exchange Commission (“SEC”); and

6.
Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

Non-Fundamental Restrictions

The following additional investment restrictions may be changed by the Board of Directors without the vote of a majority of the outstanding Shares of a Fund:

No Fund except for the International Fund may:

1.	Purchase or otherwise acquire any securities if, as a result, more than 5% of that Fund’s net assets would be invested in securities that are illiquid; and

2.
Purchase securities of other investment companies except (i) to the extent permitted by the 1940 Act and the rules, regulations and orders adopted thereunder, or (ii) in connection with a merger, consolidation, acquisition or reorganization.

The Short-Intermediate Fund, the Income Fund, the Balanced Fund, the Core Equity Fund and the Small Company Fund may not:

1.
Purchase participations or direct interests in oil, gas or other mineral exploration or development programs (although investments by such Funds in marketable securities of companies engaged in such activities are not prohibited in this restriction); and

2.
Purchase or retain the securities of an issuer if, to the knowledge of such Fund’s management, the officers or Directors of the Company, and the officers or Directors of First National of Nebraska, Inc., a Nebraska corporation ("FNNI"), a financial services holding company,  who each beneficially own more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

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The Growth Opportunities Fund may not:
1.
Purchase securities on margin (except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities) or participate in a joint trading account; provided, however, the Fund may (i) purchase or sell futures contracts, (ii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts, (iii) write or invest in put or call options on securities and indexes, and (iv) engage in foreign currency transactions.  (The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Growth Opportunities Fund’s Adviser, to save brokerage costs on average prices among them is not deemed to result in a securities trading account.);

2.
Acquire Illiquid Securities if, as a result of such investment, more than 5% of the Fund’s net assets (taken at market value at the time of each investment) would be invested in Illiquid Securities; and

3.	Engage in any short sales.

The International Fund may not:

1.	Purchase or sell commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments; and

2.
Purchase or hold Illiquid Securities (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 10% of its net assets would be invested in Illiquid Securities.

If any percentage restriction described above (and in the Prospectus), except with respect to the limitation on borrowing, is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of such restriction.  However, should a change in net asset value or other external events cause a Fund’s investment in Illiquid Securities to exceed such Fund’s limit on its investments in such securities, that Fund will act to cause the aggregate amount of Illiquid Securities to come within such limit as soon as reasonably practicable.  In such an event, however, a Fund would not be required to liquidate any portfolio securities where such Fund would suffer a loss on the sale of such securities.

The International Fund has adopted a policy to invest at least 80% of its assets in equity securities.  The International Fund will notify Shareholders 60 days prior to any change to this policy.

Portfolio Turnover

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition were one year or less.  The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares.  Portfolio turnover will not be a limiting factor in making investment decisions.

For the fiscal year ended March 31, 2010, the International Fund’s portfolio turnover rate was 126% of the average value of the portfolio.  This turnover rate was the result of a change in the portfolio managers and a philosophical shift of the investment focus of the International Fund.  This is not an indication of what the portfolio turnover rate for the International Fund will be in the future.

NET ASSET VALUE

As indicated in the Prospectus, the net asset value (“NAV”) of each Fund is determined and the Shares of each Fund are priced each business day at the regularly scheduled close of trading on the New York Stock Exchange (“NYSE”) (typically 4 p.m. Eastern Time), or as of the close of the business day, whichever time is earlier.  Currently, the following holidays are observed by the Funds:  New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Each Fund calculates its NAV as follows:

NAV= (Value of Fund Assets) — (Fund Liabilities)
Number of Outstanding Shares

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Securities that are listed or traded on a stock exchange or the NASDAQ or National Market System (“NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for The Financial Industry Regulatory Authority (“FINRA”) traded securities).  Where quotations are not readily available or are deemed unreliable, the Funds’ investments are valued at fair value as determined by management in good faith usingmethods approved by the Directors.  Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Directors subject to review and determination of the appropriate price by the Company, whenever a furnished price is significantly different from the previous day’s furnished price.  Securities which will mature in 60 days or less are valued at amortized cost, which under normal market conditions approximates market value.  In making such valuations, the pricing service utilizes dealer-supplied valuations which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.  Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Directors.  Futures contracts are normally valued at the settlement price on the exchange on which they are traded.  Fund securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

Generally, trading in foreign securities, as well as U.S. government securities and certain cash equivalents and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE.  The values of such securities used in computing the net asset value of the Shares of the Funds are determined as of such times.  Prices of foreign securities denominated in foreign currency will be converted into U.S. dollar equivalents using the daily rate of exchange at the time of NAV calculation.  Occasionally, events affecting the value of securities may occur between the times at which they are determined and at the close of the NYSE, which will not be reflected in the computation of NAV.  If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by management in good faith using methods approved by the Directors.

For purposes of determining the NAV per Share of each Fund, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars furnished by a pricing service approved by the Directors.

A Fund’s NAV per share will be calculated separately from the per Share NAV of the other Funds of the Company.  “Assets belonging to” a Fund consist of the consideration received upon the issuance of Shares of the particular Fund together with all net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular Fund.  Each Fund will be charged with the direct liabilities of that Fund and with a share of the general liabilities of all of the Company’s Funds.

ADDITIONAL PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION

Purchases.  Shares of the Funds are sold on a continuous basis by the Funds’ distributor, Northern Lights Distributors, LLC (the “Distributor”), and the Shares may be purchased either directly from the Funds or through banks or certain other institutions.  Investors purchasing Shares of the Funds may include officers, Directors, or employees of the Advisers or their correspondent or affiliated banks.

Customers of First National Bank of Omaha (“First National”) or its correspondent or affiliated banks (collectively, the “Banks”) may purchase Shares in connection with the requirements of their qualified accounts maintained at the Banks.

Shares of the Funds purchased through the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the Banks.  With respect to Shares of the Funds so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Company and to deliver federal funds for purchase on a timely basis.  Beneficial ownership of Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to their customers.  A Bank will exercise voting authority for those Shares for which it is granted authority by the customer.

The Banks and other institutions may impose particular customer account requirements in connection with investments in the Funds, such as minimum account size or minimum account thresholds above which excess cash balances may be invested in Fund Shares.  In addition, depending on the terms of the particular account used to purchase Shares of the Funds, the Banks or other institutions may impose charges against the account.  These charges could include asset allocation fees, account maintenance fees, sweep fees, compensatory balance requirements, transaction charges or other charges based upon account transactions, assets or income.  The charges will reduce the net return on an investment in a Fund.  Investors should contact their institutions with respect to

20

these fees and the particular institution’s procedures for purchasing or redeeming Shares.  The Prospectus and this SAI should be read in conjunction with any such information received from the Banks or the institutions.

Exchanges.  If Shares are purchased through a Bank or other institution, the Shares may be exchanged only in accordance with that account’s instructions and procedures.

Redemptions.  If a customer has agreed with a Bank to maintain a minimum balance in his or her account with the Bank, and the balance in that account falls below that minimum, the customer may be obligated to redeem, or the Bank may redeem on behalf of the customer, all or part of the customer’s Shares of a Fund to the extent necessary to maintain the required minimum balance.  The minimum balance required by any such Bank or other institution may be higher than the minimum required by the Company.

The Company’s transfer agent, DST Systems, Inc. (the “Transfer Agent”), reserves the right to reject any signature guarantee if:  (i) it has reason to believe that the signature is not genuine; (ii) it has reason to believe that the transaction would otherwise be improper; or (iii) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

The Company may suspend the right of redemption or postpone the date of payment for Shares of a Fund during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (ii) the NYSE is closed for other than customary weekend and holiday closings, (iii) the SEC has by order permitted such suspension, or (iv) an emergency exists as a result of which (a) disposal by the Company of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Company to determine the fair value of the Funds’ net assets.

MANAGEMENT OF THE COMPANY

Directors and Officers

Overall responsibility for management of the Company rests with its Board of Directors, which is elected by the Shareholders of the Company.  The Company will be managed by the Directors in accordance with the laws of Nebraska governing corporations.  The Board of Directors oversees all of the Funds.  Directors serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal.  The Directors elect the officers of the Company to supervise actively its day-to-day operations.

Information about the Directors and officers of the Company is set forth below:

Name, Address and Date of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Interested Director*
Michael Summers 1620 Dodge Street Omaha, NE 68197 Age: 45	Director/ President	Indefinite; Since 2007.	Chief Financial Officer of First National Nebraska, Inc. (financial services) (November 2006 to present); Chief Financial Officer, Transgenomic, Inc. (biotechnology) (August 2004 to November 2006).	8	None

Independent Directors
Robert A. Reed 1620 Dodge Street Omaha, NE 68197 Age: 70	Director	Indefinite; Since 1994.	President and Chief Executive Officer, Physicians Mutual Insurance Company and Physicians Life Insurance Company (1974 to present).	8	None
Gary D. Parker 1620 Dodge Street Omaha, NE 68197 Age: 65	Director	Indefinite; Since 2004.	Retired.	8	None

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Name, Address and Date of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Independent Directors (continued)
John J. McCartney 1620 Dodge Street Omaha, NE 68197 Age: 66	Director	Indefinite; Since 2010.	Retired. Executive Vice President and Chief Financial Officer, Zurich Insurance Group North America (August 2002 to June 2007); President and Chief Executive Officer, Empire Fire and Marine Insurance Companies (October 1993 to August 2002).	8	None

___________

*   As defined in the 1940 Act.  Mr. Summers is an interested Director because he is an officer of FNNI , which is the parent company of Tributary Capital Management, LLC (“Tributary”), the investment adviser for the Funds.

The following are the experiences, qualifications and skills of each of the Directors which led to the conclusion that they should serve as such.

Gary D. Parker.  Until his retirement in 2000, Mr. Parker served for a number of years as Chairman, President and CEO of Lindsay Manufacturing Co., a leading manufacturer of center pivot and lateral move irrigation systems, which is listed on the NYSE.  In his capacity as Chairman and CEO of a public company, Mr. Parker supervised business and financial matters of that company as a board member and executive responsible to public investors.  Mr. Parker’s breadth of managerial and executive leadership in public company corporate governance and public financial reporting are experiences directly applicable to Mr. Parker’s service as an Independent Director (as defined herein) on the Board of Directors.

Robert A. Reed.  Mr. Reed has served as President and Chief Executive Officer of Physicians Mutual Insurance Company and Physicians Life Insurance Company since 1974.  These regulated companies have combined assets of approximately $2.7 billion.  In his capacity as CEO, Mr. Reed supervises the investment and financial functions of the two insurance companies.  Mr. Reed’s extensive management experience, particularly his oversight responsibility with respect to regulatory matters, in these areas qualifies him to oversee the Funds’ investment advisers and sub-advisers and qualify him to serve as an Independent Director on the Board of Directors.

John J. McCartney.  Mr. McCartney was Executive Vice President and Chief Financial Officer of Zurich Insurance Group North America, a part of Zurich Financial Services, a global insurance-based financial services provider.  During Mr. McCartney’s time in this position, this Zurich unit grew from $9 billion to $16 billion in total assets.  Mr. McCartney’s responsibilities included significant emphasis on financial control, financial reporting, auditing, Sarbanes-Oxley compliance and implementation of a new governance process.  Mr. McCartney’s more than 30 years of broad management experience of financial services companies, including oversight of investment portfolios, and his responsibilities for financial controls and Sarbanes-Oxley compliance, demonstrate relevant experience applicable to his duties in overseeing the Funds’ operations and qualify him to serve as an Independent Director on the Board of Directors.

Michael Summers.  Mr. Summers is the Chief Financial Officer of FNNI and its lead, First National Bank of Omaha .  FNNI has approximately  $ 15 billion in managed assets, and  approximately 5,000  employees.  Prior to his service with FNNI, Mr. Summers served as Chief Financial Officer of Transgenomic, Inc., a public biotechnology company, from 2004 to November 2006.  Mr. Summers’ other career experience includes both operating management and financial management positions.  Mr. Summers is a Certified Public Accountant who began his career as a public accountant.  As FNNI is the direct or indirect parent of the Funds’ investment adviser and one of its sub-advisers, Mr. Summers is an “interested” Director, within the meaning of the 1940 Act.  Mr. Summers’ management and financial experience qualify him to serve on the Funds’ Board of Directors and as its Chairman.

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Other Executive Officers

Name, Address and Date of Birth of Executive Officers	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel W. Koors 225 West Wacker Drive Suite 1200 Chicago, Illinois 60606 Age: 40	Treasurer	Indefinite; Since December 2009.
Senior Vice President of Jackson National Asset Management, LLC (“JNAM”) and Jackson Fund Services (“JFS”), a division of JNAM, (2009 – present); Chief Financial Officer of JNAM and JFS (2007 – present); Vice President, Treasurer and Chief Financial Officer of investment companies advised by JNAM (2006 – present).  Formerly, Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (“Jackson”) (2006 – 2009); Vice President of JNAM and JFS (2007 – 2008); Assistant Treasurer of investment companies advised by JNAM (2006); Partner of Deloitte & Touche LLP (2003 – 2006).

Rodney L. Ruehle 4041 North High Street Suite 402 Columbus, Ohio 43214 Age: 42	Chief Compliance and Anti-Money Laundering Officer	Indefinite; Since December 2009.	Director, Beacon Hill Fund Services, Inc. (2008 – present). Formerly, Vice President, CCO Services, Citi Fund Services, Inc. (2004 – 2008).

Toni M. Bugni 225 West Wacker Drive Suite 1200 Chicago, Illinois 60606 Age: 37	Secretary	Indefinite; Since December 2009.	Director of Compliance of JNAM and JFS (2008 – present). Formerly, Compliance Manager of JNAM and JFS (2006 – 2008); Legal Assistant, MetLife Advisers, LLC (2004 – 2006).

Danielle A. Hernandez 225 West Wacker Drive Suite 1200 Chicago, Illinois 60606 Age: 30	Assistant Secretary	Indefinite; Since December 2009.
Senior Compliance Analyst of JNAM and JFS (2009 – present); Anti-Money Laundering Officer of investment companies advised by JNAM (2007 – present).  Formerly, Compliance Analyst of JNAM and JFS (2006 – 2009); Administrative Assistant of JNAM and JFS (2005 – 2006).

Board Structure

Throughout its existence, the relative size of the Company has been modest, as compared to many fund families.  This is primarily because traditionally the Funds have been almost exclusively marketed to customers of First National Bank of Omaha, and the Funds have not sought widespread distribution.  Because of the Funds’ smaller size, for a number of years the structure of its Board has been smaller than is typically used for larger scale fund families.  Presently, the Board has four Directors, three of whom are not “interested persons” (as defined in the 1940 Act) (the “Independent Directors”) of any of the Funds, the Funds’ respective A dvisers or the Funds’ various service providers.

Because of the Funds’ affiliation with FNNI and its related entities, the Funds have always had at least one Director who is affiliated with FNNI an arrangement which is quite common in the fund industry.  Presently, the Funds’ one interested Director meets the definition of “interested” under the 1940 Act because of his affiliation with FNNI and serves as the Board’s Chairman.  Given the relatively modest size of the Funds, the Company believes the Board’s structure comprised of 75% Independent Directors is appropriate, because the ratio of three Independent Directors to one interested Director provides the Independent Directors with a distinct ability to influence the Board’s agenda and actions.  A 75% majority of Independent Directors provides an appropriate level of oversight of conflicts of interest among the Funds’  A dvisers and the Funds when considering the terms of any advisory contracts, as well as nominating Directors to serve on the Board in the future.

Given the relatively modest size of the Company, the Board does not believe that more than four Directors are required at this time because the Board’s composition of four Directors is sufficiently capable of performing its duties to the Funds.  Should the size of the Funds materially increase or the Funds’ distribution strategies expand, the Board will re-evaluate the appropriateness of its size.  Furthermore, in light of the Funds’ size and the limited size of its Board, the Board does not presently consider diversity in its

23

nominees for Directors, but rather the Board focuses on each Director’s ability to contribute to the Board’s oversight of the Funds.  Accordingly, the Board has not adopted any policy requiring it or the Nominations Committee to specifically consider diversity when identifying Director nominees.

Moreover, because the Board has only three Independent Directors, the Funds do not believe that appointing a lead Independent Director would be particularly useful.  Instead, all decisions with affiliated persons, and all committee matters which should be decided by Independent Directors are determined by the three Independent Directors functioning as a committee, or as the only Independent Directors, as applicable.

The Board has formed the Audit Committee and the Nominations Committee, which are generally charged with determining the most important corporate governance matters, such as reviewing the Funds’ reported financial information and nominating new Directors for shareholder election.  Both of those Committees are comprised solely of the three Independent Directors.  Please see the description below regarding the specific responsibilities of those committees.

The Board’s role in overseeing the risks of the Funds begins with its duties imposed by it under both the 1940 Act and state corporate law—as the body which is charged with supervision of the Funds’ overall operations.  In addition to reviewing periodic reports provided to the Board from the Funds’ various service providers, the Board meets, usually in person, at least quarterly to discuss the Funds’ operations, performance, and other matters such as review of any compliance concerns, if any.  The Board has caused the Funds to engage with certain service providers which assist it in overseeing the Funds’ operations.  For example, the Funds’ co-administrators are primarily responsible for assuring that the Funds’ accounting is appropriately managed and the Funds’ internal operations are appropriately carried out, the Funds’ investment advisers are primarily responsible for implementing the Funds’ respective investment programs, and the Funds’ independent auditors are primarily responsible for conducting the annual audit of the Funds’ financial statements.  The Board oversees the activities of all of these service providers.

In addition, the Board’s committee structure further enables it to oversee the Funds’ risks.  The primary committee in this regard is the Audit Committee, which is comprised entirely of Independent Directors.  The Funds’ independent auditors must report their findings and conclusions respecting their annual audit of the Funds’ financial statements.  Furthermore, the Funds’ internal policies require service providers and other persons to report compliance and similar risk matters to the attention of the Audit Committee.

The Board has determined that its leadership structure is appropriate based on the size of the Funds, the Board’s current responsibilities, each of the Director’s ability to participate in the oversight of the Funds, and committee transparency.  As noted above, 75% of the Board is comprised of Independent Directors, and these Independent Directors serve on committees designed to facilitate the governance of the Funds and provide risk oversight.  Additionally, the Board believes that its existing Directors provide exceptional leadership and management experience to the Funds.

Fund Committees

The Board has established the following committees:

Audit Committee.  The Board’s Audit Committee is responsible for, among other things, reviewing and recommending to the Board the selection of the Funds’ independent registered public accounting firm, reviewing the scope of the proposed audits of the Funds, reviewing the results of the annual audits of the Fund’s financial statements with the independent registered public accounting firm and interacting with the Fund’s independent auditors on behalf of the full Board.  The Audit Committee currently consists of each of the Independent Directors.  The Audit Committee held three meetings during the fiscal year ended March 31, 2010.

Nominations Committee.  The Nominations Committee is responsible for screening and nominating candidates for election to the Board as Independent Directors of the Funds.  The Nominations Committee is comprised of the Independent Directors of the Company.  The Nominations Committee met one during the fiscal year ended March 31, 2010.  The Nominations Committee has adopted a Charter effective November 15, 2004.  The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Director candidates from other persons, including the Shareholders of the Funds.  Recommendations can be submitted to:  Tributary Funds, Inc., 1620 Dodge Street, Mail Stop 1071, Omaha, NE 68197, Attention:  Chairman, Nominations Committee.

In considering candidates for selection or nomination to the Board, the Nominations Committee will consider various factors, including a candidate’s education, professional experience (including experience in the insurance and mutual fund industries), the results of in-person meetings with the candidate, the views of management of the Advisers with respect to the candidate, the candidate’s other business and professional activities, and other factors that may be deemed relevant by the Nominations Committee.

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Fair Value Committee.  The Board has a standing Fair Value Committee that is composed of various representatives of the Company’s investment advisers and other service providers, as appointed by the Board.  The Fair Value Committee operates under procedures approved by the Board.  The principal responsibilities of the Fair Value Committee are to determine the fair value of securities for which current market quotations are not readily available.  The Fair Value Committee meets periodically, as necessary, and met six times during the fiscal year ended March 31, 2010.

The table below sets forth the amount of Shares beneficially owned by each Director in each Fund stated as one of the following dollar ranges:  None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.  The information below is provided as of December 31, 2009.

	Mr. Summers	Mr. Parker	Mr. Reed	Mr. McCartney
Short-Intermediate Fund	None	None	None	None
Income Fund	None	None	None	None
Balanced Fund	None	None	None	None
Core Equity Fund	None	None	None	None
Growth Opportunities Fund	None	None	None	None
Small Company Fund	None	None	None	None
International Fund	$1-$10,000	None	None	None
Large Cap Fund	None	None	None	None
All Funds in the Aggregate	None	None	None	None

As of July 23 , 2010, the Company’s officers and Directors, as a group, owned less than 1% of the Funds’ outstanding Shares.

The following table sets forth certain information concerning compensation paid by the Company to its Directors in the fiscal year ended March 31, 2010*.

Name and Position	Aggregate Compensation From Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Retirement Benefits	Total Compensation From Company
Interested Director
Michael Summers	$0	$0	$0	$0
President, Director

Independent Directors
Robert A. Reed	$9,000	$0	$0	$9,000
Director

Gary D. Parker	$9,000	$0	$0	$9,000
Director

*   John J. McCartney was not elected as a Director until May 3, 2010.

The officers of the Company receive no compensation directly from the Company for performing the duties of their offices.  The officers of the Company may, from time to time, serve as officers of other investment companies.  Jackson Fund Services (“JFS”), a division of Jackson National Asset Management, LLC, as the Funds’ Co-Administrator (as defined herein), receives fees from each of the Funds for acting as Co-Administrator.  Mr. Koors, Ms. Bugni, and Ms. Hernandez are employees of JFS , and as such , are compensated by JFS.  Beacon Hill Fund Services (“Beacon Hill”), provides the Funds with certain compliance services.  Mr. Ruehle is an employee of Beacon Hill, and as such, is compensated by Beacon Hill.

Proxy Voting Policies

The Company has delegated to its advisers and sub-advisers the authority to vote proxies relating to portfolio securities owned by the Funds.  The Board of Directors has reviewed and approved the policies and procedures that govern the voting of such proxies.  A complete copy of those policies and procedures is attached as Appendix B.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by writing to the Company at P.O. Box 219022, Kansas City, Missouri, 64141-6022, or by telephoning toll free (800) 662-4203, and on the SEC’s website at http://www.sec.gov.

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Investment Advisers and Sub-Advisers

Tributary provides investment advisory services to the Funds pursuant to the investment advisory agreement dated May 3, 2010 (the “Master Advisory Agreement”).  Tributary is a wholly-owned subsidiary of FNNI .

Prior to May 3, 2010, Tributary provided advisory services to the Growth Opportunities Fund and Balanced Fund pursuant to an advisory agreement dated February 14, 2005.   Prior to May 3, 2010, i nvestment advisory services were provided to the Short-Intermediate Fund, Income Fund, Core Equity Fund, Small Company Fund, International Fund and Large Cap Fund by FNB Fund Advisers (“FNB”), a division of First National, pursuant to the investment advisory agreement dated December 20, 1994 as amended December 5, 1995, June 4, 1996, February 14, 2005 and July 1, 2007 (the “FNB Advisory Agreement”).  First National is a wholly-owned subsidiary of FNNI.  First National provides a full range of financial services to its clients, with more than 75 years of experience in trust and investment management ; serves as custodian for certain Funds as more fully discussed under "Custodians" below; and previously served as co-administrator of the Funds as more fully discussed under "Co-Administrators" below .

Under the Master Advisory Agreement, Tributary has agreed to provide investment advisory services as described in the Prospectus of the Funds.  For the services provided and expenses assumed pursuant to the Master Advisory Agreement, the Funds, respectively, pay a fee equal to the lesser of (i) a fee computed daily and paid monthly, at the following annual rates of the average daily net assets of that Fund:

Fund	Fee Paid to Tributary
Short-Intermediate Fund	0.50%
Income Fund	0.60%
Balanced Fund	0.75%
Core Equity Fund	0.75%
Growth Opportunities Fund	0.75%
Small Company Fund	0.85%
International Fund	1.00%
Large Cap Fund	0.90%

or, (ii) such other fee as may be agreed upon from time to time in writing by the Company and an Adviser. Tributary may periodically voluntarily reduce all or a portion of its advisory fees with respect to any Fund, which reduction would increase the net income of that Fund available for distribution as dividends.

Investment sub-advisory services are provided to the Balanced Fund by First National Fund Advisers (“FNFA”) pursuant to the Investment Sub-Advisory Agreement dated May 4, 2010 (the “FNFA Sub-Advisory Agreement”).  FNFA is wholly-owned by First National Bank in  Fort Collins, which in turn is a wholly-owned subsidiary of FNNI.

Under the FNFA Sub-Advisory Agreement, FNFA has agreed to provide investment sub-advisory services for the Balanced Fund as described in the Prospectus.  For the services provided and expenses assumed pursuant to the FNFA Sub-Advisory Agreement, Tributary pays FNFA a fee equal to 0.375% of the average daily net assets of the Balanced Fund.  The fees paid by Tributary to FNFA are a portion of, and are not in addition to, the advisory fees paid by the Balanced Fund to Tributary as described above.

Investment sub-advisory services are provided to the International Fund by KBC Asset Management International Ltd. (“KBCAM”) pursuant to the Investment Sub-Advisory Agreement dated May 3, 2010 (the “KBCAM Sub-Advisory Agreement”).  KBCAM is wholly-owned by KBC Asset Management Limited, an investment management operation, which in turn is a wholly-owned subsidiary of KBC Asset Management N.V., a financial services group, which in turn is a wholly-owned subsidiary of KBC Bank N.V.

Under the KBCAM Sub-Advisory Agreement, KBCAM has agreed to provide investment sub-advisory services for the International Fund as described in the Prospectus.  For the services provided and expenses assumed pursuant to the KBCAM Sub-Advisory Agreement, Tributary pays KBCAM a fee equal to 0.50% of the average daily net assets of the International Fund.  The fees paid by Tributary to KBCAM are a portion of, and are not in addition to, the advisory fees paid by the International Fund to Tributary as described above.

Investment sub-advisory services are provided to the Large Cap Fund by Riverbridge Partners, LLC (“Riverbridge,” together with KBCAM, FNFA and Tributary, the “Advisers”), pursuant to the Investment Sub-Advisory Agreement between Tributary and Riverbridge effective May 3, 2010 (the “Riverbridge Sub-Advisory Agreement,” collectively with the FNFA Sub-Advisory Agreement, the KBCAM Sub-Advisory Agreement and the Master Advisory Agreement, the “Advisory Agreements”).

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Under the Riverbridge Sub-Advisory Agreement, Riverbridge has agreed to provide investment sub-advisory services for the Large Cap Fund as described in the Prospectus.  For the services provided and expenses assumed pursuant to the Riverbridge Sub-Advisory Agreement, Tributary pays Riverbridge a fee computed daily and paid quarterly, at the annual rate of 0.45% of the average daily net assets of the Large Cap Fund.  The fees paid by Tributary to Riverbridge are a portion of, and are not in addition to, the advisory fees paid by the Large Cap Fund to Tributary as described above.

Set forth below are the gross advisory fees, fee waivers, and net advisory fees for FNB for the three previous fiscal years ended March 31*:

Fiscal Year Ended March 31, 2008:

Fund	Gross Advisory fees	Fee Waivers	Net Advisory fees
Short-Intermediate Fund	$236,248	$137,024	$99,224
Income Fund	$362,997	$314,598	$48,399
Core Equity Fund	$784,346	$156,870	$627,476
Small Company Fund	$369,300	$65,171	$304,129
International Fund	$979,522	$244,883	$734,639
Large Cap Fund	$74,177	$38,382	$35,795

Fiscal Year Ended March 31, 2009:

Fund	Gross Advisory fees	Fee Waivers	Net Advisory fees
Short-Intermediate Fund	$242,242	$140,500	$101,742
Income Fund	$323,752	$280,586	$43,166
Core Equity Fund	$624,405	$124,883	$499,522
Small Company Fund	$318,691	$56,240	$262,451
International Fund	$725,972	$181,494	$544,478
Large Cap Fund	$219,965	$134,423	$85,542

Fiscal Year Ended March 31, 2010

Fund	Gross Advisory fees	Fee Waivers	Net Advisory fees
Short-Intermediate Fund	$307,478	$178,337	$129,141
Income Fund	$345,145	$279,558	$65,587
Core Equity Fund	$711,167	$142,234	$568,933
Small Company Fund	$437,512	$77,208	$360,304
International Fund	$919,235	$196,591	$722,644
Large Cap Fund	$593,572	$194,299	$399,273

*   As of March 31, 2010, the Institutional Plus Class was not offered for any of the Funds and is not reflected in the tables above.

Set forth below are the advisory fees, net of fee waivers, Tributary earned for the three previous fiscal periods ended March 31*:

Fiscal Year Ended March 31, 2008:

Fund	Gross Advisory fees	Fee Waivers	Net Advisory fees
Growth Opportunities Fund	$543,529	$108,707	$434,822
Balanced Fund	$253,163	$50,633	$202,530

Fiscal Year Ended March 31, 2009:

Fund	Gross Advisory fees	Fee Waivers	Net Advisory fees
Growth Opportunities Fund	$422,724	$84,546	$338,178
Balanced Fund	$202,095	$40,420	$161,675

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Fiscal Year Ended March 31, 2010

Fund	Gross Advisory fees	Fee Waivers	Net Advisory fees
Growth Opportunities Fund	$420,989	$84,198	$336,791
Balanced Fund	$192,253	$38,451	$153,802

*   As of March 31, 2010, the Institutional Plus Class was not offered for any of the Funds and is not reflected in the tables above.

Unless otherwise terminated, after an initial two-year period, the Advisory Agreements remain in effect from year to year for successive annual periods ending on June 30 if, as to each Fund, such continuance is approved at least annually by the Company’s Board of Directors or by vote of a majority of the outstanding Shares of that Fund (as defined under “ADDITIONAL INFORMATION” below), and a majority of the Directors who are not parties to the particular Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Advisory Agreement by votes cast in person at a meeting called for such purpose.  The Advisory Agreements are terminable as to a Fund at any time on 60 days’ written notice without penalty by the Directors, by vote of a majority of the outstanding Shares of that Fund, or by the Advisers.  The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

The Advisory Agreements provide that the Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with their respective performance of the Advisory Agreements, except a loss resulting from a breach of fiduciary duty respecting their receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of an Adviser in the performance of its duties, or from reckless disregard by an Adviser of its duties and obligations thereunder.

Charles Schwab & Co., Inc. (“Schwab”) provides services to the Growth Opportunities Fund and Balanced Fund pursuant to a Services Agreement dated April 17, 2006 between Schwab, the Company and Tributary, and pursuant to an Operating Agreement dated April 17, 2006 between Schwab and the Company (collectively the “Schwab Agreements”).  Under the Schwab Agreements, Schwab has agreed to provide the Growth Opportunities Fund and Balanced Fund services in connection with such Funds’ participation in Schwab’s Mutual Fund Marketplace, including record maintenance, shareholder communication and related services.  For the services provided pursuant to the Schwab Agreements, the Company and Tributary pay Schwab a fee computed daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of the Shares of the Growth Opportunities Fund and Balanced Fund held in Schwab’s customers’ accounts, subject to a minimum charge.  Under a Fee Apportionment Agreement dated July 20, 2007 between the Company and Tributary, the Company has agreed to pay 62.5% of such fee, and Tributary has agreed to pay 37.5%, provided that in no event will the Company pay more than 0.25% the average daily net assets of the Shares of the Growth Opportunities Fund and Balanced Fund held in Schwab’s customers’ accounts for such services.

National Financial Services (“NFS”) and Fidelity Brokerage Services, LLC (“FBS” and, together with NFS, “Fidelity”) provide services to the Company pursuant to a Services Agreement dated August 1, 2009 between NFS, the Company and Tributary, and pursuant to an Amendment to the Services Agreement dated May 3, 2010 between NFS, FBS, Tributary and the Distributor (collectively, the “Fidelity Agreements”).  Under the Fidelity Agreements, Fidelity has agreed to provide the Company services in connection with the Funds’ participation in Fidelity’s platform, including record maintenance, shareholder communication and related services.  For the services provided pursuant to the Fidelity Agreements, the Company and Tributary pay Fidelity a fee computed daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of the Shares of the Funds held in Fidelity’s customers’ accounts, to be subject to a minimum charge after one year.  Under a Fee Apportionment Agreement dated May 3 , 2010 between the Company, Tributary, Riverbridge, KBC and FNFA, the Company has agreed to pay 62.5% of such fee, and Tributary has agreed to pay 37.5% of such fee, provided that in no event will the Company pay more than 0.25% of the average daily net assets of the Shares of the Funds held in Fidelity’s customers’ accounts for such services.  Where appropriate, the sub-adviser will pay for 50% of the fee that Tributary owes based on the assets held in the Funds they sub-advise.

Portfolio Transactions

Pursuant to the Advisory Agreements, the Advisers determine, subject to the general supervision of the Board of Directors and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers to execute such Fund’s portfolio transactions.  Purchases and sales of fixed income debt securities acquired for the Short-Intermediate Fund, the Income Fund  and the Balanced Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities.  Purchases from underwriters of other portfolio securities for the Funds generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price.  Transactions on stock

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exchanges involve the payment of negotiated brokerage commissions.  Transactions in the over-the-counter market may take the form of principal transactions with dealers, or may involve the payment of negotiated brokerage commissions.

While the Advisers generally seek competitive commissions, the Company may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above.  For the three previous fiscal years ending March 31, the Funds paid the following brokerage commissions on their respective total transactions:

Fiscal Period Ended March 31, 2008:

Fund	Brokerage Commissions	Total Transactions
Balanced Fund	$49,477	$32,086,395
Core Equity Fund	$89,865	$65,134,426
Growth Opportunities Fund	$101,544	$95,822,732
Small Company Fund	$43,332	$24,385,378
International Fund	$100,689	$145,354,996
Large Cap Fund	$35,167	$26,448,818

Fiscal Period Ended March 31, 2009:

Fund	Brokerage Commissions	Total Transactions
Balanced Fund	$34,025	$22,490,758
Core Equity Fund	$95,121	$51,128,717
Growth Opportunities Fund	$89,624	$64,812,189
Small Company Fund	$61,452	$26,821,796
International Fund	$54,573	$101,379,073
Large Cap Fund	$40,364	$22,848,086

Fiscal Period Ended March 31, 2010:
Fund	Brokerage Commissions	Total Transactions
Balanced Fund	$28,727	$22,758,683
Core Equity Fund	$73,765	$52,054,626
Growth Opportunities Fund	$74,246	$57,388,221
Small Company Fund	$85,812	$38,245,504
International Fund	$70,933	$233,580,940
Large Cap Fund	$87,816	$45,856,663

The decrease in the brokerage commissions paid by the International Fund from the fiscal year ended March 31, 2008 to the fiscal year ended March 31, 2009 is the result of the high level of cash flow into and out of the International Fund during the fiscal year ended March 31, 2008.  This unusual surge of inflows caused an increase in portfolio transactions and the commissions paid that year.  The increase in the brokerage commissions paid by the International Fund from the fiscal year ended March 31, 2009 to the fiscal year ended March 31, 2010 is the result of a high trade volume required to implement the philosophical shift of the investment focus of the International Fund in November 2009.

  Brokerage with Fund Affiliates.  A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisers, or the Distributor for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC.  Under the 1940 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for a Fund if written procedures are in effect expressly permitting the affiliate to receive and retain such compensation.  These rules further require that commissions paid to an affiliate by a Fund for exchange transactions not exceed “usual and customary” brokerage commissions.

For the fiscal years ended March 31, 2010, March 31, 2009, and March 31, 2008, the Funds did not execute brokerage or other agency transactions with affiliated brokers.

Allocation of Transactions.  Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Advisers in their best judgment and in a manner deemed fair and reasonable to Fund Shareholders.  The primary consideration is prompt execution of orders in an effective manner at the most favorable price.  Subject to this consideration, brokers and dealers who provide supplemental investment research to the Advisers may receive orders for transactions on behalf of the Funds.  Information so received is in addition to and not in lieu of services required to be performed by the Advisers and does not reduce the advisory fees

29

payable to the Advisers by the Funds.  Such information may be useful to the Advisers in serving a Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their obligations to each of the Funds.  The Advisers may authorize a Fund to pay a commission in excess of the commission another broker-dealer would have charged if the Advisers determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed either in terms of that particular transaction or the Advisers’ overall responsibilities to the accounts they manage.

During the fiscal year ended March 31, 2010, the Funds did not place brokerage transactions with brokers because of agreements or understandings to provide research services .

Investment decisions for each Fund are made independently from those for the other Funds of the Company, any other investment company or account managed by the Advisers.  Any such other fund, investment company or account may also invest in the same securities as the Company.  When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Advisers believe to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.  To the extent permitted by law, the Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other investment companies or accounts in order to obtain best execution.  As provided by the Advisory Agreements, in making investment recommendations for each of the Funds, the Advisers will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Company is a customer of the Advisers, their parent or subsidiaries or affiliates and, in dealing with its customers, the Advisers, their parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

Securities of Broker-Dealers.  During the fiscal year ended March 31, 2010, the Funds acquired certain securities of certain of the Funds’ regular broker-dealers or parents of such broker-dealers.  The aggregate holdings of the Fund of those brokers or dealers as of March 31, 2010 (amounts in thousands) were as follows:

Broker-Dealer	Fund	Market Value (Nearest Thousand)
Citigroup Global Markets Inc.	Short-Intermediate Fund	$1,143
	Income Fund	$1,622
Goldman Sachs & Co.	Short-Intermediate Fund	$2,622
	Income Fund	$1,841
	Core Equity Fund	$6,200
	Growth Opportunities Fund	$1,194
	Small Company Fund	$2,675
	Large Cap Fund	$1,831
JPMorgan Chase & Co.	Short-Intermediate Fund	$662
	Income Fund	$358
	Core Equity Fund	$2,989
Morgan Stanley Securities, Inc.	Short-Intermediate Fund	$669
	Income Fund	$357
Stifel Financial Corp.	Balanced Fund	$323
	Growth Opportunities Fund	$1,075

Portfolio Holdings

Portfolio holdings information for the Funds is made available more frequently and prior to its public availability (“non-standard disclosure”) to:

(1)
the Funds’ service providers (including the Funds’ Custodian, Co-Administrators, fund accountant, financing agents, pricing services and certain others (such as auditors, legal counsel, proxy voting services and securities lending agents) necessary for the Funds’ day-to-day operations) (the “Service Providers”); and

(2)
certain non-service providers, including ratings agencies and other qualified financial professionals (such as Lipper Analytical Services, Moody’s, Morningstar, Standard & Poor’s Rating Service and Thomson Financial), for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation (the “Non-Service Providers”).  Generally, if provided, such information will be provided to Non-Service Providers on a monthly and quarterly basis with a five-to-fifteen day lag.

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Service providers include, but are not limited to, administrators, auditors, attorneys, custodians, pricing vendors and proxy voting services.  Such holdings are released under conditions of confidentiality.  “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions.

Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:

(1)
the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling Shares of the Funds before the portfolio holdings or results of the analysis become public information; and

(2)
the recipient is subject to a duty of confidentiality or written confidentiality agreement.  Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Funds’ disclosure policies; or

(3)	the recipient provides assurances of its duty of confidentially, which may include such means as certification as to its policies’ adequacy to protect the information that is disclosed.

Neither the Funds nor any Service Provider may disclose material information about the Funds’ holdings, trading strategies implemented or to be implemented in the Funds or about pending transactions in the Funds to other third parties, except that information about portfolio holdings may be made available to such third parties:

(1)	by providing a copy of the Fund’s latest annual or semi-annual report or the Fund’s latest Form N-Q,

(2)	in marketing materials, provided the portfolio holdings disclosed in the materials are at least 15 days old, or

(3)
when the Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement or the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed.

Such disclosures must be authorized by the Funds’ President or Treasurer and will be reported periodically to the Board.  In no event will such information be disclosed for compensation.

Each Fund’s portfolio holdings disclosure policy is subject to periodic review by the Board of Directors.  In order to help ensure that each Fund’s portfolio holdings disclosure policy is in the best interests of Fund Shareholders as determined by the Board, the Funds’ Chief Compliance Officer (“CCO”) provides an annual report to the Board on such disclosure.  Any conflict identified between the interests of Fund Shareholders and those of an Adviser, principal underwriter or any affiliate of the Fund, an Adviser or principal underwriter by a Fund resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

Portfolio Managers

Randall Greer, Mark A. Wynegar and Michael L. Johnson of Tributary have responsibility for managing the Small Company Fund; Mr. Greer and Christopher P. Sullivan of Tributary are responsible for managing the Core Equity Fund; Ron Horner, Travis J. Nordstrom and Mary Anne Mullen of Tributary share responsibility for managing the Short-Intermediate Fund and the Income Fund; Gareth Maher, Tom Mermuys, Ian Madden and James Collery of KBCAM are responsible for managing the International Fund, Kurt Spieler and John Harris of FNFA share responsibility for managing the Balanced Fund;  David C. Jordan and Charles Lauber of Tributary share responsibility for managing the Growth Opportunities Fund; and Mark Thompson, Phil Dobrzynski, Dana Feick, and Rick Moulton, all of Riverbridge, share responsibility for managing the Large Cap Fund.

Other Accounts Managed.  Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager.  The following table provides certain information, as of March 31, 2010, regarding these other accounts.

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Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Randall Greer Registered investment companies Other pooled investment vehicles Other accounts	0 0 1	0 0 $10.7M	0 0 0	0 0 0

Mark A. Wynegar Registered investment companies Other pooled investment vehicles Other accounts	0 0 64	0 0 $69.3M	0 0 0	0 0 0

Christopher P. Sullivan Registered investment companies Other pooled investment vehicles Other accounts	0 0 0	0 0 0	0 0 0	0 0 0

Michael L. Johnson Registered investment companies Other pooled investment vehicles Other accounts	0 0 0	0 0 0	0 0 0	0 0 0

Mary Anne Mullen Registered investment companies Other pooled investment vehicles Other accounts	0 0 37	0 0 $475M	0 0 0	0 0 0

Travis J. Nordstrom Registered investment companies	0	0	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	37	$475M	0	0

Ronald Horner Registered investment companies	0	0	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	37	$475M	0	0

Gareth Maher Registered investment companies Other pooled investment vehicles Other accounts	0 0 5	0 0 $1.475M	0 0 0	0 0 0
Tom Mermuys Registered investment companies Other pooled investment vehicles Other accounts	0 0 5	0 0 1.475M	0 0 0	0 0 0

Ian Madden Registered investment companies Other pooled investment vehicles Other accounts	0 0 5	0 0 1.475M	0 0 0	0 0 0

James Collery Registered investment companies Other pooled investment vehicles Other accounts	0 0 5	0 0 1.475M	0 0 0	0 0 0

Kurt Spieler Registered investment companies Other pooled investment vehicles Other accounts	0 0 197	0 0 $153M	0 0 0	0 0 0

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Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
John Harris Registered investment companies Other pooled investment vehicles Other accounts	0 0 94	0 0 $69.1M	0 0 0	0 0 0

David C. Jordan Registered investment companies Other pooled investment vehicles Other accounts	0 0 65	0 0 $137M	0 0 0	0 0 0

Charles Lauber Registered investment companies Other pooled investment vehicles Other accounts	0 0 4	0 0 $372,000	0 0 0	0 0 0

Mark Thompson* Registered investment companies	4	$208.1M	0	0
Other pooled investment vehicles	5	$101.1M	0	0
Other accounts	140	$1603.3M	3	$4.4M

Phil Dobrzynski* Registered investment companies	4	$208.1M	0	0
Other pooled investment vehicles	5	$101.1M	0	0
Other accounts	140	$1603.3M	3	$4.4M

Dana Feick* Registered investment companies	4	$208.1M	0	0
Other pooled investment vehicles	5	$101.1M	0	0
Other accounts	140	$1603.3M	3	$4.4M

Rick Moulton* Registered investment companies	4	$208.1M	0	0
Other pooled investment vehicles	5	$101.1M	0	0
Other accounts	140	$1603.3M	3	$4.4M
____________

*	All Riverbridge accounts are team managed.

Conflicts of Interests.  When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another.  Generally, the risks of such conflicts of interests are increased to the extent that the portfolio manager has a financial incentive to favor one account over another.  The Company does not believe that any material conflicts are likely to arise out of these portfolio managers’ oversight of the other accounts.  Those accounts are generally managed relative to different benchmarks and different investment policies which can result in performance variations, but none reported a conflict of interest in investment strategy, asset allocation, or in any other manner.  In addition, the Advisers have policies and procedures, enforced by the Advisers’ respective compliance departments, designed to address potential conflicts of interest relating to the allocation of investment opportunities by its managers.  Further, the Funds’ and the Advisers’ respective Codes address potential conflicts of interest and require “access persons” to obtain pre-clearance before acquiring beneficial ownership of Fund portfolio securities issued pursuant to an initial public offering or a limited offering.
Compensation—Tributary.  Each Tributary portfolio manager receives a fixed salary based upon experience and prevailing compensation levels in the market.  Participation in Tributary’s defined contribution (401(k)) plan is voluntary.  Each Tributary portfolio manager is eligible to receive a bonus.  Bonuses are paid yearly and are calculated as a percentage of base salary and are dependent upon Fund pre-tax performance versus that Fund’s benchmark.

Compensation—FNFA.  The compensation program is a combination of base salary and a performance bonus.  The percentage of each piece of the compensation program varies by investment professional.  In terms of the base salary and performance bonus, approximately 70% percent of the compensation is salary with the remaining 30% percent based on relative investment performance.  The investment performance portion is based on a rolling one-year (50%) and three-year (50%) relative performance versus the

33

respective peer group.  For the Balanced Fund, the peer group is the Morningstar Moderate Allocation Category.  The performance bonus payout is based on a sliding scale with 0% for average performance and a maximum payout at top twentieth percentile performance.  The compensation program is not based on the value of assets in the Balanced Fund.

Compensation—Riverbridge.  Riverbridge has three levels of compensation for its investment team members.  Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility.  The second level of compensation consists of bonuses which are predicated on the overall performance of the firm and investment team members’ individual contributions to the team.  Riverbridge’s Chief Investment Officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years.  Evaluation factors include but are not limited to the performance of the fund and other accounts managed relative to expectations for how those funds should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period.  Fund performance, on a pre-tax basis, is measured against the S&P 500, Russell 1000 Growth and Russell 1000 indices; however, fund and Riverbridge composite performance is not based on the value of assets held in the portfolio strategy, but rather rates of return.  Additional factors considered include quality of research conducted, contributions made to the overall betterment of the investment team and contribution to the betterment of the firm.  The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above.  The third level of compensation is ownership in the firm.  Additionally, Riverbridge has also adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum allowable by law.  Generally, all employees are eligible to participate in the plan.  Riverbridge matches annually the employee’s contribution in the amount equal to 100% of the first 3% of each employee’s contribution and 50% of the next 2%.

Compensation—KBCAM.  KBCAM provides its portfolio managers a bonus which is based upon the performance of funds managed, and it also encourages its employees to participate in equity ownership of its corporate parent through various share incentive programs offered by the parent.  In addition, KBCAM provides a plan by which its employees share in its profits, with amounts determined with reference to the employee’s performance.  Last, KBCAM provides certain key executives a long-term “phantom” stock option incentive plan which rewards such persons for KBCAM’s and its owner’s performances.

Ownership of Fund Shares.  The table below sets forth, as of March 31, 2010, the dollar range of Shares beneficially owned by each portfolio manager in each Fund(s) for which he or she serves as portfolio manager, in one of the following ranges:  None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	DOLLAR RANGE
Randall Greer	Core Equity Fund Small Company Fund	Over $1,000,000 Over $1,000,000
Mark A. Wynegar	Core Equity Fund Small Company Fund	$100,001-$500,000 $50,001-$100,000
Christopher P. Sullivan	Core Equity Fund Small Company Fund	$10,001-$50,000 $10,001-$50,000
Michael L. Johnson	Core Equity Fund Small Company Fund	$50,001-$100,000 $50,001-$100,000
Mary Anne Mullen	Short-Intermediate Fund Income Fund	$1-$10,000 None
Travis J. Nordstrom	Short-Intermediate Fund Income Fund	$10,001-$50,000 $1-$10,000

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PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	DOLLAR RANGE
John Harris	Growth Opportunities Fund	$1-$10,000
David C. Jordan	Balanced Fund Growth Opportunities Fund	$100,001-$500,000 $1-$10,000
Charles Lauber	Growth Opportunities Fund	$10,001-$50,000
Mark Thompson	Large Cap Fund	None
Phil Dobrzynski	Large Cap Fund	None
Dana Feick	Large Cap Fund	None
Rick Moulton	Large Cap Fund	None

Co-Administrators

Effective May 3, 2010, the Company appointed Tributary (along with JFS, the “Co-Administrators”) to serve as co-administrator to each Fund pursuant to the Co-Administration Agreement between the Company and Tributary dated May 3, 2010 (the “Tributary Co-Administration Agreement”).  Under the Tributary Co-Administration Agreement, Tributary has agreed to assist in the supervision of all aspects of the operations of the Funds except those performed by the Distributor, Transfer Agent, accountant, and Advisers of the Funds; serve as on-site liaison between the Company and the other service providers; furnish statistical and research data; assist in the preparation of compliance filings required under state securities laws; assist in the preparation, mailing, and filing of the Funds’ annual and semi-annual reports to Shareholders; assist in the preparation and distribution of proxy statements and related documents; and provide support for meetings of the Board of Directors of the Company.  As of the date of the end of the last fiscal year, no fees have been paid to Tributary as a Co-Administrator.

Previous to Tributary’s appointment as Co-Administrator, First National served as co-administrator to each Fund pursuant to an pursuant to a Co-Administration Agreement between the Company and First National dated October 1, 2006 (the “First National Co-Administration Agreement”).  Under the First National Co-Administration Agreement, First National assisted in the supervision of all

35

aspects of the operations of the Funds except those performed by the Distributor, Transfer Agent, accountant, and Advisers of the Funds; served as on-site liaison between the Company and the other service providers; furnished statistical and research data; assisted in the preparation of compliance filings required under state securities laws; assisted in the preparation, mailing, and filing of the Funds’ annual and semi-annual reports to Shareholders; assisted in the preparation and distribution of proxy statements and related documents; and provided support for meetings of the Board of Directors of the Company.

The following table shows the administration fees paid to First National during the last three fiscal years:

FEES PAID TO FIRST NATIONAL AS CO-ADMINISTRATOR*

Fund	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2010
Short-Intermediate Fund	$33,075	$33,914	$43,047
Income Fund	$42,350	$37,772	$ 40,266
Balanced Fund	$23,629	$18,862	$17,944
Core Equity Fund	$73,206	$58,278	$66,375
Growth Opportunities Fund	$50,729	$39,454	$39,292
Small Company Fund	$30,413	$26,245	$ 36,029
International Fund	$68,567	$50,819	$ 64,345
Large Cap Fund	$5,914	$17,238	$46,166
*           No administration fees were waived by First National during the last three fiscal years.

Effective December 18, 2009, JFS, located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, was appointed by the Company to serve as co-administrator to each Fund pursuant to the Fund Accounting and Co-Administration Services Agreement between the Company and JFS dated December 18, 2009 (the “JFS Co-Administration Agreement”).  Under the JFS Co-Administration Agreement, JFS provides mutual fund accounting, administrative, recordkeeping, tax-related, certain compliance, and other reporting services for the Funds.  The following table shows the administration fees paid to JFS since the appointment of JFS as Co-Administrator:

FEES PAID TO JFS AS CO-ADMINISTRATOR*

Fund	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2010
Short-Intermediate Fund	-	-	$18,305
Income Fund	-	-	$15,760
Balanced Fund	-	-	$6,882
Core Equity Fund	-	-	$23,642
Growth Opportunities Fund	-	-	$14,508
Small Company Fund	-	-	$ 13,397
International Fund	-	-	$ 24,351
Large Cap Fund	-	-	$17,084
*           No administration fees were waived by JFS during the last three fiscal years.

Previous to JFS’ appointment as Co-Administrator, Citi Fund Services Ohio, Inc. (“CFSO”), located at 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, served as co-administrator to each Fund pursuant to the Amended and Restated Co-Administration Agreement between CFSO and the Company dated February 13, 2008 and effective as of October 1, 2007 (the “CFSO Co-Administration Agreement”).  Under the CFSO Co-Administration Agreement, CFSO provided mutual fund accounting, administrative, recordkeeping, tax-related, certain compliance, and other reporting services for the Funds.

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The following table shows the total administration fees paid to CFSO during the last three fiscal years:

FEES PAID TO CFSO AS CO-ADMINISTRATOR*

Fund	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2010
Short-Intermediate Fund	$37,800	$38,579	$34,892
Income Fund	$48,400	$43,167	$34,172
Balanced Fund	$27,004	$21,557	$14,809
Core Equity Fund	$83,664	$66,604	$54,495
Growth Opportunities Fund	$57,944	$45,091	$31,734
Small Company Fund	$34,758	$29,995	$29,033
International Fund	$78,362	$58,078	$52,380
Large Cap Fund *	$7,113	$19,038	$37,287
*           No administration fees were waived by CFSO during the last three fiscal years.

Compliance Services

Beacon Hill, located at 4041 North High Street, Suite 402, Columbus, Ohio, 43214, provides certain compliance services to the Funds pursuant to the Compliance Services Agreement dated December 21, 2009 (the “Compliance Agreement”).  Under the Compliance Agreement, Beacon Hill designates one of its employees to serve as the Funds’ Chief Compliance Officer and Anti-Money Laundering Officer.  As compensation for providing such services under the Compliance Agreement, the Company pays Beacon Hill an annual fee of $85,000. The fees paid for the fiscal year ended March 31, 2010 was $25,910.

Previous to Beacon Hill’s appointment, CFSO provided compliance services to the Company pursuant to the Amended and Restated Compliance Services Agreement dated February 13, 2008 and effective as of October 1, 2007 (the “CFSO Compliance Agreement”).  Under the CFSO Compliance Agreement, CFSO designated one of its employees to serve as the Company’s CCO, designated one of its employees to serve as the Company’s anti-money laundering officer, assisted the Company in developing and implementing a compliance program, and otherwise assisted in preparing reports to the Board in connection with compliance review.  As compensation for providing such services under the CFSO Compliance Agreement, the Company paid CFSO an annual fee of $100,000, adjusted annually by the percentage increase in consumer prices for services.  The annual fee paid for the fiscal year ended March 31, 2010 was $75,959.

Expenses

The Master Advisory Agreement provides that if total expenses borne by any of the Funds in any fiscal year exceed expense limitations imposed by applicable state securities regulations, Tributary will reimburse that Fund by the amount of such excess in proportion to its respective fees.  As of the date of this SAI, the Funds are not aware of any state-imposed expense limitation applicable to the Funds.  Fees imposed upon customer accounts by Tributary or its affiliated or correspondent banks for cash management services are not included within Fund expenses for purposes of any such expense limitation.

The Advisers and JFS each bear all expenses in connection with their respective performance of their services as investment advisers and Co-Administrator, respectively, other than the cost of securities (including brokerage commissions, and issue and transfer taxes, if any) purchased for a Fund.  Each Fund will bear the following expenses relating to its operations:  organizational expenses; taxes; interest; any brokerage fees and commissions; fees and expenses of the Directors of the Company; SEC fees; state securities qualification fees; costs of preparing and printing Prospectuses for regulatory purposes and for distribution to its current Shareholders; outside auditing and legal expenses; advisory and administration fees; fees and out-of-pocket expenses of the Co-Administrators, Custodian and Transfer Agent; costs for independent pricing service; certain insurance premiums; costs of maintenance of the Company’s existence; costs of Shareholders’ and Directors’ reports and meetings; distribution expenses incurred pursuant to the Distribution and Service Plan described below; and any extraordinary expenses incurred in a Fund’s operation.

Distributor

The Company and the Distributor are parties to an Underwriting Agreement dated May 1, 2008 (the “Distribution Agreement”) under which the Distributor acts as principal underwriter for the Funds’ Shares.  The principal business address of the Distributor is 4020 South 147th Street, Omaha, Nebraska 68137.  Under the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of the Funds’ Shares.  The Distributor has no obligation to sell any specific quantity of Fund Shares.  Unless otherwise terminated, the Distribution Agreement has an initial term of two years

37

and thereafter will remain in effect from year to year for successive annual periods if approved at least annually (i) by the vote of a majority of the Company’s Board of Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Company’s Board of Directors or the vote of a majority of the outstanding Shares of the Company.  The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The Distributor solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities.  If applicable to a class of the Company’s Shares as described below, the Distributor may receive distribution fees from certain of the Funds as authorized by the Distribution and Service Plan described below.

Distribution and Service Plan

The Company has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which each Fund, except the International Fund, is authorized to make payments to banks, including First National, other institutions, the Distributor, and broker-dealers, (with all of the foregoing organizations being referred to as “Participating Organizations”) for providing distribution or Shareholder service assistance.  Payments to such Participating Organizations may be made pursuant to agreements entered into upon the recommendation of the Distributor.  The Plan authorizes each Fund, except the International Fund, to make payments with respect to certain classes of Shares in an amount not in excess, on an annual basis, of 0.25% of the average daily net assets of that Fund.  As of the date of this SAI, the Company has no class of Shares outstanding to which the Plan is applicable.

Payments may be made by the Funds under the Plan for the purpose of financing any activity primarily intended to result in the sales of Shares of the Funds as determined by the Board of Directors.  Such activities could include advertising; compensation for sales and sales marketing activities of financial services agents and others, such as dealers or distributors; Shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead.  To the extent any activity is one that the Funds may finance without a Plan, the Funds may also make payments to finance such activity outside of the Plan and not subject to its limitations.  Any payments under the Plan would not be tied exclusively to actual distribution and service expenses, and the payments could exceed distribution and service expenses actually incurred.

As required by Rule 12b-1, the Plan was approved by the sole Shareholder of each of the Funds and by the Board of Directors, including a majority of the Directors who are not interested persons of any of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the “12b-1 Directors”).  The Plan may be terminated as to a Fund by vote of a majority of the 12b-1 Directors, or by vote of majority of the outstanding Shares of that Fund.  Any change in the Plan that would materially increase the distribution cost to a Fund requires Shareholder approval.  The Directors will, if the Plan issues shares applicable to the Plan, review quarterly a written report of such costs and the purposes for which such costs have been incurred.  The Plan may be amended by vote of the Directors including a majority of the 12b-1 Directors, cast in person at a meeting called for that purpose.  For so long as the Plan is in effect, the selection and nomination of those Directors who are not interested persons of the Company must be made by the 12b-1 Directors.  All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the 12b-1 Directors or by a vote of the majority of the outstanding Shares of any of the Funds.  The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the 12b-1 Directors, and (ii) by a vote of a majority of the entire Board of Directors cast in person at a meeting called for that purpose.  The Board of Directors has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued.  In addition, the Directors in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its Shareholders.

The Board of Directors of the Company believes that the Plan, if activated, would be in the best interests of each Fund since it would encourage growth of a Fund.  As a Fund grows in size, certain expenses, and therefore total expenses, per Share, may be reduced and overall performance per Share may be improved.

Administrative Services Plan

The Funds may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the Funds.  These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the Funds via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”).  Under these programs, the Company, on

38

behalf of the Funds, may enter into the administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other services with respect to the Funds.  These services may include, but are not limited to:  shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting.  To the extent any of these fees are paid by the Funds, they are included in the amount appearing as “Other Expenses” in the expense tables contained in the Prospectus.  In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services.  Compensation paid by the Advisor or Distributor out of their own resources for such service is not reflected in the fees and expenses outlined in the fee table for each Fund.

For these services, the Company may pay each financial intermediary (i) a fee based on average daily net assets of each Fund that are invested in such Fund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees.  The financial intermediary may impose other account or service charges to a Fund or directly to account holders.  Please refer to information provided by the financial intermediary for additional information regarding such charges.

As described in the Prospectus, the Company has also adopted an Administrative Services Plan (the “Services Plan”) under which the Institutional Class Shares of each Fund are authorized to pay certain financial institutions, including First National, its correspondent and affiliated banks, and the Distributor (each a “Service Organization”), to provide certain ministerial, record keeping, and administrative support services to their customers who own Institutional Class Shares in a Fund of record or beneficially, such as processing dividend and distribution payments from the Funds on behalf of customers, providing periodic statements to customers showing their positions in the Institutional Class Shares of the Funds, providing sub-accounting with respect to Institutional Class Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Institutional Class Shares of the Funds pursuant to specific or pre-authorized instructions.  Payments to Service Organizations are made pursuant to Servicing Agreements between the Company and the Service Organization.  The Services Plan authorizes Institutional Class Shares of each Fund to make payments to Service Organizations in an amount, on an annual basis, of up to 0.25% of the average daily net assets of that Fund.  The Services Plan has been approved by the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Services Plan or in any Servicing Agreements thereunder (the “Disinterested Directors”).  The Services Plan may be terminated as to a Fund by a vote of a majority of the Disinterested Directors.  The Directors review quarterly a written report of the amounts expended pursuant to the Services Plan and the purposes for which such expenditures were made.  The Services Plan may be amended by a vote of the Directors, provided that any material amendments also require the vote of a majority of the Disinterested Directors.  For so long as the Services Plan is in effect, the selection and nomination of Disinterested Directors must be made by the Company’s Disinterested Directors.  All Servicing Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Directors.  The Services Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Directors, including a majority of the Disinterested Directors.

As authorized by the Services Plan, the Company has entered into a Servicing Agreement with First National pursuant to which First National has agreed to provide certain administrative support services in connection with Institutional Class Shares of the Funds owned of record or beneficially by its customers.  Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers; (ii) providing periodic statements to its customers showing their positions in the Institutional Class Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by First National; (v) providing subaccounting with respect to the Institutional Class Shares beneficially owned by First National’s customers or the information necessary for subaccounting; (vi) if required by law, forwarding Shareholder communications from a Fund (such as proxies, Shareholder reports, annual and semiannual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Institutional Class Shares pursuant to specific or preauthorized instructions.  In consideration of such services, the Company, on behalf of each Fund, may pay First National a monthly fee, computed at the annual rate of 0.25% of the average aggregate NAV of Institutional Class Shares of that Fund held during the period by customers for whom First National has provided services under the Servicing Agreement.  The following table shows the net fees paid to First National pursuant to the Services Plan, and the fees waived, during the last three fiscal years:

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ADMINISTRATIVE SERVICES PLAN FEES
PAID TO FIRST NATIONAL*

Fund	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2010
Short-Intermediate Fund	$118,124	$121,121	$153,739
Income Fund	$151,248	$134,897	$143,810
Balanced Fund	$84,388	$67,365	$64,084
Core Equity Fund	$261,449	$208,135	$237,056
Growth Opportunities Fund	$181,176	$140,908	$140,330
Small Company Fund	$108,617	$93,733	$128,679
International Fund	$244,880	$181,493	$229,809
Large Cap Fund	$20,605	$61,101	$164,880
*           No administrative service plan fees were waived by First National during the last three fiscal years.

In addition, the Company, on behalf of a Fund, may enter into, from time to time, other Servicing Agreements with other Service Organizations pursuant to which such Service Organizations will provide similar services as those discussed above.

Custodians

First National (the “Custodian”), 1620 Dodge Street, Omaha, Nebraska 68197, serves as custodian to each of the Funds except the International Fund, pursuant to the Custodian Agreement dated December 20, 1994 and amended December 5, 1995, June 4, 1996, February 3, 1998, and July 1, 2007 (the “Custodian Agreement”).  The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest on each Fund’s investments.  In consideration of such services, each Fund pays the Custodian a fee, computed daily and paid monthly, at the annual rate of 0.03% of such Fund’s average daily net assets.

In the opinion of the staff of the SEC, since First National is serving as both an investment adviser, as an affiliate of Tributary, and custodian of the Funds, the Funds and the Custodian are subject to the requirements of Rule 17f-2 under the 1940 Act, and therefore the Funds and the Custodian will comply with the requirements of such rule.

On September 15, 2008, Union Bank, N.A. (f/k/a Union Bank of California) (the “International Custodian”), located at 350 California Street, 6 th Floor, San Francisco, California 94104, became the custodian to the International Fund pursuant to the Custody Agreement dated September 1, 2008, (the “International Custodian Agreement”).  The International Custodian’s responsibilities include safeguarding and controlling the International Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest on the Fund’s investments.  In consideration of such services, the International Fund pays the International Custodian a fee, computed daily and paid monthly, at the annual rate of 0.065% of the Fund’s average daily net assets.

Prior to September 15, 2008, The Northern Trust Company (“Northern Trust”), located at 50 South LaSalle Street, Chicago, Illinois 60675, served as custodian to the International Fund pursuant to a Custody Agreement dated April 15, 2002.  Northern Trust’s responsibilities included safeguarding and controlling the International Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest on the Fund’s investments.  In consideration of such services, the International Fund paid Northern Trust a fee, computed daily and paid monthly, at the annual rate of 0.065% of the Fund’s average daily net assets.  The following table shows the gross and net custody fees paid to, and fees waived by, the Custodian, the International Custodian and Northern Trust during the last three fiscal years:

CUSTODY FEES

	Year Ended March 31, 2008		Year Ended March 31, 2009			Year Ended March 31, 2010
Fund	Net Fees	Fees Waived	Gross Fees	Fees Waived	Nets Fees	Gross Fees	Fees Waived	Net Fees
Short-Intermediate Fund	$14,175	-0-	$14,535	$5,943	$8,592	$18,448	$9,225	$9,223
Income Fund	$18,150	-0-	$16,188	$6,550	$9,638	$17,257	$8,630	$8,627
Balanced Fund	$10,126	-0-	$8,084	$3,199	$4,885	$7,690	$3,846	$3,844
Core Equity Fund	$31,374	-0-	$24,977	$9,900	$15,077	$28,446	$14,225	$14,221
Growth Opportunities Fund	$21,741	-0-	$16,909	$6,563	$10,346	$16,839	$8,421	$8,418
Small Company Fund	$13,034	-0-	$11,248	$4,518	$6,730	$15,441	$7,721	$7,720
International Fund	$63,669*	-0-	$47,189**	-0-	$47,189**	$59,750***	-0-	$59,750***
Large Cap Fund	$2,473	-0-	$7,332	$3,020	$4,312	$19,785	$9,894	$9,891
*           Northern Trust was paid $63,669 in custody fees by the International Fund for the fiscal year ended March 31, 2008.

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**    Northern Trust was paid $27,015 and the International Custodian was paid $20,174 in custody fees by the International Fund for the fiscal year ended March 31, 2009.
***         The International Custodian was paid $59,750 in custody fees by the International Fund for the fiscal year ended March 31, 2010.

Transfer Agency Services

DST Systems, Inc., 210 West 10th Street, Kansas City, Missouri serves as Transfer Agent and dividend disbursing agent for the Company pursuant to the Agency Agreement dated July 1, 2005.  Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund’s Shareholders of record:  maintenance of Shareholder records; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Company on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials.  The following table shows the Transfer Agent fees paid during the last three fiscal years:

TRANSFER AGENT FEES

Fund	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2010
Short-Intermediate Fund	$28,576	$35,865	$29,099
Income Fund	$33,718	$36,918	$28,415
Balanced Fund	$29,550	$30,244	$23,120
Core Equity Fund	$41,173	$46,364	$33,902
Growth Opportunities Fund	$33,837	$39,544	$27,004
Small Company Fund	$30,738	$33,053	$27,064
International Fund	$49,939	$49,939	$32,623
Large Cap Fund	$16,070	$25,042	$30,343

Banking Regulations

Prior to November 1999, various judicial and administrative interpretations had interpreted Federal law, including the Federal Glass-Steagall Act, as limiting the mutual fund activities of certain banks and bank holding companies.  The Gramm-Leach-Bliley Financial Modernization Act was passed in November 1999 and effectively repealed the Glass-Steagall Act.

First National and Tributary each believe that they possessed, prior to the repeal of the Glass-Steagall Act, and continue to possess, the legal authority to perform the services each provides to each of the Funds as described in:  (i) the Prospectus and this SAI (with respect to First National and Tributary); (ii) the Master Advisory Agreement and the Tributary Co-Administration Agreement  (with respect to Tributary); and (iii) the Custodian Agreement and  the Servicing Agreement (with respect to First National), without violation of applicable statutes and regulations.  First National and Tributary have each been advised by their respective counsel that counsel believes that such laws should not prevent them from providing the services required of them under these agreements.  Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict First National or Tributary, as the case may be, from continuing to perform such services for the Company.  Depending upon the nature of any changes in the services which could be provided by First National or Tributary, the Board of Directors of the Company would review the Company’s relationship with such parties, and consider taking all action necessary in the circumstances.

Independent Registered Public Accounting Firm

KPMG LLP ("KPMG"), 303 E. Wacker Drive, Chicago, Illinois 60601-5255,  is the independent registered public accounting firm for the Funds.   KPMG provides financial auditing services as well as certain tax return preparation services for the Funds.

Legal Counsel

Husch Blackwell Sanders LLP, 1620 Dodge Street, Suite 2100, Omaha, Nebraska 68102, is counsel to the Company.

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Codes of Ethics

Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a Fund’s investment activities.  The Company, Tributary, FNFA, KBCAM, Riverbridge and the Distributor have each adopted Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act.  Each Code of Ethics conditionally permits personnel of the foregoing parties to invest in securities, including securities that may be purchased or held by a Fund.

ADDITIONAL INFORMATION

The Company was organized as a Nebraska corporation on October 12, 1994.  The Company and four of its portfolios were organized to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of The Sessions Group, an Ohio business trust.  On April 10, 1995, the Company acquired approximately $326 million of assets from The Sessions Group in return for an equivalent dollar amount of Shares of the Company.  Additional portfolios have been added since then.  Each Share of a Fund represents an equal proportionate interest in that Fund with other Shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Board of Directors.

Organization and Capital Structure

The Company is authorized to issue a total of 1,000,000,000 Shares of common stock in series with a par value of $.00001 per share.  Four Hundred million (400,000,000) of these Shares have been authorized by the Board of Directors to be issued in series designated for the existing eight Funds.  The Board of Directors may re-allocate additional Shares in series, or may divide the Shares of any existing or new series into two or more subseries or classes, all without Shareholder approval.  The Board of Directors has authorized two classes of Shares for each Fund – the Institutional Class and the Institutional Plus Class.  As of the date of this SAI, the Board of Directors has authorized the issuance of 25,000,000 of the authorized Shares as Institutional Class shares and 25,000,000 of the authorized Shares as Institutional Plus Class Shares.    As of the date of this SAI, only Institutional Class Shares have been issued and are outstanding.

All Shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable.  All Shares have equal voting rights.  They can be issued as full or fractional Shares.  A fractional Share has the same kind of rights and privileges as a full Share on a pro-rata basis.  The Shares possess no preemptive or conversion rights.

Each Share of a Fund has one vote (with proportionate voting for fractional Shares) irrespective of the relative net asset value of the Shares.  On some issues, such as the election of Directors, all Shares of a Fund vote together as one series.  Cumulative voting is authorized.  This means that in a vote for the election of Directors, Shareholders may multiply the number of Shares they own by the number of directorships being filled and then allocate such votes to one or more Directors.  On issues affecting only a particular Fund, the Shares of the affected Fund vote as a separate series.  An example of such an issue would be a fundamental investment restriction pertaining to only one Fund.

The Articles of Incorporation of the Company permit the Company, by resolution of its Board of Directors, to create new series of common Shares relating to new investment portfolios or to subdivide existing series of Shares into subseries or classes.  Classes can be utilized to create differing expense and fee structures for investors in the same Fund.  Differences can exist, for example, in the sales load, Plan fees or Service Plan fees applicable to different classes of Shares offered by a particular Fund.  Such arrangements can enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the Funds.  The Board of Directors could create additional classes in the future without Shareholder approval.  However, any such creation of classes would require compliance with regulations the SEC has adopted under the 1940 Act.

Shareholder Meetings

It is possible that the Company will not hold annual or periodically scheduled regular meetings of Shareholders.  Annual meetings of Shareholders will not be held unless called by the Shareholders pursuant to the Nebraska Business Corporation Act or unless required by the 1940 Act and the rules and regulations promulgated thereunder.  Special meetings of the Shareholders may be held, however, at any time and for any purpose, if called by (i) the Chairman of the Board, the President and two or more Directors, or (ii) by one or more Shareholders holding 10% or more of the Shares entitled to vote on matters presented to the meeting, if such Shareholders comply with the requirements of the Nebraska Business Corporation Act.  Additionally, the local district court may summarily order that a special meeting be held if it is properly demanded and either (y) insufficient notice was given or (z) it was not

42

held.  In addition, the 1940 Act requires a Shareholder vote for all amendments to fundamental investment policies, investment advisory contracts and amendments thereto.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter.  For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund.  However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Directors may be effectively acted upon by Shareholders of the Company voting without regard to series.

Ownership of Shares

As of July 23 , 2010, First National and its affiliates held of record substantially all of the outstanding Shares of the Funds as agent, custodian, trustee or investment adviser on behalf of its customers.  At such date, First National, 1620 Dodge Street, Omaha, Nebraska 68197, and its affiliates held as beneficial owner 5% or more of the outstanding Shares of the Funds because it possessed sole or shared voting or investment power with respect to such Shares.

Control Persons and Principal Holders of Securities

As of July 23, 2010, the following persons were the only persons who were record owners (or to the knowledge of the Company, beneficial owners) of 5% or more of the Institutional Class Shares of the Funds.  As of July 23 , 2010, no person was the record owner (or to the knowledge of the Company, beneficial owner) of 5% or more of the Institutional Plus Class Shares of the Fund.  Persons who owned of record or beneficially more than 25% of a Fund’s outstanding Shares may be deemed to “control” the Fund within the meaning of the 1940 Act.  The Company knows of no other persons who may be deemed to control a Fund.  Any person who may be deemed to control a Fund may have the ability to control any proposal submitted to the Shareholders for approval, including changes to such Fund’s fundamental policies or the terms of the advisory agreement with the investment adviser.  However, the Company believes that most of the Shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers; and accordingly, such ownership likely would not impact the voting rights of the respective Funds’ Shareholders.  Penfirn Company and Firnbank Company are each subsidiaries of First National, and each are Nebraska corporations.

GROWTH OPPORTUNITIES FUND
Shareholder	Number of Shares	Percent of Fund
Firnbank Company No Rebate First National Bank of Omaha PO Box 3128 Omaha, NE 68103-0128	795,981	13.14%

Penfirn Company Simple 401k C/o Trust Department – Damon Wiser PO Box 3128 Omaha, NE 68103-0128	4,674,047	77.17%
Penfirn Company Cash/Reinvest PO Box 3327 Omaha, NE 68103-0327	345,424	5.70%

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CORE EQUITY FUND

Shareholder	Number of Shares	Percent of Fund
Firnbank Company No Rebate First National Bank of Omaha PO Box 3128 Omaha, NE 68103-0128	4,313,697	30.80%

Penfirn Company C/o Trust Department – Damon Wiser PO Box 3327 Omaha, NE 68103-0327	6,331,237	45.21%
Penfirn Company Omnibus Cash/Reinvest PO Box 3327 Omaha, NE 68103-0327	2,143,790	15.31%

 SHORT - INTERMEDIATE FUND

Shareholder	Number of Shares	Percent of Fund
Firnbank Company No Rebate First National Bank of Omaha PO Box 3128 Omaha, NE 68103-0128	1,965,710	27.40%

Penfirn Company Simple 401k C/o Trust Department – Damon Wiser PO Box 3128 Omaha, NE 68103-0128	2,946,161	41.06%

Penfirn Company Cash/Reinvest PO Box 3327 Omaha, NE 68103-0327	2,157,098	30.06%

SMALL COMPANY FUND

Shareholder	Number of Shares	Percent of Fund
Firnbank Company Omnibus PO Box 3327 Omaha, NE 68103-0327	1,327,555	34.90%

Penfirn Company Simple 401k C/o Trust Department – Damon Wiser PO Box 3128 Omaha, NE 68103-0128	1,839,365	48.35%

Penfirn Company Omnibus Cash/Reinvest PO Box 3327 Omaha, NE 68103-0327	545,383	14.34%

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BALANCED FUND

Shareholder	Number of Shares	Percent of Fund
Penfirn Company Simple 401k C/o Trust Department – Damon Wiser PO Box 3128 Omaha, NE 68103-0128	2, 218,680	91.35%

INCOME FUND

Shareholder	Number of Shares	Percent of Fund
Firnbank Company No Rebate First National Bank of Omaha PO Box 3128 Omaha, NE 68103-0128	2,067,143	34.12%

Penfirn Company Simple 401k C/o Trust Department – Damon Wiser PO Box 3128 Omaha, NE 68103-0128	1,629,320	26.90%

Penfirn Company Cash/Reinvest PO Box 3327 Omaha, NE 68103-0327	2,249,121	37.13%

INTERNATIONAL FUND

Shareholder	Number of Shares	Percent of Fund
Penfirn Company FBO 1010308213 PO Box 3327 Omaha, NE 68103-0327	3,460,724	33.06%

Penfirn Company Simple 401k C/o Trust Department – Damon Wiser PO Box 3128 Omaha, NE 68103-0128	5,394,711	51.54%

Penfirn Company Omnibus Cash/Reinvest PO Box 3327 Omaha, NE 68103-0327	1,586,181	15.15%

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LARGE CAP FUND

Shareholder	Number of Shares	Percent of Fund
Penfirn Company Simple 401k C/o Trust Department – Damon Wiser PO Box 3128 Omaha, NE 68103-0128	5,112,925	54.55%

Penfirn Company FBO 1010308213 PO Box 3327 Omaha, NE 68103-0327	1,673,295	17.85%

Penfirn Company FBO Omnibus PO Box 3327 Omaha, NE 68103-0327	2,575,882	27.48%

Vote of a Majority of the Outstanding Shares

As used in the Prospectus and this SAI, a “vote of a majority of the outstanding Shares” of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (i) 67% or more of the votes of Shareholders of such Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (ii) the holders of more than 50% of the outstanding Shares of that Fund.

Additional Tax Information

This following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Funds and to an investment in the Funds by a U.S. stockholder.  This summary does not purport to be a complete description of the income tax considerations applicable to such an investment.  For example, the following does not describe income tax consequences that are assumed to be generally known by U.S. shareholders or certain considerations that may be relevant to certain types of U.S. shareholders subject to special treatment under U.S. federal income tax laws, including tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions.  This summary assumes that U.S. shareholders hold Shares as capital assets (within the meaning of the Code).  The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this SAI and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion.  This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax and does not discuss any tax consequences to investors that are not U.S. shareholders.  Furthermore, this discussion generally does not reflect possible application of the alternative minimum tax (“AMT”).

Each of the Funds is treated as a separate entity for federal income tax purposes and each intends to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code, for so long as such qualification is in the best interest of such Fund’s Shareholders.  Qualification as a RIC under the Code requires, among other things, that the regulated investment company distribute to its Shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess if any, of net short-term capital gains over long-term capital losses).  In addition, in order to qualify as a RIC, the following source-of-income and asset-diversification requirements must be met:  (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of a Fund’s taxable year, at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and (iii) at the end of each fiscal quarter of a Fund’s taxable year, not more than 25% of the value of its total assets is invested in (x) the securities (other than US Government securities or securities of other RICs) of any one issuer, (y) the securities of two or more issuers that a Fund controls and which are engaged in the same, or similar, or related trades or businesses or (z) the securities of one or more qualified publicly traded partnerships.  For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to a Fund’s principal

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business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

Each Fund contemplates declaring as dividends 100% of its investment company taxable income (before deduction of dividends paid).  In order to avoid the imposition of an excise tax, each Fund is required to distribute annually, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the 12 months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year.  If distributions during the calendar year were less than the required amounts, that Fund would be subject to a nondeductible 4% excise tax on the deficiency.  Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated.  A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the Shareholders.  A return of capital distribution will generally not be taxable, but will reduce each Shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those Shares on which the distribution was received are sold.

Although each Fund expects to qualify as a RIC and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.  In addition, if for any taxable year that Fund does not qualify for the special tax treatment afforded RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders) and its distributions (including capital gain distributions) generally will be taxed as dividends to Shareholders.  In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and corporate Shareholders would be eligible for the dividends received deduction.  Non-corporate Shareholders would generally be able to treat such dividend distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010, provided in each case that certain holding period and other requirements are satisfied.

Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities.  Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to file an election with the IRS that will enable Shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund.  Since less than 50% in value of a Fund’s total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations (other than in the case of the International Fund), such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by the Fund.  These taxes will be taken as a deduction by such Fund.

Each Fund will be required in certain cases to backup withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts paid to any Shareholder who (i) has provided either an incorrect tax identification number or no number at all, (ii) who is subject to withholding by the IRS for failure to properly include on their return payments of interest or dividends, (iii) who has failed to certify to the Fund such Shareholder is not subject to backup withholding, or (iv) has failed to certify to the Fund that they are a U.S. person (including a resident alien).  Backup withholding is not an additional tax.  Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

In addition, to the extent Shareholders receive distributions of income attributable to investments in repurchase agreements by a Fund, such distribution may also be subject to state or local taxes.

A Fund may invest in complex securities such as repurchase agreements.  These investments may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses.  In turn, those rules may affect the amount, timing, or character of the income distributed to you by a Fund.

Distributions paid by a Fund from its investment company taxable income, which includes realized net short-term capital gain, generally are taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or in Shares.  Such distributions (if designated by the Fund) may qualify (provided holding period and certain other requirements are met) (i) for the dividends received deduction available to corporations (treated as received from a non-20% owned corporation), but

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only to the extent that a Fund’s income consists of dividends received from U.S. corporations, excluding distributions from Code section 501 tax-exempt organizations, exempt farmers’ cooperatives or REITs and (ii) in the case of non-corporate U.S. shareholders (generally effective for taxable years beginning on or before December 31, 2010), as qualified dividend income eligible to be taxed at the reduced maximum rate of generally 15% (5% for such shareholders in lower tax brackets) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).  A qualified foreign corporation generally excludes any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company.

Distributions of a Fund’s net capital gain (which generally is its realized net long-term capital gains in excess of realized net short-term capital losses), properly designated by the Fund as capital gain dividends, if any, are taxable to U.S. shareholders at rates applicable to long-term capital gain, whether paid in cash or in Shares, and regardless of how long the U.S. shareholder held the Fund’s Shares.  Capital gain dividends are not eligible for the dividends received deduction.  The maximum tax rate on net capital gain of non-corporate U.S. shareholders is generally 15% (5% for such non-corporate shareholders in lower brackets) for such gain recognized before January 1, 2011.  Distributions in excess of the Fund’s earnings and profits first reduce the adjusted tax basis of a U.S. Shareholder’s Shares and, after such adjusted tax basis is reduced to zero, constitutes capital gain to such U.S. stockholder (assuming the stockholder’s Fund Shares are held as a capital asset).  For non-corporate taxpayers, distributions of investment company taxable income (other than qualified dividend income) may currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%.  For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.  To the extent that a distribution from a Fund is taxable, it is generally included in a Shareholder’s gross income for the taxable year in which the Shareholder receives the distribution.  However, if a Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to the Shareholders as if the dividend was received in the year it was declared.  Every year, each Shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Any gain or loss recognized on a sale, exchange, or redemption of Shares of a Fund by a Shareholder who is not a dealer in securities will generally, for individual Shareholders, be treated as a long-term capital gain or loss if the Shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.  However, if Shares on which a Shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such Shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.  In addition, the loss realized on a sale or other disposition of Shares will be disallowed to the extent a Shareholder repurchases (or enters into a contract to or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares).  This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.  The disallowed loss will be added to the cost basis of the new Shares acquired.

State Taxes

Distributions by a Fund to Shareholders and the ownership of Shares may be subject to state and local taxes.  Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above.  Shareholders are urged to consult their tax adviser regarding state and local tax rules affecting an investment in Fund Shares.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund.  Investment in Ginnie Mae or Fannie Mae securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-fee treatment.  The rules on exclusion of this income are different for corporate Shareholders.

Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of a Fund.  No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation.  In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative or administrative action.

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Miscellaneous

The Prospectus and this SAI omit certain of the information contained in the Company’s Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made.  No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

Financial Statements

The following audited financial statements for all Funds are contained in the Funds’ Annual Report, which is incorporated herein by reference, and considered legally part of, this SAI.  The financial statements and related report of the Funds’ independent registered public accounting firm included in the Funds’ annual report for the fiscal year ended March 31, 2010 are incorporated by reference into this SAI.  Copies of the Annual Report may be obtained, free of charge, by writing to the Company at P.O. Box 219022, Kansas City, Missouri, 64141-6022, or by telephoning toll free (800) 662-4203.

1.	Schedules of Portfolio Investments as of March 31, 2010

2.	Statements of Assets and Liabilities as of March 31, 2010

3.	Statements of Operations for the period ended March 31, 2010

4.	Statements of Changes in Net Assets for the periods ended March 31, 2010 and 2009.

5.	Financial Highlights

6.	Notes to Financial Statements

7.	Report of Independent Registered Public Accounting Firm

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APPENDIX A

Investment Grade Debt Securities.  As stated in the Prospectus, each Fund may invest in debt securities rated at purchase BBB or better by Standard & Poor’s Corporation (“S&P”), Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or the equivalent rating or better by nationally recognized statistical rating organization (“NRSRO”), or if unrated, considered by the Fund’s Adviser to be of comparable quality (“Investment Grade Debt Securities”).

As with other fixed-income securities, Investment Grade Debt Securities are subject to credit risk and market risk.  Market risk relates to changes in a security’s value as a result of changes in interest rates.  Credit risk relates to the ability of the issuer to make payments of principal and interest.  Because certain Investment Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.  Particular types of Investment Grade Debt Securities may present special concerns.  Some Investment Grade Debt Securities may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that a Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The credit ratings issued by NRSROs are subject to various limitations.  For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Investment Grade Debt Securities.  In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer.  For these reasons, the Advisers conduct their own independent credit analysis of Investment Grade Debt Securities.  Should subsequent events cause the rating of a debt security purchased by one of the Funds to fall below the fourth highest rating category, as the case may be, the Fund’s Adviser will consider such an event in determining whether that Fund should continue to hold that security.  The Advisers expect that they would not retain more than 5% of the assets of any Fund in such downgraded securities.  In no event, however, would that Fund be required to liquidate any such portfolio security where the Fund should suffer a loss on the sale of such securities.

Commercial Paper Ratings.  Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.  Commercial paper rated A1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted Al+.  Commercial paper rated A2 by S&P indicates that capacity for timely payment on issues is satisfactory.  However, the relative degree of safety is not as high as for issues designated A1.  Commercial paper rated A3 by S&P indicates adequate capacity for timely payment.  Such paper is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.  Commercial paper rated B by S&P is regarded as having only speculative capacity for timely payment.  Commercial paper rated C by S&P is regarded as short-term obligations with a doubtful capacity for payment.  Commercial paper rated D by S&P is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  Commercial paper rated A3, A2 or A1 by S&P is considered to be “investment grade.”

Moody’s commercial paper rating are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.  The rating Prime1 is the highest commercial paper rating assigned by Moody’s.  Issuers rated Prime1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations.  Prime1 repayment ability will often be evidenced by many of the following characteristics:  leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.  Issuers rated Prime2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics of Prime1 rated issuers, but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variations.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.  Issuers rated Prime3 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  The effects of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage.  Adequate alternate liquidity is maintained.  Commercial paper rated Prime 3, Prime2 or Prime1 by Moody’s is considered to be “investment grade.”

Commercial paper rated Fl+ by Fitch Inc. (“Fitch”) is regarded as having the strongest degree of assurance for timely payments.  Commercial paper rated F1 by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, i.e., Fl+.  Commercial paper rated F2 by Fitch is regarded as having a satisfactory degree of assurance of timely payment, but the margin of safety is not as great as for issues assigned Fl+ or F1 ratings.  Commercial paper rated F1+, F1 or F2 by Fitch is considered to be “investment grade.”  While commercial paper rated F3 by Fitch is regarded as having characteristics suggesting that the degree of assurance for timely payment is adequate, and is considered “investment grade,” near-term adverse changes could cause this commercial paper to be rated below “investment grade.”  Commercial paper rated FS by Fitch is regarded as having characteristics suggesting a minimal degree of assurance for timely payment and is vulnerable to near term adverse changes in financial and economic conditions.  Commercial paper rated D by Fitch is in actual or imminent payment default.

The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

Corporate Debt Ratings.  A S&P corporate debt rating is a current assessment of the credit-worthiness of an obligor with respect to a specific obligation.  Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.  Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree.  Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.  Corporate debt rated BBB, A, AA, and AAA by S&P is considered to be “investment grade” corporate debt.

The following summarizes the four highest ratings used by Moody’s for corporate debt.  Bonds that are rated Aaa by Moody’s are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.  Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.  Bonds that are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.  Bonds that are rated Baa by Moody’s are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.  Corporate debt rated Baa, A, Aa, and Aaa by Moody’s is considered to be “investment grade” corporate debt.

Moody’s applies numerical modifiers (1, 2, and 3) with respect to bonds rated Aa through Baa.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

The following summarizes the four highest long-term debt ratings by Duff & Phelps Credit Rating Co.  Debt rated AAA has the highest credit quality.  The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.  Debt rated AA has a high credit quality and protection factors are strong.  Risk is modest but may vary slightly from time to time because of economic conditions.  Debt rated A has protection factors that are average but adequate.  However, risk factors are more variable and greater in periods of economic stress.  Debt rated BBB has below average protection factors but is still considered sufficient for prudent investment.  However, there is considerable variability in risk during economic cycles.  To provide more detailed indications of credit quality, the ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the four highest long-term debt ratings by Fitch (except for AAA ratings, plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category).  Bonds rated AAA are considered to be of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.  Bonds rated AA are considered to be of very high credit quality.  The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.”  Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated “F-1+.”  Bonds rated as A are considered to be of high credit quality.  The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.  Bonds rated BBB are considered to be of satisfactory credit quality.  The obligor’s ability to pay interest and repay principal is considered to be adequate.  Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.  The likelihood that the ratings for these bonds will fall below investment grade is higher than for bonds with higher ratings.  Corporate debt rated BBB, A, AA, and AAA by S&P is considered to be “investment grade” corporate debt.

Municipal Obligations Ratings

The following summarizes the three highest ratings used by Moody’s for state and municipal short-term obligations.  Obligations bearing MIG1 or VMIG1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.  Obligations rated MIG2 or VMIG2 denote high quality with ample margins of protection although not so large as in the preceding rating group.  Obligations bearing MIG3 or VMIG3 denote favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

S&P SP1, SP2, and SP3 municipal note ratings (the three highest ratings assigned) are described as follows:

“SP1”:  Very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

“SP2”:  Satisfactory capacity to pay principal and interest.

“SP3”:  Speculative capacity to pay principal and interest.

The following summarizes the four highest ratings used by Moody’s for state and municipal bonds:

“Aaa”:  Bonds judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”:  Bonds judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

“A”:  Bonds which possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”:  Bonds which are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The following summarizes the four highest ratings used by S&P for state and municipal bonds:

“AAA”:  Debt which has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

“AA”:  Debt which has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

“A”:  Debt which has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

“BBB”:  Debt which has adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Definitions of Certain Money Market Instruments

Commercial Paper.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit.  Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers’ Acceptances.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations.  U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government.  These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government.

U.S. Government Agency and Instrumentality Obligations.  Obligations of the U.S. government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.  Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policies and Procedures of Tributary Funds, Inc.

It is the policy of the Board of Directors of Tributary Funds, Inc. (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities to each investment adviser as a part of the adviser’s general management of the portfolio, subject to the Board’s continuing oversight.  The following are the guidelines adopted by the Board for the administration of this policy:

Fiduciary Duty.  The right to vote a proxy with respect to portfolio securities held in portfolios of Tributary Funds, Inc. (the “Funds”) is an asset of the Funds.  Each adviser/sub-adviser to whom authority to vote on behalf of the Funds is delegated acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

Review of Policies & Procedures.  Each adviser must present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.  The Board shall review the policies, procedures and other guidelines presented by each adviser to determine that they meet the requirements of this policy.

Reporting.  The adviser's annual proxy report must include a separate report of proxies with respect to which the adviser or its affiliates have a relationship with the companies issuing the proxy that gives rise to a conflict of interest between the adviser and the Funds.  The report must indicate the nature of the conflict of interest between the adviser and the Funds and how that conflict was resolved with respect to the voting of the proxy.

Subadvisers.  The adviser may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities to a sub-adviser retained to provide investment advisory services to portfolios of the Funds.  If such responsibility is delegated to a sub-adviser, the sub-adviser shall assume the reporting responsibilities of the adviser under these policy guidelines.

Record Retention.  Each adviser/sub-adviser will maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

Revocation.  The delegation of authority by the Board to vote proxies relating to portfolio securities of the Funds is voluntary and may be revoked by the Board, in whole or in part, at any time.

Proxy Voting Policies and Procedures of the Advisers

Tributary Capital Management LLC, First National Fund Advisers, KBC Asset Management International, Ltd. and Riverbridge Partners LLC (collectively, the “Advisers”) hereby adopt the following Proxy Voting Policies and Procedures, (the “Policies”) which shall be applicable to all voting securities owned from time to time by the respective portfolios (the “Funds”) of Tributary Funds, Inc. (the “Company”) and such other advisory clients as each Adviser shall determine.

1.  Proxy Committee.  Each Adviser shall establish a Proxy Committee (the “Committee”) consisting of not less than three (3) persons, each of whom is knowledgeable about the investment objectives, strategies and portfolio holdings of the Funds which the Adviser advises.  Such Proxy Committee shall be responsible for administering these Policies, and reporting at least quarterly to the Board of Directors of the Funds concerning any deviation from the Policies.  Each Adviser shall establish the method by which members of the Committee are chosen.  Each Committee may establish its own operating procedures.

2.  Voting.  The Proxy Committee shall vote all securities which a Fund is entitled to vote, unless the Committee unanimously agrees that abstention in a particular instance better serves the interests of the Fund and its Shareholders.  If the Committee cannot unanimously agree that abstention is in the best interests of the Fund and its Shareholders, the Committee should refer the matter to an independent proxy voting service.

3.  Voting Principles.  Each Committee will vote proxies consistent with the following principles:

(a) Proxies will be voted in a manner which serves the long-term best interests of the Fund and its Shareholders which, in most instances, will also be consistent with the Adviser’s objective in purchasing the underlying securities for the Fund.

(b) If more than one Fund owns the same security to be voted, the Committee will make a separate voting determination for each Fund, recognizing that differences in Fund investment objectives and strategies may produce different results.

(c) Because management of the respective companies whose securities are owned by the Funds will normally have a significant role in influencing the value of securities owned by the Funds, the Committee will ordinarily give substantial weight to management’s proposals and recommendations.  This is particularly true with respect to routine matters, such as uncontested elections, approval of auditors, approval of stock splits, reverse stock splits and dividends, and matters which the Committee, in its best judgment, determines to have no discernable positive or negative impact on the Funds.

(d) In addressing non-routine or contested matters, such as contested elections, take-over proposals, management defense strategies, management compensation issues, Shareholders rights or political/social issues, and after considering management’s recommendation, the Committee will consider the following criteria, as applicable, in descending order of priority:

(i)       Long-term economic impact on the subject company.

(ii)      Short-term economic impact on the subject company.

(iii)   Long-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.

(iv)   Short-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.

(v)       Long-term and short-term impact on international economic conditions.

(vi)   Unique economic factors which might dictate a re-weighting of the priority of criteria (i)-(v) above.

(vii)   National political/social considerations, such as environmental, human rights, health, animal rights and similar issues.

(viii)   International political/social considerations, such as environmental, human rights, health, animal rights and similar issues.

(e) At any time, the Committee may seek the advice of counsel or retain outside consultants to assist in its deliberations.  The Committee, in its sole discretion, may refer any matter to an independent proxy voting service.

4.  Conflicts of Interest.  The Committee is charged with the responsibility of identifying and dealing with conflicts of interest between the Adviser and the Funds it advises or the issuers of securities owned by the Funds, such as may arise in the proxy voting context from significant business relationships, significant personal or family relationships or attempts to influence voting by the Committee.  The Committee shall be guided by the following principles:

(a) The Committee has a duty to make reasonable investigation of information relating to conflicts of interest.  For purposes of identifying conflicts under this Policy, the Committee shall rely on publicly available information about the Adviser and its affiliates, information about the Adviser and its affiliates that is generally known by employees of the Adviser, and other information actually known by a member of the Committee.  Absent actual knowledge, the Committee is not required to investigate possible conflicts involving the Adviser where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee.  In connection with the consideration of any proxy voting matters under this Policy, each member of the Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge but which have not been identified by the Committee pursuant to this Policy.

(b) If the Committee determines that a conflict of interest exists, then proxy proposals that are routine (such as those described in 3(c) above) shall be presumed not to involve a material conflict of interest for the Adviser, unless the Committee has actual knowledge that a routine proposal should be treated as material.  The Committee shall adopt procedures specifically designed for the Adviser’s circumstances that identify those proposals that the adviser will consider to be routine for purposes of this Policy.

(c) If the Committee determines that a conflict of interest exists, then proxy proposals that are non-routine (such as those described in 3(d) above) shall be presumed to involve a material conflict of interest for the Adviser, unless the Committee determines that the Adviser’s conflict is unrelated to the proposal in question.  The Committee shall adopt procedures specifically designed for the Adviser’s circumstances that identify those proposals that the adviser will consider to be non-routine for purposes of this Policy.

(d) Although non-routine proposals in which a conflict of interest is present are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest.  To make this determination, the Committee must conclude that a proposal is not directly related to the Adviser’s conflict.  The Committee shall record in writing the basis for any such determination that a material conflict does not exist.

(e) If at any time the Committee concludes that a material conflict of interest exists in connection with a proxy vote, the Committee shall refer the specific proposal(s) to which the conflict of interest pertains to an independent third party who shall vote the proxies instead of the Committee.  The Committee shall take responsible steps to assure that such third party is, in fact, independent.  The Committee shall record in writing the basis for any such determination that a material conflict exists.

5.  Securities Lending.  With respect to securities of the Funds involved in a securities lending program, each Adviser will not be allowed to vote any proxies for such securities while the securities are on loan.  Although the lender retains the right to recall any loaned securities, the right to vote proxies during the loan period rests with the borrower.  While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment.  In the event the borrower would default in its obligations, such Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral.

6.	Reporting.

(a) Each Adviser will provide to the Funds’ Administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX or other required SEC filings including the items set forth below under “Recordkeeping.”

(b) Each Adviser will provide any information reasonably requested by the Board of Directors in connection with the Board’s annual review of the Funds’ proxy voting process.

In the event of a material conflict of interest proxy-voting situation, an Adviser will provide information at the next regular meeting of the Board of Directors of the Funds that will include a report describing all material facts of such conflict of interest situation and any findings made.

7.           Recordkeeping.

Each Adviser will keep and maintain the following records:

(a)	A copy of the Policies;

(b)	Copies of all proxy statements received regarding underlying portfolio securities held by the Funds;

(c)	Identification of each proxy’s issuer including the exchange ticker and CUSIP number (if available);

(d)	A record of all votes cast on behalf of the Funds;

(e)	Copies of any documents used or prepared by the Adviser in order to make a decision as to how to vote proxies or that memorialized the basis for the voting decision;

(f)	Written requests from the Funds’ Shareholders for information as to how the Adviser voted proxies for the Funds; and

(g)	Written responses by the Adviser to any requests from a Funds’ Shareholders for information as to how the Adviser voted proxies for the Fund.

These records and other items shall be maintained in an easily-accessible place for at least five (5) years from the end of the fiscal year during which the last entry was made on this record, the first two (2) years in the office of the Adviser.

Riverbridge Partners, LLC (“Riverbridge”) has adopted the following Proxy Voting Policies and Procedures which are applicable to all voting securities owned from time to time by the Fund and such other advisory clients of Riverbridge.

It is the policy of Riverbridge to vote all proxies for the exclusive benefit of the accounts whose assets we manage.  In most, if not all cases, this will mean that the proposals which maximize the value of portfolio securities will be approved without regard to non-economic considerations.  The purposes of these proxy voting procedures is to ensure that Riverbridge fulfills our responsibilities to clients in connection with the analysis of proposals submitted by corporate management, and others, to shareholders for approval, and properly executes and delivers proxy ballots in connection therewith.

As long as there is no provision to the contrary in the charter, by-laws, trust agreement, plan documents, partnership agreement or other controlling documents which create the legal entity with which Riverbridge is dealing, the power to vote on proposals presented to shareholders through the proxy solicitation process will be considered by us to be an integral part of our investment responsibility, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities.  Unless otherwise specifically provided in the agreement between the client and Riverbridge, we will be responsible for evaluating and voting on all proposals.  Riverbridge will generally not favor proposals which are designed to make it difficult for a company to be acquired or which have a tendency to entrench current management at the expense of securities holders.  Therefore, we will generally be expected to vote against proposals approving classified boards of directors, blank check preferred stock, unequal voting rights plans, elimination of shareholder action by written consent, prohibitions of shareholder special meetings, granting stock options at less than fair market value, exchanging underwater stock options, and the pyramiding of stock options by management.  Super majority proposals will be evaluated on a case-by-case basis, as will increases in authorized common stock, anti-greenmail provisions, reincorporation or re-organization proposals and acceleration of options vesting upon change of control.  Riverbridge will cast votes solely in the interest of maximizing plan assets over the long term for social and corporate responsibility issues.

In the above-indicated situations and those of similar import to shareholders, the Investment Team of Riverbridge will be responsible for making the decision on how securities will be voted in our model portfolios.  Riverbridge may utilize the services of a proxy research firm.  Securities in client accounts that are not held in our model portfolios will be voted based on recommendations received by an outsourced proxy research firm.  Their recommendations will be based on the proxy voting guidelines of Riverbridge.

In the rare case that Riverbridge may face a conflict of interest (such as voting on a security held in a company where we also manage that company’s pension assets), we will vote solely in the interest of maximizing plan assets over the long term.  If a conflict occurs, we will record the security involved, the basis for the conflict and our proxy votes as they relate to this security.

Summary:

Proxies will be voted for all clients unless the client has placed the responsibility elsewhere.

•	Copies of a representative proxy showing how the issues were voted will be kept on file at Riverbridge for a period of five (5) years, two (2) years on site.

•	Issues will be voted uniformly always keeping in mind maximizing the account value.

•	For those clients providing guidance to us by forwarding their proxy procedure, we will incorporate those procedures into our own policy providing there is no conflict with the existing policy.

•
Investment Team will identify any material conflicts of interest that exist.  Examples of potential conflicts include:  Riverbridge manages money for a pension fund of a corporation and also invests in the security of that corporation; an officer or director of a corporation in which Riverbridge invests is also a client of Riverbridge; a principal of Riverbridge has a personal relationship with an officer or director of a corporation in which Riverbridge invests that would bias Riverbridge’s ability to vote without conflict; or Riverbridge has a financial interest in the outcome of a proxy vote.  Riverbridge will use an independent third party to recommend how the proxy involving the conflict should be voted.

Procedure:

1.  Riverbridge Partners proxies are passed on to the Investment Team (the Proxy Committee) who indicates how to vote the issues.

The proxies are then passed to administrative personnel who vote online at www.proxyedge.com or www.proxyvote.com.

2.  Proxy voting records are retained by Riverbridge for the required length of time.

3.  Requests by clients for copies of our procedures or how we have voted their shares are recorded and any written request or response is copied and kept in the client’s correspondence file.

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

OTHER INFORMATION

ITEM 28. EXHIBITS

(a)	Articles of Amendment and Amended and Restated Articles of Incorporation of the registrant dated August 1, 2010 are filed herewith.

(b)	Amended and Restated Bylaws of the registrant dated August 1, 2010 are filed herewith.

(c)	Not applicable.

(d)(1)
Investment Advisory Agreement between the registrant and Tributary Capital Management, LLC dated May 3, 2010 (incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(d)(2)
Investment Sub-Advisory Agreement between Tributary Capital Management, LLC and First National Fund Advisers dated May 4, 2010 (incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(d)(3)
Investment Sub-Advisory Agreement between Tributary Capital Management, LLC and KBC Asset Management International Limited dated May 3, 2010 (incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(d)(4)
Investment Sub-Advisory Agreement between Tributary Capital Management, LLC and Riverbridge Partners, LLC dated May 3, 2010 (incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(e)(1)
Underwriting Agreement between the registrant and Northern Lights Distributors, LLC dated May 1, 2008 (incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 31 on Form N-1A filed May 28, 2008).

(f)	Not applicable.

(g)(1)
Custodian Agreement between the registrant and First National Bank of Nebraska dated November 15, 2005 (incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 32 on Form N-1A filed July 30, 2008).

(g)(2)
Amended Schedule A to the Custodian Agreement between the registrant and First National Bank of Nebraska dated May 29, 2008 (incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 32 on Form N-1A filed July 30, 2008).

(g)(3)
Custodian Agreement between the registrant and Union Bank, N.A. (f/k/a Union Bank of California) dated September 1, 2008 (incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 33 on Form N-1A filed July 29, 2009).

(h)(1)
Administrative Services Plan of the registrant and Servicing Agreement, dated April 10, 1995 (incorporated by reference to Exhibit 9.3 to Post-Effective Amendment No. 5 on Form N-1A filed July 23, 1996).

(h)(2)
Co-Administration Agreement between the registrant and First National Bank of Omaha, dated October 1, 2006 (incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 25 on Form N-lA filed July 30, 2007).

(h)(3)
Amendment and Assignment of Co-Administration Agreement between First National Bank of Omaha and Tributary Capital Management, LLC dated May 3, 2010 (incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(h)(4)
Fund Accounting and Co-Administration Services Agreement between the registrant and Jackson Fund Services dated December 18, 2009 (incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(h)(5)	Agency Agreement between the registrant and DST Systems, Inc. dated July 1, 2005 (incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 32 on Form N-1A filed July 30, 2008).

(h)(6)	Transfer Agency Fee Schedule to Agency Agreement between the registrant and DST Systems, Inc. effective October 1, 2008 is filed herewith.

(h)(7)
Services Agreement between the registrant, Tributary Capital Management, LLC and Charles Schwab & Co., Inc. dated April 17, 2006 (incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 32 on Form N-1A filed July 30, 2008).

(h)(8)
Operating Agreement between the registrant and Charles Schwab & Co., Inc. dated April 17, 2006 (incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 32 on Form N-1A filed July 30, 2008).

(h)(9)
Operating Agreement between the registrant, Northern Lights Distributors, LLC, First National Bank of Omaha, and Vanguard Marketing Corporation dated December 15, 2008 (incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(h)(10)
Amendment and Assignment of Operating Agreement between the registrant, Northern Lights Distributors, LLC, First National Bank of Omaha, Vanguard Marketing Corporation and Tributary Capital Management, LLC dated May 26, 2010 is filed herewith.

(h)(11)
Services Agreement between Tributary Capital Management, LLC, FNB Fund Advisers, Northern Lights Distributors, LLC, National Financial Services LLC, Fidelity Brokerage Services LLC, and Fidelity Investments Institutional Operations Company, Inc. dated August 1, 2009 (incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(h)(12)
Amendment to Services Agreement between Tributary Capital Management, LLC, Northern Lights Distributors, LLC, National Financial Services LLC, Fidelity Brokerage Services LLC, and Fidelity Investments Institutional Operations Company, Inc. dated May 3, 2010 is filed herewith.

(h)(13)
Amended and Restated Fee Apportionment Agreement between the registrant, Tributary Capital Management, LLC, KBC Asset Management International Limited, Riverbridge Partners, LLC, and First National Fund Advisers dated May 3, 2010 is filed herewith.

(h)(14)
Amended and Restated Servicing Agreement to Administrative Services Plan for the registrant (incorporated by reference to Exhibit 9.6 to Post-Effective Amendment No. 6 on Form N-1A filed December 11, 1996).

(h)(15)
Amended and Restated Appendix A to the Servicing Agreement to Administrative Services Plan between the registrant and First National Bank of Omaha (incorporated by reference to Exhibit (h)(13) to Post-Effective Amendment No. 25 on Form N-1A filed July 30, 2007).

(h)(16)
Securities Lending Services Agreement between the registrant and Union Bank, N.A. (f/k/a Union Bank of California) dated September 1, 2008 (incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 33 on Form N-1A filed July 29, 2009).

(h)(17)
Securities Lending Services Agreement Client Addendum between the registrant and Union Bank, N.A. (f/k/a Union Bank of California) dated September 1, 2008 (incorporated by reference to Exhibit (h)(11) to Post-Effective Amendment No. 33 on Form N-1A filed July 29, 2009).

(h)(18)
Compliance Services Agreement between the registrant and Beacon Hill Fund Services, Inc. dated December 21, 2009 (incorporated by reference to Exhibit (h)(18) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(i)	Opinion and Consent of Husch Blackwell Sanders LLP is filed herewith.

(j)(1)	Consent of KPMG LLP is filed herewith.

(j)(2)	Limited Power of Attorney on behalf of the directors of the registrant (incorporated by reference to Exhibit (j)(2) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(k)	Not applicable.

(l)	Subscription Agreement of Miriam M. Allison dated December 20, 1994 (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 5 on Form N-1A filed July 23, 1996).

(m)(1)
Amended and Restated Distribution Plan – First Omaha Funds: Class A Shares dated February 13, 2008 (incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 31 on Form N-1A filed May 28, 2008).

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan of the registrant dated May 19, 2010 (incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(o)	Not applicable.

(p)(1)	Code of Ethics of the registrant (incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(p)(2)	Code of Ethics of First National Fund Advisers (incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(p)(3)	Code of Ethics of KBC Asset Management International Ltd. (incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(p)(4)	Code of Ethics of Riverbridge Partners, LLC (incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(p)(5)	Code of Ethics of Northern Lights Distributors, LLC (incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(p)(6)	Code of Ethics of Tributary Capital Management, LLC (incorporated by reference to Exhibit (p)(6) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(p)(7)	Code of Ethics of Beacon Hill Fund Services, Inc. (incorporated by reference to Exhibit (p)(7) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(p)(8)	Code of Ethics of Jackson National Asset Management, LLC (incorporated by reference to Exhibit (p)(8) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30. INDEMNIFICATION

Sections 21-20,103 and 20,108 of the Nebraska Business Corporation Act allows indemnification of officers and directors of the registrant under circumstances set forth therein. The registrant has made such indemnification mandatory. Reference is made to Articles VII(D) and IX of the registrant’s Amended and Restated Articles of Incorporation and Article XIII of registrant’s Amended and Restated Bylaws.

The general effect of such provision is to require indemnification of persons who are in an official capacity with the corporation against judgments, penalties, fines and reasonable expenses including attorneys’ fees incurred by said person if: (1) the person has not been indemnified by another organization for the same judgments, penalties, fines and expenses for the same acts or omissions; (2) the person acted in good faith; (3) the person received no improper personal benefit; (4) in the case of a criminal proceeding, the person had no reasonable cause to believe the conduct was unlawful; and (5) in the case of directors, officers and employees of the corporation, such persons reasonably believed that the conduct was in the best interest of the corporation, or in the case of directors, officers or employees serving at the request of the corporation for another organization, such person reasonably believed that the conduct was not opposed to the best interests of the corporation. A corporation is permitted to maintain insurance on behalf of any officer, director, employee or agent of the corporation, or any person serving as such at the request of the corporation, against any liability of such person.

Nevertheless, the Amended and Restated Articles of Incorporation prohibit any indemnification which would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended and the Amended and Restated Bylaws prohibits any indemnification inconsistent with the guidelines set forth in Investment Company Act Releases No. 7221 (June 9, 1972) and No. 11330 (September 2, 1980). Such Releases prohibit indemnification in cases involving willful misfeasance, bad faith, gross negligence and reckless disregard of duty and establish procedures for the determination of entitlement to indemnification and expense advances.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition to the indemnification provisions contained in the registrant’s Articles and Bylaws, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Administration and Fund Accounting Agreement and Custodian Agreement. Finally, the registrant has also included in its Articles of Incorporation a provision which eliminates the liability of outside directors to monetary damages for breach of fiduciary duty by such directors. Pursuant to Neb. Rev. Stat. Section 21-2018(2)(d) , such limitation of liability does not eliminate or limit liability of such directors for any act or omission not in good faith which involves intentional misconduct or a knowing violation of law, any transaction from which such director derived an improper direct or indirect financial benefit, for paying a dividend or approving a stock repurchase which was in violation of the Nebraska Business Corporation Act and for any act or omission which violates a declaratory or injunctive order obtained by the registrant or its shareholders.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Tributary Capital Management, LLC (“Tributary”), a wholly-owned subsidiary of First National of Nebraska, Inc. (“First National”), is the investment adviser to each of the investment portfolios of the registrant. First National and its affiliates provide a full range of financial and trust services to businesses, individuals, and government entities. First National and its affiliates serve Nebraska, as well as other areas of the Midwest.

To the knowledge of registrant, none of the directors or officers of Tributary is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of Tributary also hold positions with Tributary’s parent, First National, or its subsidiaries or affiliates.

ITEM 32. PRINCIPAL UNDERWRITERS.

Item 32(a)

Northern Lights Distributors, LLC (“NLD”), the principal underwriter of the registrant, also acts as a principal underwriter for the following: AdvisorOne Funds, Bryce Capital Funds, Epiphany Funds, The North Country Funds, Northern Lights Fund Trust, Rogé Partners Funds, Miller Investment Trust, Nile Capital Investment Trust, The Saratoga Advantage Trust, Northern Lights Variable Trust, Dominion Funds, Inc. and OCM Mutual Fund.

Item 32(b)

NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of NLD is 4020 South 147th Street, Omaha, Nebraska 68137.   NLD is an affiliate of Gemini Fund Services, LLC.  To the best of registrant’s knowledge, the following are the managers and officers of NLD:

	Positions and Offices	Positions and Offices
Name	with the Underwriter	with the Fund
W. Patrick Clarke	Manager	None
Brian Nielsen	Manager, President, Secretary	None
Daniel Applegarth	FINOP	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

Item 32(c). Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

Records relating to Jackson Fund Services’ functions as fund co-administrator for the registrant are located at its offices at 225 West Wacker Drive, Suite 1200, Chicago, IL 60606.  All other accounts, books and other documents required to be maintained under section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of First National, One First National Center, Omaha, Nebraska 68102, Tributary, 1620 Dodge Street, Stop 1075, Omaha, Nebraska 68197, DST Systems, Inc., 210 W. 10th Street, Kansas City, Missouri 64105, or Union Bank, 350 California Street, San Francisco, California 94104.

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

EXHIBIT INDEX

(a)	Articles of Amendment and Amended and Restated Articles of Incorporation of the registrant dated August 1, 2010.

(b)	Amended and Restated Bylaws of the registrant dated August 1, 2010.

(h)(6)	Transfer Agency Fee Schedule to Agency Agreement between the registrant and DST Systems, Inc. effective October 1, 2008.

(h)(10)
Amendment and Assignment of Operating Agreement between the registrant, Northern Lights Distributors, LLC, First National Bank of Omaha, Vanguard Marketing Corporation and Tributary Capital Management, LLC dated May 26, 2010.

(h)(12)
Amendment to Services Agreement between Tributary Capital Management, LLC, Northern Lights Distributors, LLC, National Financial Services LLC, Fidelity Brokerage Services LLC, and Fidelity Investments Institutional Operations Company, Inc. dated May 3, 2010.

(h)(13)
Amended and Restated Fee Apportionment Agreement between the registrant, Tributary Capital Management, LLC, KBC Asset Management International Limited, Riverbridge Partners, LLC, and First National Fund Advisers dated May 3, 2010.

(i)	Opinion and Consent of Husch Blackwell Sanders LLP.

(j)(1)	Consent of KPMG LLP.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, and State of Nebraska, on the 29th day of July, 2010.

Tributary Funds, Inc.

By:	*
Name:	Michael A. Summers
Title:	President
Date:	July 29, 2010

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*
Michael A. Summers	Director, President and	July 29, 2010
Principal Executive Officer
/s/ Daniel W. Koors
Daniel W. Koors	Treasurer and Principal	July 29, 2010
Financial Officer
*
John J. McCartney	Director	July 29, 2010
*
Gary D. Parker	Director	July 29, 2010
*
Robert A. Reed	Director	July 29, 2010
/s/ Toni M. Bugni
*By: Toni M. Bugni	Attorney-in-Fact	July 29, 2010

* Toni M. Bugni signs this document on behalf of each of the foregoing persons pursuant to the Limited Power of Attorney which is incorporated by reference to Exhibit (j)(2) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010.